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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 30, 1997
                                                           ------------


                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                   California
                                   ----------
                 (State or Other Jurisdiction of Incorporation)


           333-26355                               33-0459135
           ---------                               ----------
    (Commission File Number)         (I.R.S. Employer Identification No.)


      2 Ada, Irvine, California                              92618
      -------------------------                              -----
(Address of Principal Executive Offices)                   (Zip Code)


                                 (714) 753-6800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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



Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


 Exhibit
   No.             Document Description
  ----             --------------------


  1.1               Underwriting Agreement

  4.1               Pooling and Servicing Agreement

  10.1              Receivables Purchase Agreement

  10.2              Receivables Purchase Agreement

  23.1              Consent of Accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            CONSUMER PORTFOLIO SERVICES, INC.,
                                       as Originator of the Trust (Registrant)



Dated:  May 30, 1997                              By: /s/ Jeffrey P. Fritz
                                                      ---------------------
                                                         Jeffrey P. Fritz
                                                         Senior Vice President

                                INDEX TO EXHIBITS




                                                             Sequential
Exhibit No.         Document Description                      Page No.
-----------         --------------------                      --------
   1.1             Underwriting Agreement
   4.1             Pooling and Servicing Agreement
   10.1            Receivables Purchase Agreement
   10.2            Receivables Purchase Agreement
   23.1            Consent of Accountants

                                   Exhibit 1.1
                             Underwriting Agreement

                          CPS AUTO GRANTOR TRUST 1997-2
                              $113,393,930.84 6.65%
                        Class A Pass-Through Certificates

                             UNDERWRITING AGREEMENT

                                                                    May 21, 1997



PaineWebber Incorporated
1285 Avenue of the Americas
11th Floor
New York, New York 10104

Black Diamond Securities, LLC
230 Park Avenue, Suite 635
New York, New York 10019

Ladies and Gentlemen:

         CPS Receivables Corp. (the "Company"), a California corporation and wholly-owned subsidiary of Consumer Portfolio Services, Inc., a California corporation ("CPS"), proposes to issue and sell to you in your capacities as the Underwriters (the "Underwriters"), $113,393,930.84 aggregate principal amount of CPS Auto Grantor Trust 1997-2 6.65% Asset-Backed Certificates, Class A (the "Certificates"). The Certificates will be issued by CPS Auto Grantor Trust 1997-2 (the "Trust") pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of May 1, 1997 among the Company, CPS, as servicer (in such capacity, the "Servicer") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). Pursuant to the Pooling and Servicing Agreement, the Trust will also issue approximately $5,968,101.62 aggregate principal amount of CPS Auto Grantor Trust 1997-2 11.44% Asset-Backed Certificates, Class B (the "Class B Certificates") which are not being offered pursuant to the Registration Statement (as defined below) and are not the subject of this Agreement. The Certificates will evidence, in the aggregate, beneficial ownership of an undivided 95% interest in the Trust (other than interest received by the Trust in excess of the Class A Pass-Through Rate). The Class B Certificates will evidence, in the aggregate, beneficial ownership of an undivided 5% interest in the Trust (other than interest received by the Trust in excess of the Class B Pass-Through Rate). The assets of the Trust will include, among other things, a pool of retail installment sale contracts and all rights and obligations thereunder (collectively, the "Receivables"), with respect to Rule of 78's Receivables, all payments due thereunder after May 22, 1997 (the "Cutoff Date"), with respect to Simple Interest Receivables, all payments received thereunder after the Cutoff Date, security interests in the new and used automobiles, light trucks, vans and minivans securing the Receivables, certain bank accounts and the proceeds thereof, the Policy (for the benefit of the Certificateholders only) and the right of the Company to receive certain insurance proceeds and certain other property, all as more specifically described in the Pooling and Servicing Agreement.

         The Certificates will be issued in an aggregate principal amount of $113,393,930.84 which is equal to 95% of the aggregate principal balance of the Receivables as of the Cutoff Date. The Certificates will bear interest at an annual rate equal to 6.65% (the "Class A Pass-Through Rate") in accordance with the provisions of the Pooling and Servicing Agreement. The Class B Certificates will be issued in an aggregate principal amount of $5,968,101.62 which is equal to 5% of the aggregate principal balance of the Receivables as of the Cutoff Date. The Class B Certificates will bear interest at an annual rate equal to 11.44% (the "Class B Pass-Through Rate") in accordance with the provisions of the Pooling and Servicing Agreement.

         To the extent not otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

         As the Underwriters, each of you have advised the Company that (a) you are authorized to enter into this Agreement and (b) each of you is willing, acting severally and not jointly, to purchase the aggregate principal amount of the Certificates set forth opposite your respective names in Schedule I hereto.

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company, with respect to the Company, and CPS, with respect to CPS, and Samco, with respect to Samco, and both the Company and CPS in all other instances, each represents and warrants to, and agrees with each Underwriter, as of the date hereof and as of the Issuance, that:

         (a) CPS has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-26355), including a Base Prospectus, for registration of the offering and sale of the Certificates under the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations (the "1933 Act Regulations") of the Commission thereunder which conforms with the requirements of the 1933 Act and the 1933 Act Regulations. CPS has complied with the conditions for the use of a Registration Statement on Form S-3. CPS may have filed with the Commission one or more amendments to such Registration Statement, and may have used a Preliminary Final Prospectus, each of which has been previously furnished to each of the Underwriters. The offering of the Certificates is a Delayed Offering and, although the Base Prospectus may not include all the information with respect to the Certificates and the offering thereof required by the 1933 Act and the 1933 Act Regulations to be included in the Final Prospectus, the Base Prospectus includes all such information required by the 1933 Act and the 1933 Act Regulations to be included therein as of the Effective Date. The Company will hereafter file with the Commission pursuant to Rules 415 and 424(b), a final supplement to the Base Prospectus relating to the Certificates and the offering thereof. As filed, such final supplement shall include all required information with respect to the Certificates and, except to the extent the Underwriters shall agree in writing to any modification thereof, shall be in all substantive respects in the form furnished to each of the Underwriters prior to the Execution Time or, to the extent not completed at the Execution Time, shall be in such form with only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Final Prospectus) as the Company has advised each of the Underwriters, prior to the Execution Time, will be included or made therein.

         (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined below), the Final Prospectus (as supplemented and amended as of the Closing Date) will, comply in all material respects with the applicable requirements of the 1933 Act, the 1933 Act Regulations, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder (the "1934 Act Regulations"); on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (as supplemented and amended in the case of the Closing Date) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that each of CPS and the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information specified in Section 9(b) furnished in writing to the Company by or on behalf of any Underwriter specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement or amendment thereto) or the information regarding the Certificate Insurer set forth under the heading "THE CERTIFICATE INSURER" in or incorporated by reference in the Preliminary Final Prospectus and the Final Prospectus.

         (c) The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Base  Prospectus"  shall mean the  prospectus  referred to in
         Section 1(a) hereof contained in the Registration Statement at the Effective Date.

                  "Delayed Offering" shall mean the offering of the Certificates pursuant to Rule 415 which does not commence promptly after the effective date of the Registration Statement, with the result that only information required pursuant to Rule 415 need be included in such Registration Statement at the effective date thereof with respect to the Certificates.

                  "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment(s) thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed by the Company.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Final Prospectus" shall mean the prospectus supplement relating to the Certificates that is first filed pursuant to Rule
         424(b) under the 1933 Act after the Execution Time, together with the Base Prospectus.

                  "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Base Prospectus which describes the Certificates and the offering thereof and is used prior to filing of the Final Prospectus.

                  "Prospectus" shall mean, collectively, the Base Prospectus, any Preliminary Final Prospectus and the Final Prospectus.

                  "Registration Statement" shall mean (i) the Registration Statement referred to in Section 1(a) hereof, including all documents incorporated therein by reference, exhibits, financial statements and notes thereto and related schedules and other statistical and financial data and information included therein, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective); (ii) in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such Registration Statement as so amended; and (iii) in the event any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, such Registration Statement as so modified by the Rule 462(b) Registration Statement, from and after the effectiveness thereof. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule "415", "Rule 424", "Rule "430A" and "Regulation S-K" refer to such rules or regulation under the 1933 Act.

                  "Rule 430A Information" means information with respect to the Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" means a Registration Statement filed pursuant to Rule 462(b) under the 1933 Act relating to the offering covered by the Registration Statement (File No. 333-26355).

         Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the 1934 Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the 1934 Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

         (d) Each of the Company and CPS and Samco is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is duly qualified to transact business as a foreign corporation in each jurisdiction in which it is required to be so qualified and in which the failure to so qualify, taken in the aggregate, would have a material adverse effect on it.

         (e) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there has not been any material adverse change, or any development which could reasonably be expected to result in a material adverse change, in or affecting the financial position, shareholders' equity or results of operations of the Company, CPS or Samco or the Company's or CPS's or Samco's ability to perform its obligations under this Agreement or the Pooling and Servicing Agreement or any of the other Basic Documents (as defined below), other than as set forth or incorporated by reference in the Registration Statement or as set forth in the Final Prospectus.

         (f) Except for the registration of the Certificates under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the 1934 Act and applicable State securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters or the filing requirements of Rule 430A or Rule 424(b) under the 1933 Act, no consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement or the Pooling and Servicing Agreement or any of the other Basic Documents, except such as have been duly made or obtained or as will be duly made or obtained on or before the Closing Date.

         (g) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Certificates, nor instituted proceedings for that purpose. The Registration Statement contains, and the Final Prospectus together with any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the 1933 Act and the 1933 Act Regulations.

         (h)  The  documents  (other  than  the  financial   statements  of  the
Certificate Insurer, as to which no representation is made by CPS or the Company) which are incorporated by reference in the Registration Statement and the Final Prospectus or from which information is so incorporated by reference, as of the dates they were filed with the Commission, complied in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, as applicable, and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

         (i) Each of the Company, CPS and Samco confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business with Cuba, and each of the Company, CPS and Samco further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information included in the Final Prospectus, if any, concerning either the Company's, CPS's or Samco's business with Cuba or with any person or affiliate located in Cuba changes in any material way, each of the Company, CPS and Samco, as the case may be, will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

         (j) All representations and warranties of the Company and CPS and Samco contained in each of the Basic Documents, including this Agreement, will be true and correct in all material respects when delivered and as of the Closing Date and are hereby incorporated by reference as if each such representation and warranty were specifically made herein.

         (k) Each of the Company and CPS and Samco has full power and authority (corporate and other) to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement, the CPS Purchase Agreement, the Samco Purchase Agreement, the Insurance Agreement, the Indemnification Agreement, the Spread Account Agreement, the Lock-Box Agreement and the Servicing Assumption Agreement (collectively, the "Basic Documents"), and to consummate the transactions contemplated hereby and thereby.

         (l) On or before the Closing Date, the direction by the Company to the Trustee to authenticate the Certificates will have been duly authorized by the Company, the Certificates will have been duly executed and delivered by the Company and, when authenticated by the Trustee in accordance with the Pooling and Servicing Agreement and delivered and paid for pursuant to this Agreement, will be duly issued and will entitle the holder thereof to the benefits and security afforded by the Pooling and Servicing Agreement, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally and (y) to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (m) This Agreement and each Basic Document to which the Company or CPS or Samco is a party has been duly authorized, executed and delivered by each of the Company and CPS and Samco, as applicable, and constitutes a valid and binding agreement of each of the Company and CPS and Samco, as applicable, enforceable against the Company and CPS and Samco in accordance with its terms, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, (y) to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law) and (z) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

         (n) None of the Company, CPS or Samco is in breach or violation of its Articles of Incorporation or By-Laws or in default in the performance or observance of any credit or security agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound, or in violation of any applicable law, statute, regulation, order or ordinance of any governmental body having jurisdiction over it, which breach or violation would have a material adverse effect on the ability of the Company or CPS or Samco to perform its obligations under any of the Basic Documents or the Certificates.

         (o) The issuance and delivery of the Certificates, the consummation of any other of the transactions contemplated herein or in the Pooling and Servicing Agreement or in any of the other Basic Documents or the fulfillment of the terms of this Agreement or the Pooling and Servicing Agreement or any of the other Basic Documents, subject to the registration of the Certificates under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the 1934 Act and applicable State securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters or the filing requirements of Rule 430A or Rule 424(b) under the 1933 Act, do not and will not conflict with or violate any term or provision of the Articles of Incorporation or By-Laws of the Company or CPS or Samco, any statute, order or regulation applicable to the Company or CPS or Samco of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or CPS or Samco and do not and will not conflict with, result in a breach or violation or the acceleration of or constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or CPS or Samco (other than in favor of the Trustee or as otherwise permitted under the Pooling and Servicing Agreement) pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or CPS or Samco is a party or by which the Company or CPS or Samco may be bound or to which any of the property or assets of the Company or CPS or Samco may be subject except for conflicts, violations, breaches, accelerations and defaults which would not, individually or in the aggregate, be materially adverse to the Company or CPS or Samco or materially adverse to the transactions contemplated by this Agreement or the Basic Documents.

         (p) Any taxes, fees and other governmental charges due on or prior to the Closing Date (including, without limitation, sales taxes) in connection with the execution, delivery and issuance of this Agreement, the Pooling and Servicing Agreement, the other Basic Documents and the Certificates have been or will have been paid at or prior to the Closing Date.

         (q) The Receivables are chattel paper as defined in the Uniform Commercial Code as in effect in the State of California.

         (r) Under generally accepted accounting principles, CPS will report its transfer of the CPS Receivables to the Company pursuant to the CPS Purchase Agreement as a sale of the CPS Receivables, Samco will report its transfer of the Samco Receivables to the Company pursuant to the Samco Purchase Agreement as a sale of the Samco Receivables and the Company will report its transfer of the Receivables to the Trustee pursuant to the Pooling and Servicing Agreement as a sale of the Receivables. Each of CPS and the Company has been advised by KPMG Peat Marwick LLP, Certified Public Accountants, that the transfers pursuant to the CPS Purchase Agreement and the Samco Purchase Agreement will be so classified under generally accepted accounting principles in accordance with Statement No. 77 of the Financial Accounting Standards Board (December 1983) and with Statement No. 125 of the Financial Accounting Standards Board (June 1996).

         (s) Pursuant to the CPS Purchase Agreement and the Samco Purchase Agreement, CPS and Samco are transferring to the Company ownership of the Receivables, the security interests in the Financed Vehicles securing the Receivables, certain other property related to the Receivables and the proceeds of each of the foregoing (collectively, the "Trust Assets"), and, immediately prior to the transfer thereof to the Trust, the Company will be the sole owner of all right, title and interest in, and has good and marketable title to, the Receivables and the other Trust Assets. The assignment of the Receivables and the other Trust Assets, including all the proceeds thereof, to the Trust pursuant to the Pooling and Servicing Agreement, vests in the Trust all interests which are purported to be conveyed thereby, free and clear of any liens, security interests or encumbrances.

         (t) Immediately prior to the transfer of the Receivables to the Trust, the Company's interest in the Receivables and the proceeds thereof shall have been perfected, UCC-1 financing statements (the "Financing Statements") evidencing (i) the transfer of the CPS Receivables to the Seller shall have been filed in the Office of the Secretary of State of the State of California, (ii) the transfer of the Samco Receivables to the Seller shall have been filed in the Office of the Secretary of State of the State of Texas and (iii) the transfer of the Receivables to the Trust shall have been filed in the Office of the Secretary of State of the State of California and there shall be no unreleased statements affecting the Receivables filed in either such office other than the Financing Statements. If a court concludes that the transfer of the Receivables from the Company to the Trust is a sale, then the interest of the Trust in the Receivables, the other Trust Assets and the proceeds thereof, will be perfected by virtue of the Financing Statements having been filed in the office of the Secretary of State of the State of California. If a court concludes that such transfer is not a sale, the Pooling and Servicing Agreement and the transactions contemplated thereby constitute a grant by the Company to the Trust of a valid security interest in the Receivables, the other Trust Assets and the proceeds thereof, which security interest will be perfected by virtue of the Financing Statements having been filed in the office of the Secretary of State of the State of California. No filing or other action, other than the filing of the Financing Statements in the offices of the Secretaries of State of the States of California and Texas referred to above and the execution and delivery of the Pooling and Servicing Agreement, is necessary to perfect the interest or the security interest of the Trust in the Receivables and the proceeds thereof against third parties.

         (u) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act.

         (v) None of the Company, CPS, Samco or the Trust is required to be registered as an "investment company" under the Investment Company Act.

2.       PURCHASE, SALE AND DELIVERY OF THE CERTIFICATES.

         Subject to the terms and conditions and in reliance upon the representations, warranties and covenants herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company the initial principal amount of the Certificates set forth opposite such Underwriter's name in Schedule I hereto, at the purchase price equal to 99.63000% of such initial principal amount.

         The Company will deliver against payment of the purchase price the Certificates in the form of one or more permanent global Certificates in definitive form (the "Global Certificates") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any Global Certificates will be held only in book-entry form through DTC except in the limited circumstances described in the Final Prospectus. Payment for the Certificates will be made by the Underwriters by wire transfer of same day funds to an account previously designated to the Underwriters by the Company at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, at 9:30 a.m. (New York time) on May 30, 1997, or at such other time as is mutually agreed (such time being herein referred to as the "Closing Date") against delivery of the Global Certificates representing all of the Certificates. The Global Certificates will be made available for checking at the above office of Mayer, Brown & Platt at least 24 hours prior to the Closing Date.

         As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York, California and Minnesota are open for business and are not permitted by law or executive order to be closed.

3.       OFFERING BY THE UNDERWRITERS.

         The Company is advised by the Underwriters that they propose to make a public offering of the Certificates, as set forth in the Final Prospectus, from time to time as and when the Underwriters deem advisable after the Registration Statement becomes effective. The Company agrees that the Underwriters may, but are not obligated to, make a market in the Certificates and that any such market making by an Underwriter may be discontinued at any time in the sole discretion of such Underwriter.

4.       COVENANTS OF THE COMPANY AND CPS.

         The Company, and CPS (if so stated), covenants and agrees with the several Underwriters that:

         (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective as soon as reasonably practicable thereafter or, if the procedure in Rule 430A is followed, prepare and timely file with the Commission under Rule 424(b) a Final Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance upon Rule 430A. Prior to the termination of the offering of the Certificates, the Company will not file any amendment of the Registration Statement or amendment or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Base Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished to each of the Underwriters a copy for its review prior to filing and will not file any such proposed amendment or supplement to which any of the Underwriters reasonably objects and which is not in compliance with the 1933 Act Regulations. The Company will promptly advise the Underwriters (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective; (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b); (iii) when, prior to termination of the offering of the Certificates, any amendment to the Registration Statement shall have been filed or become effective; (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any other additional information; (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution of any proceeding for that purpose; and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the initiation of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued or suspended, to obtain as soon as possible the withdrawal thereof.

         (b) Prior to the filing thereof with the Commission, the Company will submit to each of the Underwriters, for its approval after reasonable notice thereof, such approval not to be unreasonably withheld or delayed, a copy of any post-effective amendment to the Registration Statement, any Rule 462(b) Registration Statement proposed to be filed or a copy of any document proposed to be filed under the 1934 Act before the termination of the offering of the Certificates by the Underwriters if such document would be deemed to be incorporated by reference into the Registration Statement or Final Prospectus.

         (c) The Company will deliver to, or upon the order of, the Underwriters, from time to time, as many copies of any Preliminary Final Prospectus as the Underwriters may reasonably request. The Company will deliver to, or upon the order of, the Underwriters during the period when delivery of a Final Prospectus is required under the 1933 Act, as many copies of the Final Prospectus, or as thereafter amended or supplemented, as the Underwriters may reasonably request. The Company will deliver to the Underwriters at or before the Closing Date, two signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriters such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents filed under the 1934 Act and deemed to be incorporated by reference therein, and of all amendments thereto, as the Underwriters may from time to time reasonably request.

         (d) The Company will, and will cause the Trust to, comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, so as to permit the completion of the distribution of the Certificates as contemplated in this Agreement and the Final Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer in connection with the sale of any Certificates, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Final Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Final Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Final Prospectus to comply with any law or to file under the 1934 Act any document which would be deemed to be incorporated by reference in the Registration Statement to comply with the 1933 Act or the 1934 Act, the Company will promptly notify each of the Underwriters and will promptly either (i) prepare and file, or cause to be prepared and filed, with the Commission an appropriate amendment to the Registration Statement or supplement to the Final Prospectus or (ii) prepare and file, or cause to be prepared and filed, with the Commission (at the expense of the Company) an appropriate filing under the 1934 Act which shall be incorporated by reference in the Final Prospectus so that the Final Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Final Prospectus will comply with applicable law.

         (e) The Company will cooperate with the Underwriters in endeavoring to qualify the Certificates for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualifications in effect so long as required for the distribution of the Certificates, except that the Company will not be obligated to qualify the Certificates in any jurisdiction in which such qualification would require the Company to qualify to do business as a foreign corporation, file a general or unlimited consent to service of process or subject itself to taxation in any such jurisdiction to which it is not subject and will arrange for the determination of the legality of the Certificates for purchase by institutional investors. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as the Underwriters may reasonably request for distribution of the Certificates.

         (f) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Certificates in such a manner as would require the Company, CPS or the Trust to register as an investment company under the 1940 Act.

         (g) Until the retirement of the Certificates, or until such time as the Underwriters shall cease to maintain a secondary market in the Certificates, whichever occurs first, the Company will deliver to each Underwriter the annual statements of compliance and the annual independent certified public accountant's reports furnished to the Trustee pursuant to the Pooling and Servicing Agreement, as soon as such statements and reports are furnished to the Trustee.

         (h) The Company, CPS and Samco shall, from the date hereof through and including the Closing Date, furnish, or cause to be furnished, or make available, or cause to be made available, to each Underwriter or its counsel such additional documents and information regarding each of them and their respective affairs as each Underwriter may from time to time reasonably request and which the Company, CPS or Samco possesses or can acquire without unreasonable effort or expense, including any and all documentation requested in connection with such Underwriter's due diligence efforts regarding information in the Registration Statement and the Final Prospectus and in order to evidence the accuracy or completeness of any of the conditions contained in this Agreement; and all actions taken by the Company or CPS to authorize the sale of the Certificates shall be reasonably satisfactory in form and substance to each Underwriter.

         (i) The Company will cause the Trust to make generally available to Certificateholders as soon as practicable, but no later than sixteen months after the Effective

Date, an earnings statement of the Trust covering a period of at least twelve consecutive months beginning after such Effective Date and satisfying the provisions of Section 11(a) of the Act (including Rule 158 promulgated thereunder).

         (j) So long as any of the Certificates are outstanding, the Company will furnish to the Underwriters copies of all reports or other communications (financial or otherwise) furnished or made available to Certificateholders, and deliver to the Underwriters during such period, (i) as soon as they are available, copies of any reports and financial statements filed by or on behalf of the Trust or the Company with the Commission pursuant to the Securities
Exchange Act of 1934, as amended, and (ii) such additional information concerning the business and financial condition of the Company and CPS as the Underwriter may from time to time reasonably request.

         (k) On or before the Closing Date, the Company and CPS and Samco shall cause the respective computer records of the Company and CPS and Samco relating to the Receivables to be marked to show the Trustee's absolute ownership of the Receivables, and from and after the Closing Date neither the Company nor CPS nor Samco shall take any action inconsistent with the Trustee's ownership of such Receivables, other than as expressly permitted by the Pooling and Servicing Agreement.

         (l) To the extent, if any, that the ratings provided with respect to the Certificates by either of the Rating Agencies is conditional upon the furnishing of documents or the taking of any other actions by the Company, CPS or Samco, CPS shall, or shall cause the Company or Samco to, furnish such documents and take any such other actions.

         (m) On the Closing Date, the Company and CPS shall cause the Certificate Insurer to issue the Policy to the Trustee for the benefit of the holders of the Certificates in form and substance satisfactory to each Underwriter.

5.       [RESERVED]

6.       COSTS AND EXPENSES.

         The Company and CPS will pay upon receipt of a written request therefor all costs, expenses and fees incident to the performance of the obligations of the Company and CPS under this Agreement and will, jointly and severally, reimburse the Underwriters for all reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Certificates or in contemplation of performing the Underwriters' obligations hereunder and including, without limiting the generality of the foregoing, the following: (i) accounting fees of the Company; (ii) the fees and disbursements of Mayer, Brown & Platt; (iii) the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Final Prospectuses, the Final Prospectus, this Agreement, the listing application in respect of the Certificates, the Blue Sky Survey, if any, and any supplements or amendments thereto; (iv) the filing fees of the Commission; (v) any fees charged by the Rating Agencies for rating the Certificates; and (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Certificates, the Pooling and Servicing Agreement and the other Basic Documents to which the Trustee is a party and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Certificates under State securities or Blue Sky laws. If this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by each of the Underwriters pursuant to Section 12 hereof (other than on the basis of a default by the Underwriters pursuant to Section 10 hereof), or by reason of any failure, refusal or inability on the part of the Company or CPS to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company and CPS, jointly and severally, shall reimburse the Underwriters for reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Certificates or in contemplation of performing their obligations hereunder upon receipt of a written request therefor; but the Company shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits from the sale by them of the Certificates. Except to the extent expressly set forth in this Section 6, the Underwriters shall each be responsible for their own costs and expenses, including the fees and expenses of their counsel.

7.       CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

         The several obligations of the Underwriters to purchase and pay for the Certificates on the Closing Date are subject to the accuracy in all material respects as of the Closing Date of the representations and warranties of the Company, CPS and Samco contained herein, to the performance by the Company, CPS and Samco of their respective covenants and obligations hereunder and to the following additional conditions precedent:

         (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement will become effective not later than (i) 5:30 p.m. New York City time on the date of determination of the public offering price of the Certificates, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 noon New York City time on the business day following the day on which the public offering price of the Certificates was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed within the applicable time period prescribed for such filing by Rule 424(b), and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Underwriters and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration

Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Certificates.

         (b) On or prior to the date of this Agreement and on or prior to the Closing Date, each Underwriter shall have received a letter or letters, dated as of May 23, 1997, and as of the Closing Date, respectively, of KPMG Peat Marwick LLP, Certified Public Accountants, substantially in the form of the drafts to which each of the Underwriters has previously agreed and otherwise in form and substance satisfactory to each Underwriter and its counsel.

         (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company, CPS or any Affiliate of the Company or CPS which, in the judgment of each Underwriter, materially impairs the investment quality of the Certificates or the ability of CPS to act as Servicer or (ii) any downgrading in the rating of any debt securities or preferred stock of the Company, CPS or any Affiliate thereof by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company, CPS or any Affiliate thereof (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company or CPS or any Affiliate of the Company or CPS on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal, New York or California authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity, emergency or change in financial markets if, in the judgment of each Underwriter, the effect of any such outbreak, escalation, declaration, calamity, emergency or change makes it impractical or inadvisable to market the Certificates on the terms and in the manner set forth in the Final Prospectus.

         (d) The Company, CPS and Samco shall have furnished each Underwriter with such number of conformed copies of such opinions, certificates, letters and documents as it may reasonably request.

         (e) On the Closing Date, each of the Basic Documents and the Certificates shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Trustee shall have received a fully executed copy thereof or, with respect to the Certificates, a conformed copy thereof.

The Basic Documents and the Certificates shall be substantially in the forms heretofore provided to each Underwriter.

         (f) Each Underwriter shall have received a certificate of the Trustee, as to the due authorization, execution and delivery of the Pooling and Servicing Agreement by the Trustee.

         (g) Each Underwriter shall have received evidence satisfactory to such Underwriter that the Certificates have been rated "Aaa" by Moody's and "AAA" by Standard & Poor's.

         (h) Each Underwriter shall have received from Mayer, Brown & Platt, special counsel for CPS, Samco and the Company, opinions dated the Closing Date, addressed to such Underwriter, in a form satisfactory to such Underwriter.

         (i) Each Underwriter shall have received from Mayer, Brown & Platt, special Federal tax counsel for the Company, an opinion dated the Closing Date, addressed to such Underwriter, with respect to the status of the Trust for federal income tax purposes.

         (j) Each Underwriter shall have received from Mayer, Brown & Platt, an opinion dated the Closing Date, addressed to such Underwriter, with respect to the validity of the Certificates and such other related matters as such Underwriter shall require and the Company or CPS shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (k) Each Underwriter shall have received from counsel to the Trustee, the Standby Servicer and the Collateral Agent (which counsel shall be reasonably acceptable to such Underwriter), an opinion addressed to such Underwriter dated the Closing Date, in form and substance satisfactory to such Underwriter and its counsel, Mayer, Brown & Platt.

         (l) Each Underwriter shall have received from counsel to the Certificate Insurer, which counsel shall be reasonably acceptable to such Underwriter, an opinion addressed to such Underwriter, dated the Closing Date, in form and substance satisfactory to such Underwriter and its counsel, Mayer, Brown & Platt.

         (m) At the Closing Date, each Underwriter shall have received any and all opinions of counsel to the Company and CPS supplied to the Rating Agencies and the Certificate Insurer relating to, among other things, the interest of the Trustee in the Receivables and the other Trust Assets and the proceeds thereof and certain monies due or to become due with respect thereto, certain bankruptcy issues and certain matters with respect to the Certificates. Any such opinions shall be addressed to each Underwriter or shall indicate that such Underwriter may rely on such opinions as though they were addressed to such Underwriter, and shall be dated the Closing Date.

         (n) At the Closing Date, the Company, CPS and Samco shall have furnished to each Underwriter a certificate, dated the Closing Date, of the President, the Chief Financial Officer or any Vice President of the Company, CPS or Samco, as the case may be, in which each such officer shall state that: (i) the representations and warranties of the Company, CPS or Samco, as applicable, in this Agreement are true and correct on and as of the Closing Date; (ii) the Company, CPS or Samco, as applicable, has complied with all agreements and satisfied all conditions on its part required to be performed or satisfied hereunder and under each of the other Basic Documents at or prior to the Closing Date; (iii) the representations and warranties of the Company, CPS or Samco, as applicable, in each of the Basic Documents are true and correct as of the dates specified therein; (iv) with respect to the certificates delivered by CPS, the Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his or her knowledge, contemplated by the Commission; (v) with respect to the certificates delivered by CPS and the Company, he or she has carefully examined the Registration Statement and the Final Prospectus and, in his or her opinion, as of the Effective Date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and as of the Closing Date the Registration Statement and the Final Prospectus do not contain any untrue statement of a material fact or omit to state a material fact with respect to the Company, CPS or Samco necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and since the Effective Date of the Registration Statement, no event has occurred with respect to the Company, CPS or Samco which should have been set forth in a supplement to or an amendment of the Final Prospectus which has not been so set forth in such supplement or amendment; and (vi) with respect to the certificates delivered by the Company and CPS, subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there has been no material adverse change, or any development with respect to the Company, CPS or Samco which could reasonably be expected to result in a material adverse change, in or affecting particularly the business or properties of the Trust, the Company, CPS or Samco except as contemplated by the Final Prospectus or as described in such certificate.

         (o) Each Underwriter shall have received evidence satisfactory to such Underwriter that the Certificate Insurer shall have issued the Policy to the Trustee for the benefit of the Certificateholders in form and substance satisfactory to such Underwriter.

         (p) Each Underwriter shall have received evidence satisfactory to it that, on or before the Closing Date, the Financing Statements have been filed in
(i) the office of the Secretary of State of California reflecting the assignment of the interest of CPS in the CPS Receivables and the related other Trust Assets and the proceeds thereof to the Company, (ii) the office of the Secretary of State of Texas reflecting the assignment of the interest of Samco in the Samco Receivables and the related other Trust Assets and the proceeds thereof to the Company and (iii) the office of the Secretary of State of California reflecting the transfer of the interest of the Company in the Receivables and the other Trust Assets and the proceeds thereof to the Trustee.

         (q) All proceedings in connection with the transactions contemplated by this Agreement, the Pooling and Servicing Agreement and each of the other Basic Documents and all documents incident hereto or thereto shall be satisfactory in form and substance to each Underwriter.

         (r) The Company shall have furnished to the Underwriters such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Underwriters may reasonably have requested.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Underwriters and to Mayer, Brown & Platt, counsel for the Underwriters.

         If any of the conditions hereinabove provided for in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Underwriters by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date. In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 6 and 9 hereof).

8.       CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

         The obligations of the Company to sell and deliver the portion of the Certificates required to be delivered as and when specified in this Agreement are subject to the condition that, at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

9.       INDEMNIFICATION.

         (a) The Company and CPS, jointly and severally, agree to indemnify and hold harmless each Underwriter, its directors, officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities to which such Underwriter or any such other person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus, the Final Prospectus or any amendment or supplement thereto (other than information contained therein under the heading "the Certificate Insurer" and information incorporated by reference therein), or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse each Underwriter and each such person within 30 days of presentation of a written request therefor for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Certificates, whether or not such Underwriter or such person is a party to any action or proceeding; provided, however, that neither the Company nor CPS will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus, the Final Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or CPS, as the case may be, by, through or on behalf of the Underwriters specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company or CPS may otherwise have. The indemnity agreement of the Company and CPS in this Agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus or in the Final Prospectus, or any amendment or supplement thereto, such indemnity agreement shall not inure to the benefit of any Underwriter if such Underwriter failed to send or give a copy of the Final Prospectus (as amended or supplemented, if the Company or CPS, as the case may be, shall have furnished any amendment or supplement thereto to such Underwriter, which corrected such untrue statement or omission that is the basis of the loss, liability, claim, damage or expense for which indemnification is sought) to the person asserting any such loss, liability, claim, damage or expense at such time as the Final Prospectus, as so amended or supplemented, was required under the 1933 Act to be delivered to such person.

         (b) (i) Each Underwriter, severally and not jointly, will indemnify and hold harmless each of the Company and CPS, each of their directors, officers, employees and agents and each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from each of the Company and CPS to any Underwriter, its directors, officers, employees and agents and each person who controls any such Underwriter, but only with respect to untrue statements or omissions or alleged untrue statements or omissions made in the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus, the Final Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or CPS, as the case may be, by, through or on behalf of such Underwriter specifically for use in the preparation of the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus, the Final Prospectus or any amendment or supplement thereto. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or any amendments or supplements thereto, consists of the information set forth in the last paragraph on the front cover page concerning the terms of the offering by the Underwriters (insofar as such information relates to the Underwriters), legends required by
Item 502(d) of Regulation S-K under the 1933 Act and the information under the caption

"Methods of Distribution" in the Final Prospectus and under the caption "Underwriting" in the Final Prospectus.

                  (ii) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, CPS, the other Underwriter; the respective officers, directors, employees and agents of any such party, and each person who controls the Company, CPS or such other Underwriter within the meaning of the 1933 Act or the 1934 Act against any losses, claims, damages or liabilities to which such person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Computational Materials (as defined below) provided by such indemnifying Underwriter or (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, not misleading (except, in each case, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission results from the failure of the Company Provided Information to be accurate in all material respects); and will reimburse each such party within 30 days of written request therefor for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related thereto, whether or not such person is a party to any action or proceeding. The obligations of each Underwriter under this subsection (ii) shall be in addition to any other liability which such Underwriter may otherwise have. For purposes hereof, the term "Computational Materials" means information provided by an Underwriter to a prospective purchaser of Certificates, which information is not part of the Prospectus. For purposes hereof, the term "Company Provided Information" means the information contained in the table on page S-25 of the Preliminary Final Prospectus dated May 16, 1997 as to the weighted average APR of the Receivables, the weighted average remaining term of the Receivables and the aggregate principal balance of the Receivables as of the Preliminary Cutoff Date.

                  (iii) Each Underwriter shall, no later than the date on which the Prospectus is required to be filed pursuant to Rule 424, provide to CPS for filing with the Commission on Form 8-K a copy of any Computational Materials delivered by such Underwriter to any prospective purchaser of Certificates.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 9, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. The failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for indemnity or contribution or otherwise than on account of the provisions of Section 9(a) or (b), except and only to the extent such omission so to notify shall have materially prejudiced the indemnifying party under Section 9(a) or (b).

In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation of an invoice) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or
(iv) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Underwriters in the case of parties indemnified pursuant to Section 9(a) and by the Company in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

         (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under
Section 9(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and CPS on the one hand and the Underwriters on the other from the offering of the Certificates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company or CPS on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters (in each case as set forth in the table on the cover page of the Final Prospectus). As between the Underwriters, the relative benefits received by PaineWebber Incorporated, on the one hand, and Black Diamond Securities, LLC, on the other, shall be deemed to be in the same proportion as the respective portions of the total underwriting discounts and commissions received by each of them. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, CPS and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, subject to the limitations set forth above. Notwithstanding the provisions of this Section 9(d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Certificates purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) In any proceeding relating to the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus, the Final Prospectus, or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 9 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

         (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The obligations of the Company and CPS pursuant to Section 6, the indemnity and contribution agreements contained in this Section 9 and the representations and warranties of each of the Company and CPS set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, the Company or CPS, their respective directors, officers, employees or agents or any persons controlling any Underwriter or the Company, (ii) acceptance of any Certificates and payment thereof or hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, the Company or CPS, their respective directors, officers, employees or agents, or any person controlling any Underwriter, the Company or CPS, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

10.      DEFAULT BY THE UNDERWRITERS.

         If on the Closing Date, Black Diamond Securities, LLC shall fail to purchase and pay for all or any portion of the Certificates which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company, CPS or Samco), then PaineWebber Incorporated shall use reasonable efforts to procure within 36 hours thereafter one or more additional Underwriters to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Certificates which the defaulting Underwriter failed to purchase. If during such 36 hours PaineWebber Incorporated shall not have procured one or more additional Underwriters to purchase the Certificates agreed to be purchased by the defaulting Underwriter, then (a) if the aggregate amount of Certificates with respect to which such default shall occur does not exceed 10% of the Certificates covered hereby, PaineWebber Incorporated shall be obligated to purchase the Certificates which Black Diamond Securities, LLC failed to purchase, or (b) if the aggregate principal balance of Certificates with respect to which such default shall occur exceeds 10% of the principal balance of Certificates covered hereby, the Company or (provided PaineWebber Incorporated has not defaulted) PaineWebber Incorporated will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriter or of the Company except to the extent provided in Section 9 hereof. In the event of a default by Black Diamond Securities, LLC, as set forth in this
Section 10, the Closing Date may be postponed for such period, not exceeding seven days, as the non-defaulting Underwriter may determine in order that the required changes in the Registration Statement or in the Final Prospectus or in any other documents or arrangements may be effected. For purposes of this Agreement, the term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 10 shall not relieve Black Diamond Securities, LLC from liability in respect of any default of such Underwriter under this Agreement.

11.      NOTICES.

         All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows:

if to the Underwriters, to each of the following addresses:

PaineWebber Incorporated:

                  PaineWebber Incorporated
                  1285 Avenue of the Americas
                  New York, New York 10019
                  Attention: Barbara Dawson
                  Fax:  (212) 713-7999

with a copy to:

                  PaineWebber Incorporated
                  1285 Avenue of the Americas
                  New York, New York 10019
                  Attention: John Fearey
                  Fax:  (212) 713-1374

Black Diamond Securities, LLC:

                  Black Diamond Securities, L.L.C.
                  230 Park Avenue
                  New York, New York  10169
                  Attention:  Jeffrey W. Kramer
                  Fax:  (212) 953-6063;

if to the Company, at the following address:

                  CPS Receivables Corp.
                  2 Ada
                  Irvine, California 92718
                  Attention:  Charles Bradley, Jr.
                  Facsimile No.:  (714) 753-6805;

or, if sent to CPS at the following address:

                  Consumer Portfolio Services, Inc.
                  2 Ada
                  Irvine, California 92718
                  Attention:  Charles Bradley, Jr.
                  Facsimile No.:  (714) 753-6805

12.      TERMINATION.

         This Agreement may be terminated by the Underwriters by notice by each of the Underwriters to the Company as follows:

         (a) at any time prior to the Closing Date, if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, any material adverse change or any development involving a prospective material adverse change in the business, properties, results of operations, financial condition or business prospects of CPS, Samco or the Company, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in each of the Underwriters' reasonable judgment, make it impracticable to market the Certificates or to enforce contracts for the sale of the Certificates, (iii) any suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in each of the Underwriters' reasonable opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading or the giving of notice of any intended or potential downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1934 Act), (vii) the suspension of trading of the Common Stock by the Commission on the New York Stock Exchange or (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in each of the Underwriters' reasonable opinion has a material adverse effect on the securities markets in the United States; or

         (b) as provided in Sections 7 and 10 of this Agreement.

13.      SUCCESSORS.

         This Agreement has been and is made solely for the benefit of the Underwriters, CPS, Samco and the Company and their respective successors, executors, administrators, heirs and assigns, and the respective affiliates, officers, directors, employees, agents and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Certificates from any Underwriter shall be deemed a successor or assign merely because of such purchase.

14.      MISCELLANEOUS.

         The   reimbursement,   indemnification   and  contribution   agreements
contained  in this  Agreement,  the  obligations  of the  Company  and CPS under
Section 6 and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or the Company, their respective directors, officers, employees or agents or any controlling person of any Underwriter or the Company indemnified herein and (c) delivery of and payment for the Certificates under this Agreement.

         Each Underwriter agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Company or by a trust for which the Company was the depositor, which securities were rated by any nationally recognized statistical rating organization, it will not institute against, or join any other person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any Federal or state bankruptcy or similar law.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflict of laws provisions thereof. With respect to any claim arising out of this Agreement (i) each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, and (ii) each party irrevocably waives (1) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (2) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (3) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. To the extent permitted by applicable law, each Underwriter, the Company, Samco and CPS irrevocably waive all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or any matter arising hereunder.

         This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

         Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.



                    [Rest of page intentionally left blank.]

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                 Very truly yours,

                                 CPS RECEIVABLES CORP.


                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:


                                 CONSUMER PORTFOLIO SERVICES, INC.


                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:


                                 SAMCO ACCEPTANCE CORP.


                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

The  foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written:

PAINEWEBBER INCORPORATED


By:
   ----------------------------------------
   Name:
   Title:


BLACK DIAMOND SECURITIES, LLC


By:
   ----------------------------------------
   Name:
   Title:

                                   SCHEDULE I


                            Schedule of Underwriters
                            ------------------------



                                                 Portion of Initial Principal
                                               Amount of the Certificates to be
        Underwriter                                       Purchased
        -----------                                       ---------

PaineWebber Incorporated                             $113,293,930.84
Black Diamond Securities, LLC                             100,000.00
                                                          ----------

                                          Total      $113,393,930.84
                                                     ===============

                                   Exhibit 4.1
                         Pooling and Servicing Agreement

                                                                  EXECUTION COPY






                              CPS Receivables Corp.
                                     Seller


                                       and


                        Consumer Portfolio Services, Inc.
                                    Servicer


                                       and


                  Norwest Bank Minnesota, National Association
                          Trustee and Standby Servicer









                         POOLING AND SERVICING AGREEMENT
                             Dated as of May 1, 1997







                                 $119,362,032.46
                          CPS Auto Grantor Trust 1997-2
                   $113,393,930.84, 6.65% Class A Certificates
                   $5,968,101.62, 11.44% Class B Certificates

         POOLING AND SERVICING AGREEMENT dated as of May 1, 1997 (the "Agreement") among CPS Receivables Corp., a California corporation, as seller (the "Seller"), Consumer Portfolio Services, Inc., a California corporation ("CPS"), as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, as trustee and standby servicer (the "Trustee" and "Standby Servicer", respectively).

         In consideration of the premises and of the mutual agreements herein contained, and other good and valuable consideration, the receipt of which is acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                    ARTICLE I

                                   Definitions

         SECTION  1.1.  Definitions.   Whenever  used  in  this  Agreement,  the
following words and phrases, unless the context otherwise requires, whenever capitalized shall have the following meanings:

         "Adjusted Compensating Interest" has the meaning assigned to such term in Section 3.8(b).

         "Affiliate" of any Person means any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person. For purposes of this definition of "Affiliate", the term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause a direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Pooling and Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Amount Financed" with respect to a Receivable means the aggregate amount originally advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

         "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the Receivable.

         "Applied Principal" with respect to any Distribution Date shall be equal to the excess, if any, of (i) any increase in the Class B Principal Carryover Shortfall on such Distribution Date over (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period.

         "Applied Principal Carryover Amount" as of the close of business on any Distribution Date shall be an amount equal to the Applied Principal Carryover Amount as of the close of business on the preceding Distribution Date (or, with respect to the initial Distribution Date, for the Initial Closing Date), (i) increased by the Applied Principal, if any, with respect to such current Distribution Date and (ii) reduced by the Applied Principal Reduction Amount, if any, with respect to such current Distribution Date; provided that the Applied Principal Carryover Amount for the Initial Closing Date shall be $0.

         "Applied Principal Reduction Amount" with respect to any Distribution Date shall be equal to the amount of any decrease in a Class B Principal Carryover Shortfall on such Distribution Date; provided that the Applied
Principal Reduction Amount for any Distribution Date shall not exceed the Applied Principal Carryover Amount as of such Distribution Date.

         "Assumption Date" has the meaning assigned to such term in Section 9.2(a).

         "Authenticating Agent" has the meaning assigned to such term in Section 6.2B.

         "Book-Entry Certificates" means beneficial interests in the Class A Certificates, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are issued to the Certificate Owners, such Definitive Certificates shall replace Book-Entry Certificates.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, the State in which the Corporate Trust Office is located, the State in which the executive offices of the Servicer are located or the State in which the principal place of business of the Certificate Insurer is located shall be authorized or obligated by law, executive order, or governmental decree to be closed.

         "Casualty" means, with respect to a Financed Vehicle, the total loss or destruction of such Financed Vehicle.

         "Certificate" means any one of the certificates executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A or Exhibit B hereto.

         "Certificate Account" means the account designated as such, established and maintained pursuant to Section 4.1.

         "Certificate Balance" as of any day, means the sum of the Class A Certificate Balance on such day and the Class B Certificate Balance on such day.

         "Certificate Insurer" means Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, or its successors in interest.

         "Certificate Insurer Optional Deposit" means, with respect to any Determination Date and the related Distribution Date, any amount delivered by the Certificate Insurer to the Trustee in accordance with Section 4.11.

         "Certificate Owner" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner thereof as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant), in accordance with the rules of such Clearing Agency.

         "Certificate Register" and "Certificate Registrar" mean, respectively, the register maintained and the Certificate Registrar appointed pursuant to
Section 6.3.

         "Certificateholder" or "Holder" means the Person in whose name a Certificate shall be registered in the Certificate Register, except that so long as any Certificates are outstanding, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, the interest evidenced by any Certificate registered in the name of the Seller or the Servicer, or any Affiliate of either of them, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

         "Certificates"   means  the  Class  A  Certificates  and  the  Class  B
Certificates.

         "Class A Certificate" means any one of the 6.65% Class A Certificates, executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto.

         "Class A Certificate Balance" shall equal, initially, the Class A Percentage of the Original Pool Balance and, thereafter, shall equal the initial Class A Certificate Balance, reduced by all amounts previously distributed to Class A Certificateholders and allocable to principal.

         "Class A Certificateholder" means the Person in whose name a Class A Certificate shall be registered in the Certificate Register.

         "Class A Distributable Amount" means, for any Distribution Date, an amount equal to the sum of the Class A Principal Distributable Amount with respect to such Distribution Date and the Class A Interest Distributable Amount with respect to such Distribution Date.

         "Class A Guaranteed Distribution Amount" means, with respect to each Distribution Date, the sum of the Class A Interest Distributable Amount for such Distribution Date and the Class A Principal Distributable Amount for such
Distribution Date, in each case in accordance with the original terms of the Class A Certificates when issued and without regard to any amendment or modification of the Certificates or the Agreement which has not been consented to by the Certificate Insurer; provided, however, the Class A Guaranteed Distribution Amount shall not include, nor shall coverage be provided under the Policy in respect of, any taxes, withholding or other charge imposed with respect to any Class A Certificateholder by any governmental authority.

         "Class A Interest Carryover Shortfall" means, as of the close of any Distribution Date on which an Insurer Default is continuing, the excess of the Class A Interest Distributable Amount for such Distribution Date and any outstanding Class A Interest Carryover Shortfall from the preceding Distribution Date plus interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Pass- Through Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over the amount of interest that the Holders of the Class A Certificates actually received on such current Distribution Date.

         "Class A Interest Distributable Amount" means, for any Distribution Date, an amount equal to thirty (30) days of interest at the Class A Pass-Through Rate on the Class A Certificate Balance as of the close of business on the last day of the related Collection Period (calculated on the basis of a 360-day year consisting of twelve 30-day months); provided, however, that on the first Distribution Date, the Class A Interest Distributable Amount will equal interest at the Class A Pass-Through Rate on the Class A Certificate Balance from and including the Closing Date through and including June 14, 1997.

         "Class A Pass-Through Rate" means 6.65% per annum.

         "Class A Percentage" shall be ninety-five percent (95%).

         "Class A Pool Factor" means, as of a Distribution Date, a seven-digit decimal figure equal to the Class A Certificate Balance as of the close of business on such Distribution Date divided by the initial Class A Certificate Balance. The Class A Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A Pool Factor will decline to reflect reductions in the Class A Certificate Balance.

         "Class A Principal Carryover Shortfall" means, as of the close of any Distribution Date on which an Insurer Default is continuing, the excess of the Class A Principal Distributable Amount and any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date, over the amount of principal that the Holders of the Class A Certificates actually received on such current Distribution Date.

         "Class A Principal Distributable Amount" means, with respect to any Distribution Date other than the Final Scheduled Distribution Date, the sum of
(a) the Class A Percentage of the sum of the following  amounts:  (i) the sum of
(x) the principal portion as calculated in accordance with Section 4.3 of all Scheduled Payments received during the preceding Collection Period on Rule of 78's Receivables (excluding Recoveries, but including amounts transferred from the Payahead Account to the Certificate Account to be applied to the principal portion of Scheduled Payments but excluding any other amounts deposited into the Payahead Account) and (y) all payments of principal received on Simple Interest Receivables during such preceding Collection Period; (ii) the principal portion of all prepayments in full received during the preceding Collection Period (including prepayments in full resulting from collections with respect to a Receivable received during the preceding Collection Period plus the transfer of the Payahead Balance with respect to such Receivable to the Certificate Account pursuant to Section 4.6(a)(ii)) (without duplication of amounts included in clause (i) above and clause (iv) below); (iii) the portion of the Purchase Amount allocable to principal of each Receivable that became a Purchased Receivable as of the last day of the preceding Collection Period and, at the option of the Certificate Insurer, the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased (without duplication of amounts referred to in clauses (i) and (ii) above); (iv) the Principal Balance of each Receivable that first became a Liquidated Receivable during the preceding Collection Period (without duplication of the amounts included in clauses (i) and (ii) above); and (v) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the preceding Collection Period; plus (b) the portion of the Certificate Insurer Optional Deposit pursuant to Section 4.11(ii), if any, allocable to principal for such Distribution Date. In addition, on the Final Scheduled

Distribution Date, the Class A Principal Distributable Amount will equal the Class A Certificate Balance as of the Final Scheduled Distribution Date.

         "Class B Certificate" means any one of the 11.44% Class B Certificates, executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit B hereto.

         "Class B Certificate Balance" shall equal, initially, the Class B Percentage of the Original Pool Balance and, thereafter, shall equal the initial Class B Certificate Balance, reduced by all amounts previously distributed to Class B Certificateholders and allocable to principal.

         "Class B Certificateholder" means the Person in whose name a Class B Certificate shall be registered in the Certificate Register.

         "Class B Deficiency" shall have the meaning specified in
Section 4.7(c).

         "Class B Distributable Amount" means, for any Distribution Date, an amount equal to the sum of the Class B Principal Distributable Amount with respect to such Distribution Date and the Class B Interest Distributable Amount with respect to such Distribution Date.

         "Class B Interest Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Interest Distributable Amount for such Distribution Date and any outstanding Class B Interest Carryover Shortfall from the preceding Distribution Date, plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass-Through Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over the amount of interest that the Holders of the Class B Certificates actually received pursuant to Section 4.6(c)(vi) on such current Distribution Date.

         "Class B Interest Distributable Amount" means, for any Distribution Date, an amount equal to thirty (30) days of interest at the Class B Pass-Through Rate on the Class B Certificate Balance as of the close of business on the last day of the related Collection Period (calculated on the basis of a 360-day year consisting of twelve 30-day months); provided, however, that on the first Distribution Date, the Class B Interest Distributable Amount will equal interest at the Class B Pass-Through Rate on the Class B Certificate Balance from and including the Closing Date through and including June 14, 1997.

         "Class B Pass-Through Rate" means 11.44% per annum.

         "Class B Percentage" shall be five percent (5%).

         "Class B Pool Factor" means, as of a Distribution Date, a seven-digit decimal figure equal to the Class B Certificate Balance as of the close of business on such Distribution Date divided by the initial Class B Certificate Balance. The Class B Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class B Pool Factor will decline to reflect reductions in the Class B Certificate Balance.

         "Class B Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Principal Distributable Amount and any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date, over the amount of principal that the Holders of the Class B Certificates actually received on such current Distribution Date.

         "Class B Principal Distributable Amount" means, with respect to any Distribution Date other than the Final Scheduled Distribution Date, the Class B Percentage of the sum of the following amounts: (i) the sum of (x) the principal portion as calculated in accordance with Section 4.3 of all Scheduled Payments received during the preceding Collection Period on Rule of 78's Receivables (excluding Recoveries, but including amounts transferred from the Payahead Account to the Certificate Account to be applied to the principal portion of Scheduled Payments but excluding any other amounts deposited into the Payahead Account) and (y) all payments of principal received on Simple Interest Receivables during such preceding Collection Period; (ii) the principal portion of all prepayments in full received during the preceding Collection Period (including prepayments in full resulting from collections with respect to a Receivable received during the preceding Collection Period plus the transfer of the Payahead Balance with respect to such Receivable to the Certificate Account pursuant to Section 4.6(a)(ii)) (without duplication of amounts included in clause (i) above and clause (iv) below); (iii) the portion of the Purchase Amount allocable to principal of each Receivable that became a Purchased Receivable as of the last day of the preceding Collection Period and, at the option of the Certificate Insurer, the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased (without duplication of amounts referred to in clauses (i) and (ii) above); (iv) the Principal Balance of each Receivable that first became a Liquidated Receivable during the preceding Collection Period (without duplication of the amounts included in clause (i) and (ii) above); and (v) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the preceding Collection

Period. In addition, on the Final Scheduled Distribution Date, the Class B Principal Distributable Amount will equal the Class B Certificate Balance as of the Final Scheduled Distribution Date.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, or any successor provision thereto. The initial Clearing Agency shall be The Depository Trust Company ("DTC").

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means May 30, 1997.

         "Code" shall have the meaning specified in Section 2.7.

         "Collateral Agent" means, the Collateral Agent named in the Spread Account Agreement, and any successor thereto pursuant to the terms of the Spread Account Agreement.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 4.1.

         "Collection Period" means each calendar month during the term of this Agreement or, in the case of the initial Collection Period, the period from and excluding the Cutoff Date to and including the last day of the month in which the Cutoff Date occurred. Any amount stated "as of the close of business on the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (1) all applications of collections, (2) all current and previous Payaheads, (3) all applications of Payahead Balances and (4) all distributions.

         "Compensating Interest" means, with respect to all Simple Interest Receivables for which the Scheduled Payment for any Collection Period is received prior to the date on which such Scheduled Payment is due or for which any prepayment is otherwise received, an amount equal to the aggregate of the positive differences, if any, with respect to each such Simple Interest Receivable between (x) the sum of (a) 30 days' interest at an interest rate equal to the weighted average of the Class A Pass- Through Rate and the Class B Pass-Through Rate (weighted by relative Class A Certificate Balance and Class B Certificate Balance) on the Principal Balance of each such Simple Interest Receivable as of the first day of the related Collection Period and (b) the product of (i) one twelfth of the sum of (A) the Servicing Rate and (B) the per annum rate at which the Premium is calculated pursuant to the Premium Side Letter and (ii) the Principal Balance of such Simple Interest Receivable as of the first day of the related Collection Period and (y) the product of (i) the interest actually paid by the related Obligor with respect to such Simple Interest Receivable with respect to such Collection Period and (ii) a fraction, the numerator of which is the sum of (a) such weighted average of the Class A Pass-Through Rate and the Class B Pass-Through Rate referred to in (x)(a) above, (b) the Servicing Rate and (c) the per annum rate at which the Premium is calculated pursuant to the Premium Side Letter, and the denominator of which is the APR of such Simple Interest Receivable.

         "Confidential Information" means, in relation to any Person, any written information delivered or made available by or on behalf of CPS or the Seller to such Person in connection with or pursuant to this Agreement or the transactions contemplated hereby which is proprietary in nature and clearly marked or identified as being confidential information, other than information
(i) which was publicly known, or otherwise known to such Person, at the time of disclosure (except pursuant to disclosure in connection with this Agreement),
(ii) which subsequently becomes publicly known through no act or omission by such Person, or (iii) which otherwise becomes known to such Person other than through disclosure by CPS or the Seller.

         "Corporate Trust Office" means the office of the Trustee at which its corporate trust business shall be administered, which office at the date of this Agreement is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070.

         "CPS" means Consumer Portfolio Services, Inc., a California corporation and its successors.

         "CPS Purchase Agreement" means the Purchase Agreement dated as of May 1, 1997, by and between the Seller and CPS, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, relating to the purchase of the CPS Receivables by the Seller from CPS.

         "CPS Receivables" means a Receivable purchased by the Seller from CPS.

         "Cram Down Loss" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring Scheduled Payments to be made on a Receivable, an amount equal to such reduction in Principal Balance of such Receivable or the reduction in the net present value (using as the discount rate the lower of the contract rate or the rate of interest specified by the court in such order) of the Scheduled Payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date such order is entered.

         "Cutoff Date" means May 22, 1997.

         "Dealer" means, with respect to a Receivable, the seller of the related Financed Vehicle, who originated and assigned such Receivable to CPS, who in turn sold such Receivable to the Seller.

         "Deficiency Claim Amount" shall have the meaning specified in Section 4.7(a).

         "Deficiency Claim Date" means, with respect to any Distribution Date, the fourth Business Day preceding such Distribution Date.

         "Deficiency Notice" shall have the meaning specified in Section 4.7(a).

         "Definitive Certificates" shall have the meaning specified in Section 6.8.

         "Depository Agreement" means the agreement among the Seller, the Trustee and the Clearing Agency in the form attached hereto as Exhibit H.

         "Determination Date" means the earlier of (i) the seventh Business Day of each calendar month and (ii) the fifth Business Day preceding the related Distribution Date.

         "Distribution Date" means, for each Collection Period, the 15th day of the following month, or if the 15th day is not a Business Day, the next following Business Day, commencing June 16, 1997.

         "Eligible Account" means (i) a segregated trust account that is maintained with a depository institution acceptable to the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing), or
(ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "A-1" by Standard & Poor's and "P-1" by Moody's and (so long as an Insurer Default shall not have occurred and be continuing) acceptable to the Certificate Insurer.

         "Eligible   Investments"   mean   book-entry   securities,   negotiable
instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall be rated "A-1+" by Standard & Poor's and "P-1" by Moody's;

                  (c) commercial paper that, at the time of the investment or contractual commitment to invest therein, is rated "A-1+" by Standard & Poor's and "P-1" by Moody's;

                  (d) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (e) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) or (ii) a depository institution or trust company whose commercial paper or other short term unsecured debt obligations are rated "A-1+" by Standard & Poor's and "P-1" by Moody's and long term unsecured debt obligations are rated "AAA" by Standard & Poor's and "Aaa" by Moody's;

                  (f) with the prior written consent of the Certificate Insurer, money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, from each of the Rating Agencies in the highest investment category granted thereby; and

                  (g) any other investment as may be acceptable to the Certificate Insurer, as evidenced by a writing to that effect, as may from time to time be confirmed in writing to the Trustee by the Certificate Insurer.

         Any Eligible Investments may be purchased by or through the Trustee or any of its Affiliates.

         "Employee  Plan"  has the  meaning  assigned  to such  term in  Section
6.3(b).

         "ERISA" shall have the meaning specified in Section 2.7.

         "Event of Default" means an event specified in Section 9.1.

         "Final  Scheduled   Distribution  Date"  shall  be  the  October,  2002
Distribution Date.

         "Financed Vehicle" means a new or used automobile,  light truck, van or
minivan,   together  with  all   accessions   thereto,   securing  an  Obligor's
indebtedness under a Receivable.

         "Insolvency Proceeding" shall have the meaning specified in Section 9.5(b).

         "Insurance Agreement" means the Insurance and Indemnity Agreement among CPS, the Seller, and the Certificate Insurer, dated as of May 1, 1997, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Insurance Agreement Event of Default" means an Event of Default as defined in the Insurance Agreement.

         "Insurer Default" shall mean any one of the following events shall have occurred and be continuing:

                  (i) the Certificate Insurer fails to make a payment required under the Policy in accordance with its terms;

                  (ii) the Certificate Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York Department of Insurance Code or similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

                  (iii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer).

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens, and any liens that may attach to a Financed Vehicle by operation of law.

         "Liquidated Receivable" means any Receivable (i) which has been liquidated by the Servicer through the sale of the Financed Vehicle or (ii) for which the related Financed Vehicle has been repossessed and 90 days have elapsed since the date of such repossession or (iii) as to which an Obligor has failed to make more than 90% of a Scheduled Payment of more than ten dollars for 120 or more days as of the end of a Collection Period or (iv) with respect to which proceeds have been received which, in the Servicer's judgment, constitute the final amounts recoverable in respect of such Receivable.

         "Liquidation Proceeds" means, with respect to a Liquidated Receivable, the monies collected from whatever source during the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation, including reasonable expenses of the Servicer in connection with such liquidation, plus any amounts required by law to be remitted to the Obligor.

         "Lock-Box Account" means the segregated account designated as such, established and maintained pursuant to Section 4.1.

         "Lock-Box Agreement" means the Tri-Party Remittance Processing Agreement, dated the Closing Date, among the Servicer, the Lock-Box Processor and the Trustee, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with its terms or the terms hereof, unless such Agreement shall be terminated in accordance with its terms or the terms hereof, in which event "Lock-Box Agreement" shall mean such other agreement, in form and substance acceptable to the Certificate Insurer, among the Servicer, the Lock-Box Processor and the Trustee.

         "Lock-Box Bank" means, as of any date, a depository institution named by the Servicer and acceptable to the Certificate Insurer at which the Lock-Box Account is established and maintained as of such date.

         "Lock-Box Processor" means initially CashFlex, L.P. and its successors or any replacement Lock-Box Processor acceptable to the Certificate Insurer under the Lock-Box Agreement.

         "Moody's" means Moody's Investors Service, Inc., and any successors thereof.

         "Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle or any other Person who owes or may be liable for payments under such Receivable.

         "Officer's Certificate" means a certificate signed by the chairman of the board, the president, any vice chairman of the board, any vice president, the treasurer, the controller or any assistant treasurer or any assistant controller of CPS, the Seller, or the Servicer, as appropriate.

         "Opinion of Counsel" means a written opinion of counsel who may but need not be counsel to the Seller or Servicer, which counsel shall be acceptable to the Trustee and the Certificate Insurer and which opinion shall be acceptable to the Trustee and the Certificate Insurer in form and substance.

         "Optional Purchase Percentage" means 10%.

         "Original Pool Balance" means $119,362,032.46.

         "Payahead" on a Rule of 78's Receivable means the amount, as of the close of business on the last day of a Collection Period, determined in accordance with Section 4.3 with respect to such Rule of 78's Receivable.

         "Payahead Account" means the account designated as such, established and maintained pursuant to Section 4.1. The Payahead Account shall be held by the Trustee but shall be primarily for the benefit of the Obligors of Rule of 78's Receivables and shall not be part of the Trust.

         "Payahead Balance" on a Rule of 78's Receivable means the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Rule of 78's Receivable, as reduced by applications of previous Payaheads with respect to such Rule of 78's Receivable, pursuant to Sections 4.3 and 4.4.

         "Paying Agent" has the meaning assigned to such term in Section 6.2A.

         "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof or other organization or entity (whether governmental or private).

         "Policy" means the Financial Guaranty Insurance Policy No. 50591-N issued by the Certificate Insurer for the benefit of the Holders of the Class A Certificates issued hereunder, including any endorsements thereto.

         "Policy Claim Amount" with respect to a Distribution Date, means the sum of: (I) the lesser of (i) the amount required to be distributed pursuant to
Section 4.6(c)(v), and (ii) the excess of the sum of the amounts required to be distributed pursuant to Section 4.6(c)(i) through (v) over the sum of the Total Distribution Amount and the amount distributed (or available to be distributed pursuant to the Spread Account Agreement) in respect of the Deficiency Claim Amount, plus (II) the lesser of (i) the amount required to be distributed pursuant to Section 4.6(c)(vii), and (ii) the excess of the sum of the amounts required to be distributed pursuant to Section 4.6(c)(i) through (vii) over the sum of the Total Distribution Amount and the amount distributed (or available to be distributed pursuant to the Spread Account Agreement) in respect of the Deficiency Claim Amount.

         "Policy Payments Account" means the segregated trust account created by the Servicer under Section 4.1.

         "Pool Balance" as of the close of business on the last day of a Collection Period means the aggregate Principal Balance of the Receivables (excluding Liquidated and Purchased Receivables).

         "Post-Office Box" means the separate post-office box in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer, established and maintained pursuant to Section 4.1.

         "Preference Claim" shall have the meaning specified in Section 9.5(b).

         "Premium" has the meaning specified in the Premium Side Letter.

         "Premium Side Letter" means the letter agreement among the Seller, the Trustee and the Certificate Insurer dated as of May 30, 1997, referring to payment of the Premium.

         "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period means the Amount Financed minus the sum of the following amounts without duplication: (i) in the case of a Rule of 78's Receivable, that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the actuarial or constant yield method;
(ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the Simple Interest Method; (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal; (iv) any Cram Down Loss in respect of such Receivable; and (v) any prepayment in full or any partial prepayment applied to reduce the Principal Balance of the Receivable.

         "Program" shall have the meaning specified in Section 3.11.

         "Purchase Agreement" means the CPS Purchase Agreement and/or the Samco Purchase Agreement

         "Purchase Amount" means, with respect to a Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Receivable under the terms thereof including interest thereon to the end of the month of purchase.

         "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 3.7 or by CPS pursuant to Section 2.6 or Section 2.8.

         "Rating Agency" means each of Standard & Poor's and Moody's and any successors thereof. If either of such organizations or their respective successors is no longer in existence, "Rating Agency" shall also be such nationally recognized statistical rating organization or other comparable Person designated by the Certificate Insurer, notice of which designation shall be given to the Trustee and the Servicer.

         "Receivable" means each retail installment sale contract for a Financed Vehicle which shall appear on Schedule A to this Agreement (which Schedule A may be in the form of microfiche) and all rights and obligations thereunder except for Receivables that shall have become Purchased Receivables.

         "Receivable Files" means the documents specified in Section 2.8.

         "Record Date" means, with respect to any Distribution Date, the tenth day of the calendar month in which such Distribution Date occurs.

         "Recoveries" means, with respect to a Liquidated Receivable, the monies collected from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation plus any amounts required by law to be remitted to the Obligor.

         "Reimbursement Obligations" means, with respect to each Distribution Date, any amounts due to the Certificate Insurer under the terms hereof or under the Insurance Agreement and with respect to which the Certificate Insurer has not been previously paid.

         "Rule of 78's Receivable" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related retail installment sale contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the method commonly referred to as the "Rule of 78's" method or the "sum of the months' digits" method or any equivalent method.

         "Samco" means Samco Acceptance Corp., a subsidiary of CPS.

         "Samco Purchase Agreement" means the Purchase Agreement, dated as of May 1, 1997 by and between Samco and the Seller, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, relating to the purchase of the Samco Receivables by the Seller from Samco.

         "Samco Receivables" means a Receivable purchased by the Seller from Samco.

         "Scheduled Payment" means, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 or any rescheduling of payments in any insolvency or similar proceedings).

         "Securities Act" shall have the meaning specified in Section 6.3(b).

         "Seller" means CPS Receivables Corp., as the seller of the Receivables under this Agreement, and each of its successors pursuant to Section 7.3.

         "Servicer" means CPS as the servicer of the Receivables which were purchased by the Seller, and each successor to CPS (in the same capacity) pursuant to Section 8.3(a) or 9.2.

         "Servicer's Certificate" means a certificate completed and executed by a Servicing Officer pursuant to Section 3.9, substantially in the form of Exhibit F.

         "Servicing Assumption Agreement" means the Servicing Assumption Agreement, dated as of May 1, 1997, among CPS, the Standby Servicer and the Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Servicing Fee" means the fee payable to the Servicer for services rendered during the respective Collection Period, determined pursuant to Section 3.8.

         "Servicing Officer" means any Person whose name appears on a list of Servicing Officers delivered to the Trustee and the Certificate Insurer, as the same may be amended from time to time.

         "Servicing Rate" shall be 2.12% per annum, payable monthly, provided, however, that if the Standby Servicer becomes the successor Servicer, the "Servicing Rate" shall be equal to a percentage per annum determined pursuant to the Servicing Assumption Agreement not to exceed 3.00% per annum.

         "Simple Interest Method" means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid balance multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and the actual number of days in the calendar year) elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

         "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

         "Spread Account" means, with respect to the Trust and similar trusts to be established by the Seller, the Spread Account established and maintained pursuant to the Spread Account Agreement. The Spread Account shall be held by the Collateral Agent and shall in no event be deemed part of the Trust.

         "Spread Account Agreement" means the Master Spread Account Agreement among the Seller, the Certificate Insurer, the Collateral Agent and the Trustee, as amended and restated as of May 1, 1997, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, and any successors thereof.

         "Standby Fee" means the fee payable to the Standby Servicer so long as CPS is the Servicer calculated in the same manner, on the same basis and for the same period as the Servicing Fee is calculated pursuant to Section 3.8 based on a rate of 0.08% per annum rather than the Servicing Rate.

         "Standby Servicer" means Norwest Bank Minnesota, National Association, in its capacity as Standby Servicer pursuant to the terms of the Servicing
Assumption Agreement or such Person as shall have been appointed Standby Servicer pursuant to Section 9.2(c).

         "State" means any State of the United States of America, or the District of Columbia.

         "Total Distribution Amount" shall mean, for each Distribution Date, the sum of the following amounts with respect to the preceding Collection Period:
(i) all collections on Receivables (including amounts transferred from the Payahead Account to the Certificate Account pursuant to Section 4.6(a)(ii) but excluding amounts deposited into the Payahead Account); (ii) Liquidation Proceeds received during the Collection Period with respect to Receivables that became Liquidated Receivables during the Collection Period in accordance with the Servicer's customary servicing procedures; (iii) proceeds from Recoveries with respect to Liquidated Receivables; (iv) the Purchase Amount of each Receivable that became a Purchased Receivable as of the last day of the Collection Period, and (v) the amount of any Certificate Insurer Optional Deposit into the Collection Account pursuant to Section 4.11(iii) with respect to such Distribution Date, and any earnings on investments of funds in the Collection Account and the Payahead Account pursuant to Section 4.1(a).

         "Trust" means the trust created by this Agreement, the estate of which shall consist of the Trust Assets.

         "Trust  Assets"  means  that  property  set forth in items (i)  through
(viii) in Section 2.2 and the Policy for the benefit of the Class A Certificateholders.

         "Trust Receipt" shall have the meaning specified in Section 2.9.

         "Trustee" means the Person acting as Trustee under this Agreement, its successor in interest, and any successor trustee pursuant to Section 10.11.

         "Trustee Fee" means the monthly fee payable on each Distribution Date to the Trustee for services rendered during the preceding Collection Period in an amount equal to the product of (i) one-twelfth of 0.015% and (ii) the Pool Balance of the last day of the second preceding Collection Period, distributed in accordance with Section 4.6(c); provided, however, that with respect to the initial Distribution Date, such monthly fee shall be an amount equal to the product of (i) one-twelfth of 0.015% and (ii) the Original Pool Balance.

         "Trustee Officer" means any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Trustee's Certificate" means a certificate completed and executed for the Trustee by a Trustee Officer pursuant to Section 10.2, substantially in the form of, in the case of an assignment to CPS, Exhibit C-1 and in the case of an assignment to the Servicer, Exhibit C-2.

         "UCC" means the Uniform Commercial Code as in effect in the respective jurisdiction.

         SECTION 1.2. Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

         SECTION 1.3. Section References. All section references shall be to Sections in this Agreement.

         SECTION 1.4. Limitation on Trust Fund Activities. Notwithstanding any other provision in this Agreement to the contrary, the Trustee shall have no power to vary the investment of the Certificateholders within the meaning of Treasury Department Regulation ss. 301.7701-4(c) or to engage in business unless the Trustee and the Certificate Insurer shall have received an Opinion of Counsel that such activity shall not cause the Trust to be an association taxable as a corporation for federal income tax purposes.

         SECTION 1.5. Calculations. All calculations of the amount of interest accrued on the Certificates and all calculations of the amount of the Servicing Fee and the Trustee Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All references to the Principal Balance of a Receivable as of the last day of a Collection Period shall refer to the close of business on such day.

         SECTION 1.6. Action by or Consent of Certificateholders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Certificateholders, such provision shall be deemed to refer to Certificateholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Certificateholders, any Certificate registered in the name of the Seller, CPS or any Affiliate thereof shall be deemed not to be outstanding and shall not be taken into account in determining whether the requisite interest necessary to effect any such action or consent has been obtained; provided, however, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such action or consent, only Certificates which the Trustee knows to be so owned shall be so disregarded.

         SECTION 1.7. Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Trust or the Certificateholders (or any similar or analogous determination), such determination shall be made without taking into account the insurance provided by the Policy.


                                   ARTICLE II

                          The Trust and Trust Property

         SECTION 2.1. Creation of Trust. Upon the execution of this Agreement by the parties hereto, there is hereby created the CPS Auto Grantor Trust 1997-2.

         SECTION 2.2. Conveyance of Receivables. In consideration of the Trustee's delivery of Certificates in an aggregate principal amount equal to the Original Pool Balance to or upon the written order of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse, except as provided in Sections 2.5, 2.6 and 2.8 (subject to the obligations herein):

                  (i) all right, title and interest of the Seller in and to the Receivables listed in Schedule A hereto and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller or CPS on or before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Receivables after the Cutoff Date;

                  (ii) all right, title and interest of the Seller in and to the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Financed Vehicles in the State of Michigan, all other evidence of ownership with respect to such Financed Vehicles;

                  (iii) all right, title and interest of the Seller in and to any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles or the Obligors;

                  (iv) all right, title and interest of the Seller in and to the Purchase Agreements, including a direct right to cause CPS to purchase Receivables from the Trust under certain circumstances;

                  (v) all right, title and interest of the Seller in and to refunds for the costs of extended service contracts with respect to Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (vi) the Receivable File related to each Receivable;

                  (vii) all amounts and property from time to time held in or credited to the Collection Account, the Lock-Box Account, the Policy Payments Account or the Certificate Account; and

                  (viii) the proceeds of any and all of the foregoing.

         In addition, the Seller shall cause the Policy to be issued to and delivered to the Trust for the benefit of the Certificateholders.

         Section 2.3. Transfer Intended as Sale; Precautionary Security Interest. The conveyance to the Trust of the property set forth in Section 2.2 above is intended as a sale free and clear of all Liens, and it is intended that the property of the Trust shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event, however, that notwithstanding the intent of CPS, the Seller and the Trustee, the transfer under this Agreement is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property described in Section 2.2 above, for the benefit of the Certificateholders and the Certificate Insurer as their interests may appear herein.

         SECTION 2.4. Acceptance by Trustee. The Trustee does hereby accept all consideration conveyed by the Seller pursuant to Section 2.2, and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of all present and future Certificateholders, subject to the terms and provisions of this Agreement.

         SECTION 2.5. Representations and Warranties of Seller. The Seller makes the following representations and warranties as to the Receivables to the Certificate Insurer and to the Trustee, on which the Certificate Insurer relies in executing and delivering the Policy, and on which the Trustee on behalf of itself and the Certificateholders relies in accepting the items specified in
Section 2.2 in trust and executing and authenticating the Certificates. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer, and assignment of the Receivables to the Trustee.

                  (i) Characteristics of Receivables. (A) Each Receivable (1) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto and has been purchased by CPS (or, with respect to the Samco Receivables, Samco) in connection with the sale of Financed Vehicles by the Dealers, (2) has created a valid, subsisting, and enforceable first priority perfected security interest in favor of CPS (or, with respect to the Samco Receivables, Samco) in the Financed Vehicle, which security interest has been assigned by CPS (or, with respect to the Samco Receivables, Samco) to the Seller, which in turn has assigned such security interest to the Trustee, (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security, (4) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the last payment, which may be different from the level payment) and yield interest at the Annual Percentage Rate, (5) has an Annual Percentage
         Rate of not less than 16.50%, (6) that is a Rule of 78's Receivable provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance and includes a full month's interest, in the month of prepayment, at the Annual Percentage Rate,
         (7) is a Rule of 78's Receivable or a Simple Interest  Receivable,  and
         (8) was originated by a Dealer and was sold by the Dealer without any fraud or misrepresentation on the part of such Dealer.

                  (B) Approximately 89.96% of the aggregate Principal Balance of the Receivables, constituting 92.20% of the number of contracts, as of the Cutoff Date, represents financing of used automobiles, light trucks, vans or minivans; the remainder of the Receivables represent financing of new automobiles, light trucks, vans or minivans; approximately 17.65% of the aggregate Principal Balance of the
         Receivables as of the Cutoff Date were originated in the State of California; approximately 47.14% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS alpha program; approximately 10.06% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS delta program; approximately 9.17% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS first time buyer program; approximately 33.61% of the aggregate Principal Balance of the Receivables were originated under the CPS standard program; the remaining 0.02% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were acquired by CPS from unaffiliated parties; approximately 3.99% of the aggregate Principal Balance of the Receivables are Samco Receivables; no Receivable shall have a payment that is more than 30 days overdue as of the Cutoff Date; 34.61% of the aggregate Principal Balance of the Receivables are Rule of 78's Receivables and 65.39% of the aggregate Principal Balance of the Receivables are Simple Interest Receivables; each Receivable shall have a final scheduled payment due no later than June 12, 2002; each Receivable has an original term to maturity of at least 12 months and not more than 60 months and a remaining term to maturity of not less than 5 months nor greater than 60 months; and each Receivable was originated on or before the Cutoff Date.

                  (ii) Schedule of Receivables.  The information with respect to the Receivables set forth in Schedule A to this Agreement is true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures adverse to the Certificateholders have been utilized in selecting the Receivables.

                  (iii) Compliance with Law. Each Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time the related Receivable was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable Federal, State, and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, the
         California Automobile Sales Finance Act and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                  (iv) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

                  (v) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

                  (vi) Security Interest in Financed Vehicle. Immediately subsequent to the sale, assignment and transfer thereof to the Trust, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Trust as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the Closing Date).

                  (vii) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                  (viii) No Waiver. No provision of a Receivable has been waived.

                  (ix) No Amendments. No Receivable has been amended, except as such Receivable may have been amended to grant extensions which shall not have numbered more than (a) one extension of one calendar month in any calendar year or (b) three such extensions in the aggregate.

                  (x) No Defenses. No right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

                  (xi) No Liens. As of the Cutoff Date there are no liens or claims existing or which have been filed for work, labor, storage or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

                  (xii) No Default; Repossession. Except for payment delinquencies continuing for a period of not more than thirty days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller shall not waive and has not waived any of the foregoing; and no Financed Vehicle shall have been repossessed as of the Cutoff Date.

                  (xiii) Insurance; Other. (A) Each Obligor has obtained insurance covering the Financed Vehicle as of the execution of the Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage, and each Receivable requires the Obligor to obtain and maintain such insurance naming CPS (or, with respect to the Samco Receivables, Samco) and its successors and assigns as an additional insured, (B) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate of insurance naming CPS (or with respect to the Samco Receivables, Samco) as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

                  (xiv) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Trust and that the beneficial interest in and title to such Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Trustee. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others, and, immediately upon the transfer thereof, the Trustee for the benefit of the Certificateholders and the Certificate Insurer shall have good and marketable title to each such Receivable and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests, and rights of others, and the transfer has been perfected under the UCC.

                  (xv) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement or pursuant to transfers of the Certificates shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

                  (xvi)  All  Filings  Made.  All  filings  (including,  without limitation, UCC filings) necessary in any jurisdiction to give the Trustee a first priority perfected ownership interest in the Receivables have been made.

                  (xvii) Receivable File; One Original. CPS has delivered to the Trustee a complete Receivable File with respect to each Receivable. There is only one original executed copy of each Receivable.

                  (xviii) Chattel Paper. Each Receivable constitutes "chattel paper" under the UCC.

                  (xix) Title Documents. (A) If the Receivable was originated in a State in which notation of a security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document of the related Financed Vehicle for such Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle the title document (or, with respect to Receivables originated in the State of Michigan, all other evidence of ownership with respect to such Financed Vehicle) will be received within 180 days and will show, CPS (or, with respect to the Samco Receivables, Samco) named as the original secured party under the related Receivable as the holder of a first priority security interest in such Financed Vehicle, and (B) if the Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show CPS (or, with respect to the Samco Receivables, Samco) named as the original secured party under the related Receivable, and in either case, the Trustee has the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Receivable for which the title document of the related Financed Vehicle has not yet been returned from the Registrar of Titles, CPS has received written evidence from the related Dealer that such title document showing CPS (or, with respect to the Samco Receivables, Samco) as first lienholder has been applied for.

                  (xx) Valid and Binding Obligation of Obligor. Each Receivable is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (xxi) Tax Liens. As of the Cutoff Date, there is no lien against the related Financed Vehicle for delinquent taxes.

                  (xxii) Characteristics of Obligors. As of the date of each Obligor's application for the loan from which the related Receivable arises, such Obligor (a) did not have any material past due credit obligations or any personal or real property repossessed or wages garnished within one year prior to the date of such application, unless such amounts have been repaid or discharged through bankruptcy, (b) was not the subject of any Federal, State or other bankruptcy, insolvency or similar proceeding pending on the date of application that is not discharged, (c) had not been the subject of more than one Federal, State or other bankruptcy, insolvency or similar proceeding, and (d) was domiciled in the United States.

                  (xxiii) Origination Date. Each Receivable has an origination date on or after May 11, 1994.

                  (xxiv) Maturity of Receivables. Each Receivable has an original term to maturity of not less than 12 months and not more than 60 months; the weighted average original term to maturity of the Receivables is 56.49 months as of the Cutoff Date; the remaining term to maturity of each Receivable was 60 months or less as of the Cutoff Date; the weighted average remaining term to maturity of the Receivables was 55.46 months as of the Cutoff Date.

                  (xxv) Scheduled Payments. Each Receivable had an original principal balance of not less than $2,127.42 nor more than $27,681,54 had an outstanding principal balance as of the Cutoff Date of not less than $1,528.61 nor more than $27,562.84 and has a first Scheduled Payment due on or prior to July 3, 1997.

                  (xxvi) Origination of Receivables. Based on the billing address of the Obligors and the Principal Balances as of the Cutoff Date, approximately 17.65% of the aggregate Principal Balance of the Receivables represents Receivables that were originated in California, approximately 8.65% of the aggregate Principal Balance of the Receivables represents Receivables that were originated in Pennsylvania, approximately 8.64% of the aggregate Principal Balance of the Receivables represents Receivables that were originated in Texas, approximately 6.66% of the aggregate Principal Balance of the Receivables represents Receivables that were originated in New York and the remaining 58.40% of the aggregate Principal Balance of the Receivables represents Receivables that were originated in other States.

                  (xxvii) Post-Office Box. On or prior to the next billing period after the Cutoff Date, CPS will notify each Obligor to make payments with respect to its respective Receivables after the Cutoff Date directly to the Post-Office Box, and will provide each Obligor with a monthly statement in order to enable such Obligors to make payments directly to the Post-Office Box.

                  (xxviii) Location of Receivable Files. A complete Receivable File with respect to each Receivable has been or prior to the Closing Date will be delivered to the Trustee at the location listed in Schedule B.

                  (xxix) Casualty. No Financed Vehicle has suffered a Casualty.

                  (xxx) Principal Balance/Number of Contracts. As of the Cutoff Date, the total aggregate principal balance of the Receivables was $119,362,032.46. The Receivables are evidenced by 9,697 Contracts.

                  (xxxi)  Full  Amount   Advanced.   The  full  amount  of  each
         Receivable has been advanced to each Obligor, and there are no requirements for future advances thereunder. The Obligor with respect to the Receivable does not have any option under the Receivable to borrow from any person additional funds secured by the Financed Vehicle.

         SECTION 2.6. Repurchase Upon Breach. The Seller, the Servicer, the Certificate Insurer or the Trustee, as the case may be, shall inform the other parties to this Agreement and the Certificate Insurer promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 2.5 (without regard to any limitation therein as to the Seller's knowledge). Unless the breach shall have been cured by the last day of the second Collection Period following the discovery thereof by the Trustee or the Certificate Insurer or receipt by the Trustee and the Certificate Insurer of notice from the Seller or the Servicer of such breach, CPS shall repurchase any Receivable if such Receivable is materially and adversely affected by the breach as of the last day of such second Collection Period (or, at CPS's option, the last day of the first Collection Period following the discovery) and, in the event that the breach relates to a characteristic of the Receivables in the aggregate, and if the Trust is materially and adversely affected by such breach, unless the breach shall have been cured by the last day of such second Collection Period, CPS shall purchase such aggregate Principal Balance of Receivables, such that following such purchase such representation shall be true and correct with respect to the remainder of the Receivables in the aggregate. In consideration of the purchase of the Receivable, CPS shall remit the Purchase Amount, in the manner specified in Section 4.5. For purposes of this Section, the Purchase Amount of a Receivable which is not consistent with the warranty pursuant to Section 2.5(i)(A)(4) or (A)(5) shall include such additional amount as shall be necessary to provide the full amount of interest as contemplated therein. The sole remedy of the Trustee, the Trust, the Certificateholders or the Certificate Insurer with respect to a breach of representations and warranties pursuant to Section 2.5 shall be to enforce CPS's obligation to purchase such Receivables pursuant to the CPS Purchase Agreement; provided, however, that CPS shall indemnify the Trustee, the Standby Servicer, the Collateral Agent, the Certificate Insurer, the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount and written instructions from the Servicer, the Trustee shall release to CPS or its designee the related Receivables File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and necessary to vest in CPS or such designee title to the Receivable. If it is determined that consummation of the transactions contemplated by this Agreement and the other transaction documents referenced in this Agreement, the servicing and operation of the Trust pursuant to this Agreement and such other documents, or the ownership of a Certificate by a Holder constitutes a violation of the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code") or any successor statutes of similar impact, together with the regulations thereunder, to which no statutory exception or administrative exemption applies, such violation shall not be treated as a breach of the Seller's representations and warranties made pursuant to Section 2.6 if not otherwise such a breach.

         SECTION 2.7. Delivery of Receivable Files. On or prior to the Closing Date, the Seller shall transfer and deliver to the Trustee at the offices specified in Schedule B to this Agreement with respect to each Receivable the following:

                  (i) The fully executed  original of the  Receivable  (together
         with  any  agreements  modifying  the  Receivable,   including  without
         limitation, any extension agreements).

                  (ii) The original certificate of title in the name of CPS (or, with respect to the Samco Receivables, Samco) or such documents that CPS shall keep on file, in accordance with its customary procedures, evidencing the security interest of CPS (or, with respect to the Samco Receivables, Samco) in the Financed Vehicle or, if not yet received, a copy of the application therefor showing CPS (or, with respect to the Samco Receivables, Samco) as secured party.

The Servicer shall hold all other documents with respect to the Receivables as custodian for the Trust.

         SECTION 2.8. Acceptance of Receivable Files by Trustee. The Trustee acknowledges receipt of files which the Seller has represented are the Receivable Files. The Trustee has reviewed the Receivable Files and has determined that it has received a file for each Receivable identified in Schedule A to this Agreement. The Trustee declares that it holds and will continue to hold such files and any amendments, replacements or supplements thereto and all other Trust Assets as Trustee in trust for the use and benefit of all present and future Certificateholders. The Trustee agrees to review each file delivered to it no later than 45 days after the Closing Date to determine whether such Receivable Files contain the documents referred to in Section 2.7(i) and (ii). If the Trustee has found or finds that a file for a Receivable has not been received, or that a file is unrelated to the Receivables identified in Schedule A to this Agreement or that any of the documents referred to in
Section 2.7(i) or (ii) are not contained in a Receivable File, the Trustee shall inform CPS, the Seller, the Standby Servicer and the Certificate Insurer promptly, in writing, of the failure to receive a file with respect to such Receivable (or of the failure of any of the aforementioned documents to be included in the Receivable File) or shall return to CPS as the Seller's designee any file unrelated to a Receivable identified in Schedule A to this Agreement (it being understood that the Trustee's obligation to review the contents of any Receivable File shall be limited as set forth in the preceding sentence). Unless such defect with respect to such Receivable File shall have been cured by the last day of the second Collection Period following discovery thereof by the Trustee, CPS shall repurchase any such Receivable as of such last day. In consideration of the purchase of the Receivable, CPS shall remit the Purchase Amount, in the manner specified in Section 4.5. The sole remedy of the Trustee, the Trust, or the Certificateholders with respect to a breach pursuant to this
Section 2.8 shall be to require CPS to purchase the applicable Receivables pursuant to this Section 2.8. Upon receipt of the Purchase Amount and written instructions from the Servicer, the Trustee shall release to CPS or its designee the related Receivable File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by CPS and delivered to the Trustee and are necessary to vest in CPS or such designee title to the Receivable. The Trustee shall make a list of Receivables for which an application for a certificate of title but not an original certificate of title or, with respect to Receivables originated in the State of Michigan, a "Form RD108" stamped by the Department of Motor Vehicles, is included in the Receivable File as of the date of its review of the Receivable Files and deliver a copy of such list to the Servicer and the Certificate Insurer. On the date which is 180 days following the Closing Date or the next succeeding Business Day, the Trustee shall inform CPS and the

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



other parties to this Agreement and the Certificate Insurer of any Receivable for which the related Receivable File on such date does not include an original certificate of title or, with respect to Financed Vehicles in the State of Michigan, for which the related Receivable File on such date does not include a "Form RD108" stamped by the Department of Motor Vehicles, and CPS shall repurchase any such Receivable as of the last day of the current Collection Period.

         SECTION 2.9. Access to Receivable Files. The Trustee shall permit the Servicer, any Certificateholder and the Certificate Insurer access to the Receivable Files at all reasonable times during the Trustee's normal business hours; provided, however, that the Trustee shall provide such access to any Certificateholder only (i) in such cases where the Trustee is required by applicable statutes or regulations (whether applicable to the Trustee, the Servicer or to such Certificateholder) to permit such Certificateholder to review the Receivable Files or (ii) if an Insurer Default shall have occurred and be continuing. In addition, the Trustee shall provide such access to any Certificateholder at all reasonable times during the Trustee's normal business hours if an Event of Default shall have occurred and be continuing. In each case, such access shall be afforded without charge but only upon reasonable request. Each Certificateholder shall be deemed to have agreed by its acceptance of a Certificate to use its best efforts to hold in confidence all Confidential Information in accordance with its then customary procedures; provided that nothing herein shall prevent any Certificateholder from delivering copies of any financial statements and other documents whether or not constituting Confidential Information, and disclosing other information, whether or not Confidential Information, to (i) its directors, officers, employees, agents and professional consultants, (ii) any other institutional investor that holds Certificates, (iii) any prospective institutional investor transferee in connection with the contemplated transfer of a Certificate or any part thereof or participation therein who is subject to confidentiality arrangements at least substantially similar hereto, (iv) any governmental authority, (v) the National Association of Insurance Commissioners or any similar organization, (vi) any nationally recognized rating agency in connection with the rating of the Certificates by such agency or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which such Certificateholder is a party, or (d) in order to protect or enforce such Person's investment in any Certificate. The Trustee shall, within two Business Days of the request of the Servicer or the Certificate Insurer, execute such documents and instruments as are prepared by the Servicer or the Certificate Insurer and delivered to the Trustee, as the Servicer or the Certificate Insurer deems necessary to permit the Servicer, in accordance with its customary servicing procedures, to enforce the Receivable on behalf of the Trust and any related insurance policies covering the Obligor, the Receivable or Financed Vehicle so long as such execution in the Trustee's sole discretion does not conflict with this Agreement and will not cause it undue risk or liability. The Trustee shall not be obligated to release any document from any Receivable File unless it receives a trust receipt signed by a Servicing Officer in the form of Exhibit E-1 hereto (the "Trust Receipt"). Such Trust Receipt shall obligate the Servicer to return such document(s) to the Trustee when the need therefor no longer exists unless the Receivable shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer substantially in the form of Exhibit E-2 hereto to the effect that all amounts required to be deposited in the Collection Account with respect to such Receivable have been so deposited, the Trust Receipt shall be released by the Trustee to the Servicer.


                                   ARTICLE III

                   Administration and Servicing of Receivables

         SECTION 3.1. Duties of Servicer. The Servicer, as agent for the Trust, the Certificateholders and the Certificate Insurer (to the extent provided herein) shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention customary and usual for institutions which service motor vehicle retail installment contracts similar to the Receivables and, to the extent more exacting, that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Trustee and the Certificate Insurer with respect to distributions. Without limiting the generality of the foregoing, and subject to the servicing standards set forth in this Agreement, the Servicer is authorized and empowered by the Trustee to execute and deliver, on behalf of itself, the Trust, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables and/or the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to such Financed Vehicles. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Trustee shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Certificateholders. The Servicer shall prepare and furnish and the Trustee shall execute, any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         SECTION 3.2. Collection and Allocation of Receivable Payments. Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others; provided, however, that the Servicer shall notify each Obligor to make all payments with respect to the Receivables to the Post-Office Box. The Servicer will provide each Obligor with a monthly statement in order to notify such Obligors to make payments directly to the Post-Office Box. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others and in accordance with the terms of this Agreement. Except as provided below, the Servicer, for so long as CPS is the Servicer, may grant extensions on a Receivable; provided, however, that the Servicer may not grant more than one extension per calendar year with respect to a Receivable or grant an extension with respect to a Receivable for more than one calendar month or grant more than three extensions in the aggregate with respect to a Receivable without the prior written consent of the Certificate Insurer and provided, further, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the last day of the penultimate Collection Period preceding the Final Scheduled Distribution Date, it shall promptly purchase the Receivable from the Trust in accordance with the terms of Section 3.7 hereof (and for purposes thereof, the Receivable shall be deemed to be materially and adversely affected by such breach). If the Servicer is not CPS, the Servicer may not make any extension on a Receivable without the prior written consent of the Certificate Insurer. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. Notwithstanding anything to the contrary contained herein, the Servicer shall not agree (i) to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Payment on Receivables, and (ii) shall not agree to any modification that would result in a "deemed exchange" of a receivable under Section 1001 of the Internal Revenue Code of 1986, as amended, or would constitute reinvestment adversely affecting the status of the Trust as not an association taxable as a corporation for Federal income tax purposes.

         SECTION 3.3. Realization Upon Receivables. On behalf of the Trust, the Certificateholders and the Certificate Insurer, the Servicer shall use its best efforts, consistent with the servicing procedures set forth herein, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall commence efforts to repossess or otherwise convert the ownership of a Financed Vehicle on or prior to the date that an
Obligor has failed to make more than 90% of a Scheduled Payment thereon in excess of $10 for 120 days or more; provided, however, that the Servicer may elect not to commence such efforts within such time period if in its good faith judgment it determines either that it would be impracticable to do so or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, consistent with the standards of care set forth in Section 3.2, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the proceeds ultimately recoverable with respect to such Receivable by an amount greater than the amount of such expenses.

         SECTION 3.4. Physical Damage Insurance; Other Insurance. (a) The Servicer, in accordance with the servicing procedures and standards set forth herein, shall require that (i) each Obligor shall have obtained insurance covering the Financed Vehicle, as of the date of the execution of the Receivable, insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and each Receivable requires the Obligor to maintain such physical loss and damage insurance naming CPS (or, with respect to the Samco Receivables, Samco) and its successors and assigns as an additional insured, (ii) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming CPS (or, with respect to the Samco Receivables, Samco) as policyholder (creditor) and (iii) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

         (b) To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any of the insurance policies referred to in Section 3.4(a) which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Trustee, shall take such reasonable action as shall be necessary to permit recovery under any of the foregoing insurance policies. Any amounts collected by the Servicer under any of the foregoing insurance policies shall be deposited in the Collection Account pursuant to Section 4.2.

         SECTION 3.5.  Maintenance of Security  Interests in Financed  Vehicles.
(a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by Obligors under the respective Receivables. The Trustee hereby authorizes the Servicer to take such steps as are necessary to re-perfect or continue the perfection of such security interest on behalf of the Trust in the event of the relocation of a Financed Vehicle or for any other reason.

         (b) Upon the occurrence of an Insurance Agreement Event of Default, the Certificate Insurer may (so long as an Insurer Default shall not have occurred and be continuing) instruct the Trustee and the Servicer to take or cause to be taken, or, if an Insurer Default shall have occurred, upon the occurrence of an Event of Default, the Trustee and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Trustee, which opinion shall not be an expense of the Trustee, be necessary to perfect or reperfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Certificate Insurer or the Trustee (as applicable), which opinion shall not be an expense of the Trustee, be necessary or prudent.

The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. In addition, prior to the occurrence of an Insurance Agreement Event of Default, the Certificate Insurer may (unless an Insurer Default shall have occurred and be continuing) instruct the Trustee and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Certificate Insurer, be necessary to perfect or reperfect the security interest in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Trust, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Certificate Insurer, be necessary or prudent; provided, however, that if the Certificate Insurer requests (unless an Insurer Default shall have occurred and be continuing) that the title documents be amended prior to the occurrence of an Insurance Agreement Event of Default, the out-of-pocket expenses of the Servicer or the Trustee in connection with such action shall be reimbursed to the Servicer or the Trustee, as applicable, by the Certificate Insurer.

         SECTION 3.6. Additional Covenants of Servicer. The Servicer shall not release the Financed Vehicle securing each Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession, nor shall the Servicer impair the rights of the Certificateholders in such Receivables, nor shall the Servicer amend a Receivable, except that extensions may be granted in accordance with
Section 3.2.

         SECTION 3.7. Purchase of Receivables Upon Breach. The Servicer or the Trustee shall inform the other party and the Certificate Insurer promptly, in writing, upon the discovery of any breach of Section 3.2, 3.4, 3.5 or 3.6; provided, however, that the failure to give such notice shall not affect any obligation of the Servicer hereunder. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach. In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 4.5. The sole remedy of the Trustee, the Trust, the Certificate Insurer or the Certificateholders with respect to a breach of Section 3.2, 3.4, 3.5 or 3.6 shall be to require the Servicer to repurchase Receivables pursuant to this
Section 3.7; provided, however, that the Servicer shall indemnify the Trustee, the Standby Servicer, the Collateral Agent, the Certificate Insurer, the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. If it is determined that the management, administration and servicing of the Receivables and operation of the Trust pursuant to this Agreement constitutes a violation of the prohibited transaction rules of ERISA or the Code to which no statutory exception or administrative exemption applies, such violation shall not be treated as a breach of Section 3.2, 3.4, 3.5 or 3.6 if not otherwise such a breach.

         SECTION 3.8. Servicing Fee. (a) The Servicing Fee for the initial Distribution Date shall equal the product of (i) one twelfth of the Servicing Rate, (ii) the Original Pool Balance and (iii) a fraction, the numerator of which is the number of days from and including the Closing Date to and including the last day of the initial Collection Period and the denominator of which is
30. Thereafter, the Servicing Fee for a Distribution Date shall equal the product of (x) one twelfth of the Servicing Rate and (y) the Pool Balance as of the last day of the second preceding Collection Period. The Servicing Fee shall also include all late fees, prepayment charges including, in the case of a Rule of 78's Receivable that is prepaid in full, to the extent not required by law to be remitted to the related Obligor, the difference between the Principal Balance of such Rule of 78's Receivable (plus accrued interest to the date of prepayment) and the principal balance of such Receivable computed according to the "Rule of 78's", and other administrative fees or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables.

         (b) On or prior to each Distribution Date, CPS shall deposit into the Collection Account, out of its own funds without any right of reimbursement therefor, an amount (the "Adjusted Compensating Interest") equal to the positive difference, if any, between (i) Compensating Interest for the prior Collection Period and (ii) the amount on deposit in the Spread Account.

         SECTION 3.9. Servicer's Certificate. By 10:00 a.m., Minneapolis time, on each Determination Date, the Servicer shall deliver to the Trustee, the Certificate Insurer, the Rating Agencies and the Seller a Servicer's Certificate containing all information necessary to make the distributions pursuant to
Section 4.6 (including, if required, withdrawals from or deposits to the Payahead Account and withdrawals from the Spread Account) for the Collection Period preceding the date of such Servicer's Certificate and all information necessary for the Trustee to send statements to Certificateholders and the Certificate Insurer pursuant to Section 4.8. Receivables to be purchased by the Servicer or to be purchased by CPS shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

         SECTION 3.10. Annual Statement as to Compliance: Notice of Default. (a) The Servicer shall deliver to the Trustee and the Certificate Insurer, on or before July 31 of each year beginning July 31, 1998, an Officer's Certificate, dated as of March 31 of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, in the case of the first such certificate, the period from the Cutoff Date to March 31, 1998) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or, in the case of the first such certificate, such shorter period), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall send a copy of such certificate and the report referred to in Section 3.11 to the Rating Agencies. The Trustee shall forward a copy of such certificate as well as the report referred to in Section
3.11 to each Certificateholder.

         (b) The Servicer shall deliver to the Trustee, the Certificate Insurer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than 2 Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 9.1.

         The Seller shall deliver to the Trustee, the Certificate Insurer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than 5 Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under clause (ii) of Section 9.1.

         The Trustee shall deliver to each Certificateholder a copy of each notice delivered to it by the Servicer or the Seller pursuant to this Section 3.10(b).

         SECTION 3.11. Annual Independent Certified Public Accountant's Report. The Servicer shall cause a firm of nationally recognized independent certified public accountants, who may also render other services to the Servicer or to the Seller, to deliver to the Trustee, the Certificateholders and the Certificate Insurer on or before July 31 of each year beginning July 31, 1998, a report dated as of March 31 of such year and reviewing the Servicer's activities during the preceding 12-month period (or, in the case of the first such report, the period from the Cutoff Date to March 31, 1998), addressed to the Board of Directors of the Servicer and to the Trustee and the Certificate

Insurer, to the effect that such firm has examined the financial statements of the Servicer and issued its report therefor and that such examination (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement; (3) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile and light truck installment sales contracts; and (4) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report. The accountant's report shall further state that (1) a review in accordance with agreed upon procedures was made of three randomly selected Servicer Certificates; (2) except as disclosed in the report, no exceptions or errors in the Servicer Certificates were found; and (3) the delinquency and loss information, relating to the Receivables contained in the Servicer Certificates were found to be accurate.

         The Report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 3.12.  Reserved.

         SECTION 3.13. Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer, and expenses incurred in connection with distributions and reports to Certificateholders.

         SECTION 3.14. Retention and Termination of Servicer. The Servicer hereby covenants and agrees to act as such under this Agreement for an initial term commencing on the Closing Date and ending on September 30, 1997, which term shall be automatically extended by the Certificate Insurer for successive terms of ninety (90) days each as specified in a writing delivered by the Certificate Insurer prior to the expiration of each current term to the Servicer and the Trustee which provides that the Servicer will be automatically extended for a succeeding ninety (90) day term unless an Event of Default shall have occurred and be continuing, in which case the Certificate Insurer may extend the Servicer in its sole discretion (or, at the discretion of the Certificate Insurer exercised pursuant to revocable written standing instructions from time to time to the Servicer and the Trustee, for any specified number of terms greater than one), until the termination of the Trust. Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at successive ninety (90) day intervals for so long as such instructions are in effect) (a "Servicer Extension Notice") shall be delivered by the Certificate Insurer to the Trustee and the Servicer. The Servicer hereby agrees that, upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the duration of the term covered by such Servicer Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. At such time as the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts owed to the Certificate Insurer have been paid in full, the term of the Servicer's appointment hereunder shall be deemed to have been extended until the termination of the Trust (unless such appointment is terminated sooner in accordance with the terms of this Agreement). If an Insurer Default has occurred and is continuing, the term of the Servicer's appointment hereunder shall be deemed to have been extended until such time, if any, as such Insurer Default has been cured unless such appointment is terminated sooner in accordance with the terms of this Agreement).

         SECTION 3.15. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Trustee, the Certificateholders and the Certificate Insurer reasonable access to documentation and computer systems and information regarding the Receivables. The Servicer shall provide such access to any Certificateholder only (i) in such cases where the Servicer is required by applicable statutes or regulations (whether applicable to the Servicer or to such Certificateholder) to permit such Certificateholder to review such materials and (ii) if an Insurer Default shall have occurred and be continuing. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section 3.15 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section 3.15 as a result of such obligation shall not constitute a breach of this Section 3.15.

         SECTION 3.16. Verification of Servicer's Certificate. (a) On or before the fifth calendar day of each month, the Servicer will deliver to the Trustee and the Standby Servicer a computer diskette (or other electronic transmission) in a format acceptable to the Trustee and the Standby Servicer containing information with respect to the Receivables as of the close of business on the last day of the preceding Collection Period which information  is necessary for  preparation of the  Servicer's  Certificate.  The
Standby Servicer shall use such computer diskette (or other electronic transmission) to verify certain information specified in Section 3.16(b) contained in the Servicer's Certificate delivered by the Servicer, and the Standby Servicer shall notify the Servicer and the Certificate Insurer of any discrepancies on or before the second Business Day following the Determination Date. In the event that the Standby Servicer reports any discrepancies, the Servicer and the Standby Servicer shall attempt to reconcile such discrepancies prior to the second Business Day prior to the related Distribution Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date. In the event that the Standby Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, the Servicer shall cause a firm of independent certified public accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth calendar day of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. Other than the duties specifically set forth in this Agreement, the Standby Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Standby Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Standby Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Standby Servicer.

         (b) The Standby Servicer shall review each Servicer's Certificate delivered pursuant to Section 3.16(a) and shall:

                  (i) confirm that such Servicer's Certificate is complete on its face;

                  (ii) load the computer diskette (which shall be in a format acceptable to the Standby Servicer) received from the Servicer pursuant to Section 3.16(a) hereof, confirm that such computer diskette is in a readable form and calculate and confirm the Principal Balance of each Receivable for the most recent Distribution Date;

                  (iii) confirm that the Total Distribution Amount, the Class A Distributable Amount, the Class A Principal Distributable Amount, the Class A Interest Distributable Amount, the Class B Distributable
         Amount,  the  Class  B  Interest  Distributable  Amount,  the  Class  B
         Principal

         Distributable Amount, the Standby Fee, the Servicing Fee, the Trustee Fee, the amount on deposit in the Spread Account, and the Premium in the Servicer's Certificate are accurate based solely on the recalculation of the Servicer's Certificate; and

                  (iv) confirm the calculation of the performance tests set forth in the Spread Account Agreement.

         SECTION 3.17. Fidelity Bond. The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.

         SECTION 3.18. Delegation of Duties. The Servicer may at any time delegate duties under this Agreement to sub-contractors who are in the business of servicing automotive receivables with the prior written consent of the controlling party as determined pursuant to Section 12.11 and (unless an Insurance Agreement Event of Default shall have occurred and be continuing or Norwest Bank Minnesota, National Association shall then be the Servicer) the Holders of Class B Certificates evidencing at least 51% of the Class B Certificate Balance; provided, however, that no such delegation or sub-contracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties; and provided further, that the consent of the Holders of the requisite percentage of the Class B Certificate Balance shall not be unreasonably withheld or delayed and shall be deemed to have been given unless, on or before the Objection Date (as defined below), the Trustee shall have received Objection Notices (as defined below) from Holders of Class B Certificates representing more than 50% of the Class B Certificate Balance. Upon written request of the Servicer, the Trustee shall deliver to each Class B Certificateholder of record as of the most recent Record Date a notice (a "Delegation Notice") prepared by the Servicer (i) specifying the duties the Servicer proposes to delegate, (ii) identifying the sub-contractor to whom it proposes to delegate such duties and (iii) informing such Class B Certificateholder that if it wishes to object to the proposed delegation of duties, it must deliver a written notice of objection (specifying in reasonable detail the reasons for its objection; such notice of objection an "Objection Notice") on or before the date specified in such Delegation Notice (the "Objection Date"), which Objection Date shall be a date which is not more than 10 Business Days after the date the Servicer delivers such Delegation Notice to the Trustee.

                                   ARTICLE IV

                         Distributions, Spread Account;
                        Statements to Certificateholders

         SECTION 4.1. Accounts; Post-Office Box. (a) The Trustee shall establish the Lock-Box Account in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer, provided that pursuant to the Lock-Box Agreement, the Lock-Box Processor and no other Person, save the Trustee, has authority to direct disposition of funds on deposit in the Lock-Box Account consistent with the provisions of this Agreement and the Lock-Box Agreement. The Trustee shall have no liability or responsibility with respect to the Lock-Box Processor's directions or activities as set forth in the preceding sentence. The Lock-Box Account shall be established pursuant to and maintained in accordance with the Lock-Box Agreement and shall be a demand deposit account initially established and maintained with Bank of America, or at the request of the Certificate Insurer (unless an Insurer Default shall have occurred and be continuing) an Eligible Account satisfying clause (i) of the definition thereof; provided, however, that the Trustee shall give the Servicer prior written notice of any change made at the request of the Certificate Insurer in the location of the Lock- Box Account. The Trustee shall establish and maintain the Post- Office Box at a United States Post Office Branch in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

         In the event the Servicer shall for any reason no longer be acting as such, the Standby Servicer or a successor Servicer shall thereupon assume all of the rights and obligations of the outgoing Servicer under the Lock-Box Agreement. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to the Lock-Box Agreement to the same extent as if such Lock-Box Agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lock-Box Bank under such Lock-Box Agreement. The outgoing Servicer shall, upon request of the Trustee, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to the Lock-Box Agreement and an accounting of amounts collected and held by the Lock-Box Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lock-Box Agreement to the successor Servicer. In the event that the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) or Holders of Certificates evidencing more than 50% of the Class A Certificate Balance (if an Insurer Default shall have occurred and be continuing) shall elect to change the identity of the Lock-Box Bank, the Servicer, at its expense, shall cause the Lock-Box Bank to deliver, at the direction of the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) or Holders of Certificates evidencing more than 50% of the Class A Certificate Balance (if an Insurer Default shall have occurred and be continuing) to the Trustee or a successor Lock-Box Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lock-Box Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lock-box arrangements.

         In addition, the Trustee shall establish, with itself, the Collection Account, the Policy Payments Account, and the Certificate Account in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer. In addition, the Trustee shall establish with itself the Payahead Account in the name of the Trustee for the benefit of Obligors of Rule of 78's Receivables who make payments thereon in excess of Scheduled Payments and applicable late fees and for the benefit, to the extent of earnings on investments of funds in the Payahead Account, of the Certificateholders. The Payahead Account shall not be included in the Trust. The Collection Account, the Policy Payments Account, the Certificate Account and the Payahead Account shall be Eligible Accounts initially established with the Trustee; provided, however, if any of such accounts shall cease to be an Eligible Account, the Servicer, with the consent of the Certificate Insurer, within 5 Business Days shall, cause such accounts to be moved to an institution so that such account meets the definition of Eligible Account. The Servicer shall promptly notify the Rating Agencies of any change in the location of any of the aforementioned accounts.

         All amounts held in the Collection Account and the Payahead Account shall be invested by the Trustee at the written direction of the Servicer in Eligible Investments in the name of the Trustee as trustee of the Trust and shall mature no later than one Business Day immediately preceding the Distribution Date next succeeding the date of such investment. Such written direction shall certify that any such investment is authorized by this Section. No investment may be sold prior to its maturity. Amounts in the Policy Payments Account and the Certificate Account shall not be invested. The amount of earnings on investments of funds in the Collection and Payahead Accounts during the Collection Period related to each Distribution Date shall be deposited into the Certificate Account, on each Distribution Date, and shall be available for distribution pursuant to Section 4.6(c).

         (b) The Trustee shall on or prior to each Distribution Date (and prior to the transfer from the Collection Account to the Certificate Account described in Section 4.6(a)) transfer from the Collection Account to the Payahead Account all Payaheads as described in Section 4.3 received by the Servicer during the Collection Period.

         SECTION 4.2. Collections. On each Business Day, pursuant to the Lock-Box Agreement, the Lock-Box Processor will transfer any payments from Obligors received in the Post-Office Box to the Lock-Box Account. Within two Business Days of receipt of funds into the Lock-Box Account, the Servicer shall cause the Lock-Box Bank to transfer funds from the Lock-Box Account to the Collection Account. In addition, the Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the Receivables (other than Purchased Receivables), and all Liquidation Proceeds no later than the Business Day following receipt directly (without deposit into any intervening account) into the Lock-Box Account or the Collection Account.

         SECTION 4.3. Application of Collections. All collections for each Collection Period shall be applied by the Servicer as follows:

         With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied, in the case of a Rule of 78's Receivable, first, to the Scheduled Payment of such Rule of 78's Receivable and, second, to any late fees accrued with respect to such Rule of 78's Receivable and, in the case of a Simple Interest Receivable, to interest and principal in accordance with the Simple Interest Method. With respect to any Rule of 78's Receivable, any remaining excess shall be added to the Payahead Balance, and shall be applied to prepay the Rule of 78's Receivable, but only if the sum of such excess and the previous Payahead Balance shall be sufficient to prepay the Rule of 78's Receivable in full. Otherwise, any such remaining excess payments with respect to a Rule of 78's Receivable shall constitute a Payahead, and shall increase the Payahead Balance.

         SECTION 4.4. Payaheads. As of the close of business on the last day of each Collection Period, if the payments by or on behalf of the Obligor on a Rule of 78's Receivable (other than a Purchased Receivable) shall be less than the Scheduled Payment and accrued late fees with respect to such Receivable, the Payahead Balance of an Obligor shall be applied by the Servicer to the extent of the shortfall and such Payahead Balance shall be reduced accordingly.

         SECTION 4.5. Additional Deposits. The Servicer or CPS, as the case may be, shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 3.8(b) or 11.2. All such deposits shall be made, in immediately available funds, on the Business Day preceding the Determination Date. On or before the third Business Day preceding each Distribution Date, the Trustee shall remit to the Collection Account any amounts delivered to the Trustee by the Collateral Agent pursuant to Section 4.7.

         SECTION 4.6. Distributions; Policy Claims. (a) On each Distribution Date, the Trustee shall cause to be made the following transfers and distributions based solely on the amounts set forth in the Servicer's Certificate for the related Distribution Date:

                  (i) From the Collection Account to the Certificate Account, in immediately available funds, those funds that were deposited in the Collection Account, plus earnings on investments of funds in the Collection Account pursuant to Section 4.1(a), for the Collection Period related to such Distribution Date.

                  (ii) From the Payahead Account, to the Certificate Account, in
         immediately  available  funds, the aggregate  previous  Payaheads to be applied to Scheduled Payments on Rule of 78's Receivables or prepayments for the related Collection Period pursuant to Sections 4.3 and 4.4, plus earnings on investments of funds in the Payahead Account, for the related Collection Period, pursuant to Section 4.1(a).

         (b) Prior to each Distribution Date, the Servicer shall on the related Determination Date calculate the Total Distribution Amount, the Class A Distributable Amount, the Class A Interest Distributable Amount, the Class A Principal Distributable Amount, the Class B Interest Distributable Amount and the Class B Principal Distributable Amount, and, based on the Total Distribution Amount, and the other distributions to be made on such Distribution Date, determine the amount distributable to the Certificateholders of each class.

         (c) On each Distribution Date, the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.9) shall, subject to subsection (d) hereof, make the following distributions in the following order of priority:

                  (i) to the Servicer, from the Total Distribution Amount, any amount deposited into the Collection Account pursuant to Section 4.7(a), and any amount deposited into the Collection Account pursuant to Section 4.11(i) in respect of Servicing Fees, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods; provided, however, that as long as CPS is the Servicer and Norwest Bank Minnesota, National Association, is the Standby Servicer, the Trustee shall first pay to the Standby Servicer out of the Servicing Fee otherwise payable to CPS an amount equal to the Standby Fee;

                  (ii) in the event the Standby Servicer becomes the successor Servicer, to the Standby Servicer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clause (i) above) and any amount deposited into the Collection Account pursuant to Section 4.7(a), to the extent not previously paid by the predecessor Servicer pursuant to Section 9.2, reasonable transition expenses (up to a maximum of $50,000) incurred in acting as successor Servicer;

                  (iii) to the Trustee, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) and (ii) above), any amount deposited into the Collection Account pursuant to Section 4.7(a), and any amount deposited into the Collection Account pursuant to Section 4.11(i) in respect of Trustee Fees and reasonable out-of-pocket expenses of the Trustee, the Trustee Fee and all reasonable out-of-pocket expenses (including counsel fees and expenses) and all unpaid Trustee Fees and all unpaid reasonable out-of-pocket expenses (including counsel fees and expenses) from prior Collection Periods; provided, however, that unless an Event of Default shall have occurred and be continuing, expenses payable to the Trustee pursuant to this clause (iii) and expenses payable to the Collateral Agent pursuant to clause (iv) below, shall be limited to $50,000 per annum;

                  (iv) to the Collateral Agent, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iii) above), any amount deposited into the Collection Account pursuant to Section 4.7(a), and any amount deposited into the Collection Account pursuant to Section 4.11(i) in respect of fees and expenses of the Collateral Agent, all fees and expenses payable to the Collateral Agent with respect to such Distribution Date pursuant to the Spread Account Agreement;

                  (v)  to  the  Class  A  Certificateholders,   from  the  Total
         Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through

         (iv) above) and any amount deposited into the Collection Account pursuant to Sections 4.7(a) and 4.11(iii), an amount equal to the sum of the Class A Interest Distributable Amount and any Class A Interest Carryover Shortfall as of the close of the preceding Distribution Date;

                  (vi) to the Class B Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (v) above) and any amount deposited into the Collection Account pursuant to Section 4.7(c), an amount equal to the sum of the Class B Interest Distributable Amount and any Class B Interest Carryover Shortfall as of the close of the preceding Distribution Date;

                  (vii) to the Class A Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (vi) above), any amount deposited into the Collection Account pursuant to Section 4.7(a), and any amount deposited into the Collection Account pursuant to Section 4.11(ii) or (iii), an amount equal to the sum of the Class A Principal Distributable Amount and any Class A Principal Carryover Shortfall as of the close of the preceding Distribution Date with respect to each Distribution Date;

                  (viii) to the Certificate Insurer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments made pursuant to clauses (i) through (vii) above), and any amount deposited into the Collection Account pursuant to Section 4.7(a), an amount equal to the Reimbursement Obligations;

                  (ix) in the event any Person other than the Standby Servicer becomes the successor Servicer, to such successor Servicer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clause (i) above) and any amount deposited into the Collection Account pursuant to Section 4.7(a), to the extent not previously paid by the predecessor Servicer pursuant to
         Section 9.2, reasonable transition expenses (up to a maximum of $50,000) incurred in acting as successor Servicer;

                  (x) to the Class B Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (viii) above) and any amount deposited into the Collection Account pursuant to Section 4.7(c), an amount equal to the -------------- sum of the Class B Principal Distributable Amount and any Class B Principal Carryover Shortfall as of the close of the preceding Distribution Date; and

                  (xi) to the Collateral Agent, for deposit into the Spread Account, the remaining Total Distribution Amount, if any.

         (d)  The   rights  of  the  Class  B   Certificateholders   to  receive
distributions in respect of the Class B Certificates pursuant to Section 4.6(c)(vi) on a Distribution Date shall be and hereby are subordinated to the payment of the amounts distributable pursuant to Sections 4.6(c)(i) through (v). The rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates pursuant to Section 4.6(c)(x) on a Distribution Date shall be and hereby are subordinated to the payment of the amounts distributable pursuant to Sections 4.6(c)(i) through (ix). At such time as the Class A Certificates are paid in full and the Certificate Insurer has received payment in full for all outstanding Reimbursement Obligations and any other amounts owed to the Certificate Insurer, the Class B Certificateholders shall be entitled to exercise all rights granted to the Class A Certificateholders under this Agreement to the extent that the exercise of such rights does not conflict with the provisions of the Spread Account Agreement.

         (e) (i) In the event that the Trustee has delivered a Deficiency Notice with respect to any Determination Date pursuant to Section 4.7(a), the Trustee shall determine on the third Business Day (the "Draw Date") preceding the related Distribution Date the Policy Claim Amount, if any, for such Distribution Date. Amounts paid by the Certificate Insurer pursuant to a claim submitted under this Section 4.6(e)(i) shall be deposited by the Trustee into the Policy Payments Account and thereafter into the Certificate Account for payment to Class A Certificateholders in respect of the Class A Guaranteed Distribution Amount on the related Distribution Date.

         (ii) Any notice delivered by the Trustee to the Certificate Insurer pursuant to subsection 4.6(e)(i) shall specify the Policy Claim Amount claimed under the Policy and shall constitute a "Notice of Claim" under the Policy. In accordance with the provisions of the Policy, the Certificate Insurer is required to pay to the Trustee the Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of (1) the third Business Day following receipt on a Business Day of the Notice of Claim, and (2) the applicable Distribution Date. Notwithstanding the provisions of Section 4.6(c), any payment made by the Certificate Insurer under the Policy shall be applied solely to the payment of the Class A Certificates and for no other purpose.

         (iii) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Policy Claim Amount from the Certificate Insurer and (ii) deposit the same in the Certificate Account for disbursement to the Class A Certificateholders as set forth in clauses (v) and
(vii) of subsection 4.6(c). Any and all Policy Claim Amounts disbursed by the Trustee from claims made under the Policy shall not be considered payment by the Trustee or from the Spread Account with respect to such Class A Certificates, and shall not discharge the obligations of the Trust with respect thereto.

         (iv) The Trustee shall be entitled to enforce on behalf of the Class A Certificateholders the obligations of the Certificate Insurer under the Policy. Notwithstanding any other provision of this Agreement, the Class A Certificateholders are not entitled to institute proceedings directly against the Certificate Insurer.

         (f) Subject to Section 11.1 respecting the final payment upon retirement of each Certificate, the Servicer shall on each Distribution Date instruct the Trustee to distribute to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Trustee appropriate instructions prior to the Record Date for such Distribution Date and such Holder's Certificates in the aggregate evidence an original principal balance of at least $1,000,000, or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate
Register, the amounts to be distributed to such Certificateholder pursuant to such Holder's Certificates.

         SECTION 4.7. Withdrawals from Spread Account. (a) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the Total Distribution Amount with respect to such Determination Date is insufficient (taking into account the application of the Total Distribution Amount to the payment required to be made on the related Distribution Date pursuant to Section 4.6(c)(vi)) to make the payments required to be made on the related Distribution Date pursuant to Section 4.6(c)(i), (ii), (iii), (iv), (v),
(vii) or (viii) (such deficiency being a "Deficiency Claim Amount"), then on the fourth Business Day immediately preceding the related Distribution Date, the Trustee shall deliver to the Collateral Agent, the Certificate Insurer, and the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "Deficiency Notice") specifying the Deficiency Claim Amount for such
Distribution Date. Such Deficiency Notice shall direct the Collateral Agent to remit such Deficiency Claim Amount (to the extent of the funds available to be distributed pursuant to the Spread Account Agreement) to the Trustee for deposit in the Collection Account and distribution pursuant to Sections 4.6(c)(i), (ii), (iii), (iv), (v), (vii) and/or (viii), as applicable.

         (b) Any Deficiency Notice shall be delivered by 10:00 a.m., New York City time, on the fourth Business Day preceding such Distribution Date. The amounts distributed by the Collateral Agent to the Trustee pursuant to a Deficiency Notice shall be deposited by the Trustee into the Collection Account pursuant to Section 4.5.

         (c) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the Total Distribution Amount with respect to such Determination Date is insufficient to make the payments required to be made on the related Distribution Date pursuant to Section 4.6(c)(vi) or (x) (such deficiency being a "Class B Deficiency"), then on the fourth Business Day immediately preceding the related Distribution Date, the Trustee shall deliver to the Collateral Agent and the Servicer, by hand delivery, telex or facsimile transmission, a written notice specifying the amount of the Class B Deficiency for such Distribution Date. Such notice shall direct the Collateral Agent to remit to the Trustee an amount equal to such Class B Deficiency (but only to the extent that, pursuant to the Spread Account Agreement, funds are required to be released from the Spread Account to the Seller on the related Distribution Date) for deposit into the Collection Account and distribution pursuant to Section 4.6(c)(vi) and/or Section 4.6(c)(x), as applicable, and any funds so remitted to the Trustee shall be deemed to have been released to the Seller and paid to the Trustee at the direction of the Seller.

         SECTION 4.8. Statements to Certificateholders; Tax Returns. (a) With each distribution from the Certificate Account to the Certificateholders made on a Distribution Date, the Servicer shall provide to the Certificate Insurer and to the Trustee for the Trustee to forward to each Certificateholder of record a statement (prepared by the Servicer) substantially in the form of Exhibit D hereto setting forth at least the following information as to the Certificates to the extent applicable:

                  (i) the amount of such distribution allocable to principal of the Class A Certificates and the Class B Certificates, respectively, in accordance with Section 4.6;

                  (ii) the amount of such distribution allocable to interest on the Class A Certificates and the Class B Certificates, respectively, in accordance with Section 4.6;

                  (iii) the amount of such distribution allocable to principal of the Class A Certificates and the Class B

         Certificates, respectively, for federal income tax purposes as provided in Section 4.13;

                  (iv) the amount of such distribution allocable to interest on the Class A Certificates and the Class B Certificates, respectively, for federal income tax purposes as provided in Section 4.13;

                  (v) the Pool Balance, the Class A Pool Factor and the Class B Pool Factor as of the close of business on the last day of the preceding Collection Period;

                  (vi) the Class A Certificate Balance and the Class B Certificate Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under (i) above;

                  (vii) the amount of the Servicing Fee (inclusive of the Standby Fee paid to the Standby Servicer) paid to the Servicer with respect to the related Collection Period, the Class A Percentage of the Servicing Fee (inclusive of the Standby Fee), the Class B Percentage of the Servicing Fee (inclusive of the Standby Fee) and the amount of any unpaid Servicing Fees (inclusive of the Standby Fee) and the change in such amount from that of the prior Distribution Date;

                  (viii) the amount of the Class A Interest Carryover Shortfall, if applicable, on such Distribution Date and the Class A Principal Carryover Shortfall, if applicable, on such Distribution Date, and the change in such amounts from the prior Distribution Date;

                  (ix) the amount of the Class B Interest Carryover Shortfall, if applicable, on such Distribution Date and the amount of the Class B Principal Carryover Shortfall, if applicable, on such Distribution Date, and the change in such amounts from the prior Distribution Date;

                  (x) the amount paid, if any, to Class A Certificateholders from funds received under the Policy for such Distribution Date;

                  (xi) the amount distributable to the Certificate Insurer on such Distribution Date;

                  (xii) the aggregate amount in the Payahead Account and the Spread Account and the change in such amount from the preceding Distribution Date;

                  (xiii)  the  number of  Receivables  and the  aggregate  gross amount scheduled to be paid thereon, including unearned
         finance and other charges, for which the related Obligors are delinquent in making scheduled payments between 31 and 59 days and 60 days or more;

                  (xiv) the number and the aggregate Purchase Amount of Receivables that became Purchased Receivables during the related
         Collection Period and summary information as to losses and delinquencies with respect to the Receivables; and

                  (xv) the cumulative amount of Liquidated Receivables, net of Recoveries, since the Cutoff Date to the last day of the related Collection Period.

Each amount set forth pursuant to subclauses (i), (ii), (vii), (viii) and (ix) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate.

         (b) Within thirty days after the end of each calendar year, the Trustee shall, provided it has received the necessary information from the Servicer, furnish to each Person who at any time during such calendar year was a Certificateholder of record and received any payment thereon (a) a report (prepared by the Servicer) as to the aggregate of amounts reported pursuant to
(i), (ii), (iii), (iv) and (vii) of this Section 4.8 for such calendar year or applicable portion thereof during which such Person was a Certificateholder, and
(b) such information as may be reasonably requested by the Certificateholders or required by the Code and regulations thereunder, to enable such Holders to prepare their Federal and State income tax returns. The obligation of the Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

         (c) The Servicer, at its own expense, shall cause a firm of nationally recognized accountants to prepare any tax returns required to be filed by the Trust, and the Trustee shall execute and file such returns if requested to do so by the Servicer. The Trustee upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust.

         SECTION 4.9. Policy Payments; Subrogation. (a) The Trustee shall keep a complete and accurate record of the amount of insurance payments made in reduction of the Class A Certificate Balance and in payment of the Class A Interest Distributable Amount and Class A Principal Distributable Amount pursuant to the Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

         (b) Subject to and conditioned upon payment of any interest or principal with respect to the Class A Certificates by or on behalf of the Certificate Insurer, the Trustee on behalf of the Class A Certificateholders shall assign, and the Class A Certificateholders, by reason of their acquisition and holding of the Class A Certificates, are hereby deemed to have assigned to the Certificate Insurer all rights to the payment of the Class A Interest Distributable Amount and Class A Principal Distributable Amount which are then due for payment to the extent of all payments made by the Certificate Insurer. The Certificate Insurer (for so long as no Insurer Default shall have occurred and be continuing) may exercise any option, vote, right, power or the like with respect to the Class A Certificates to the extent it has made a principal payment pursuant to the Policy. The Trustee and the Class A Certificateholders, by reason of their acquisition and holding of the Class A Certificates, agree that the Certificate Insurer shall be subrogated to all of the rights to payment of the Class A Certificateholders or in relation thereto to the extent that any payment of principal or interest was made to such Class A Certificateholders with payments made under the Policy by the Certificate Insurer in accordance with the provisions hereof.

         SECTION 4.10. Reliance on Information from the Servicer. Notwithstanding anything to the contrary contained in this Agreement, all distributions from any of the accounts described in this Article IV and any transfer of amounts between such accounts shall be made by the Trustee in reliance on information provided to the Trustee by the Servicer in writing, whether by way of a Servicer's Certificate or otherwise.

         SECTION 4.11. Optional Deposits by the Certificate Insurer; Notice of Waivers. (a) The Certificate Insurer shall at any time, and from time to time, with respect to a Distribution Date, have the option (but shall not be required, except as provided in Section 4.6(e)) to deliver amounts to the Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Trust with respect to such Distribution Date, (ii) to distribute as a component of the Class A Principal Distributable Amount to the extent that the Class A Certificate Balance as of the Determination Date preceding such Distribution Date exceeds the Class A Percentage of the Pool Balance as of such Determination Date, or (iii) to include such amount as part of the Total Distribution Amount for such Distribution Date to the extent that without such amount a draw would be required to be made on the Policy.

         (b) If the Certificate Insurer waives the satisfaction of any of the events that might trigger an event of default under the Insurance Agreement and so notifies the Trustee in writing pursuant to Section 5.02(d) of the Insurance Agreement, the Trustee shall notify Moody's of such waiver.

         SECTION 4.12. Federal Income Tax Requirements. For federal income tax purposes only, notwithstanding anything to the contrary contained in this Agreement, an amount with respect to each period equal to (a) the amounts received by on the Distribution Date on account of the Class B Interest Distributable Amount or any outstanding Class B Interest Carryover Shortfall, minus (b) the Applied Principal with respect to such Distribution Date, plus (c) the amount of any Applied Principal Reduction Amount with respect to such Distribution Date shall be characterized as interest income. Each Class B Certificateholder and each Class B Certificate Owner, by its acceptance of a Class B Certificate or a beneficial interest therein agrees that it will report interest income in respect of its Class B Certificates in accordance with such characterization.


                                    ARTICLE V

                                    Reserved


                                   ARTICLE VI

                                The Certificates

         SECTION 6.1. The Certificates. The Class A Certificates shall be issued in minimum denominations of $1,000 and integral multiples thereof and the Class B Certificates shall be issued in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. The Certificates shall be executed by the Trustee on behalf of the Trust by manual or facsimile signature of a Trustee Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trustee, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

         SECTION 6.2A. Appointment of Paying Agent. The Trustee may act as or appoint one or more paying agents (each, a "Paying Agent"). The Paying Agent shall make distributions to Certificateholders from amounts delivered by the Trustee to the Paying Agent from amounts on deposit in the Certificate Account pursuant to Article IV. Either the Trustee or the Certificate Insurer may remove the Paying Agent if such Person determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee. A co-paying agent may be chosen by the Trustee. Any co-paying agent or any successor Paying Agent shall be permitted to resign as Paying Agent, co-paying agent or successor Paying Agent, as the case may be, upon 30 days' written notice to the Trustee, the Seller and the Certificate Insurer. In the event that the Trustee, any co-paying agent or any successor Paying Agent shall no longer be the Paying Agent, co-paying agent or successor Paying Agent, as the case may be, the Trustee, with the Certificate Insurer's reasonable consent, shall appoint a successor to act as Paying Agent or co-paying agent. The Trustee shall cause each Paying Agent and each successor Paying Agent or any additional Paying Agent appointed by the Trustee (other than the Trustee, which hereby agrees) to execute and deliver to the Trustee an instrument in which such Paying Agent, successor Paying Agent or additional Paying Agent shall agree with the Trustee that, as Paying Agent, such Paying Agent, successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto in an Eligible Account (which may be maintained with such Paying Agent) until such sums shall be paid to such Certificateholders and shall promptly notify the Trustee of any default in making such payment. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 10.4 and 10.5 shall apply to each Paying Agent in its role as Paying Agent. The fees of any Paying Agent or co-paying agent shall be paid by the Trustee. Each Paying Agent and co-paying agent must be acceptable to the Seller.

         SECTION 6.2B. Authenticating Agent. (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates (the "Authenticating Agent"). Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Seller and the Certificate Insurer. The Trustee is hereby appointed as the initial Authenticating Agent.

         (b) Any institution succeeding to the corporate agency business of an Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

         (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Seller. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Seller. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or the Seller or the Certificate Insurer, the Trustee may appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Trustee, the Seller and the Certificate Insurer.

         (d) The Trustee agrees to pay to each Authenticating Agent from its own funds from time to time reasonable compensation for its services under this
Section 6.2B.

         (e) The provisions of Sections 10.4 and 10.5 shall be applicable to any Authenticating Agent.

         (f) Pursuant to an appointment made under this Section 6.2B, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

         This is one of the Certificates described in the Pooling and Servicing Agreement.



                                   [                                        ]
                                   -----------------------------------------
                                    as Authenticating Agent for the Trustee,



                                    By
                                       -------------------------------------
                                          Authorized Signatory


         SECTION 6.2. Authentication of Certificates. The Trustee shall cause the Certificates to be executed on behalf of the Trust, authenticated, and delivered to or upon the written order of the Seller, such written order to be signed by its chairman of the board, its president, or any vice president, without further corporate action by the Seller, in authorized denominations, pursuant to this Agreement. No Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A or Exhibit B hereto or in Section 6.2B, as the case may be, executed by a Trustee Officer the Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued upon transfer or exchange thereafter shall be dated the date of their authentication.

         SECTION 6.3. Registration of Transfer and Exchange of Certificates. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 6.7, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall be the initial Certificate Registrar.

         (b) No transfer of a Class B Certificate shall be made unless (i) the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable State securities laws are complied with,
(ii) such  transfer  is exempt  from the  registration  requirements  under said
Securities Act and laws or (iii) such transfer is made to a Person who the transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A of the Securities Act) that is purchasing such Class B Certificate for its own account or the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on said Rule 144A. In the event that a transfer is to be made in reliance upon clause (ii) above, the Class B Certificateholder desiring to effect such transfer and such Class B Certificateholder's prospective transferee must each (x) certify in writing to the Trustee the facts surrounding such transfer and (y) provide the Trustee with a written opinion of counsel in form and substance satisfactory to the Seller and the Trustee that such transfer may be made pursuant to an exemption from the Securities Act or laws, which Opinion of Counsel shall not be an expense of the Seller or the Trustee. In the event that a transfer is to be made in reliance upon clause (iii) above, the prospective transferee shall have furnished to the Trustee and the Seller a Transferee Certificate, signed by such transferee, in the form of Exhibit G. Neither the Seller nor the Trustee is under any obligation to register the Class B Certificates under said Securities Act or any other securities law. The Certificate Registrar may request and shall receive in connection with any transfer signature guarantees satisfactory to it in its sole discretion.

         In no event shall a Class B Certificate be transferred to an employee benefit plan, trust annuity or account subject to ERISA or a plan described in
Section 4975(e)(1) of the Code (any such plan, trust or account including any Keogh (HR-10) plans, individual retirement accounts or annuities and other employee benefit plans subject to Section 406 of ERISA or Section 4975 of the Code being referred to in this Section 6.3 as an "Employee Plan"), a trustee of any Employee Plan, or an entity, account or other pooled investment fund the underlying assets of which include or are deemed to include Employee Plan assets by reason of an Employee Plan's investment in the entity, account or other pooled investment fund. The foregoing restriction on sale or transfer to an employee benefit plan shall not apply to prevent the initial issuance or sale or subsequent transfer of the Class B Certificates to an insurance company, insurance service, or insurance organization qualified to do business in a State that purchases Class B Certificates with funds held in one or more of its general accounts which is eligible for the exemptive relief afforded under
Section III of Prohibited Transaction Class Exemption 95-60. The Seller, the Servicer, the Trustee, the Certificate Insurer and the Standby Servicer shall not be responsible for confirming or otherwise investigating whether a proposed purchaser is an employee benefit plan, trust or account subject to ERISA, or described in Section 4975(e)(1) of the Code.

         (c) Each Holder of Class B Certificates, by virtue of the acquisition and holding thereof, will be deemed to have represented and agreed as follows:

                  (i) It is a qualified institutional buyer as defined in Rule 144A or an institutional accredited investor as defined in Regulation D promulgated under the Securities Act and is acquiring the Class B Certificates for its own institutional account or for the account of a qualified institutional buyer or an institutional accredited investor.

                  (ii) It understands that the Class B Certificates have been offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Class B Certificates, such Class B Certificates may be resold, pledged or transferred only (a) to a person whom the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) pursuant to an effective registration statement under the Securities Act or (c) in reliance on another exemption under the Securities Act.

                  (iii) It understands that the Class B Certificates will bear a legend substantially to the following effect:

                           THIS  SECURITY  HAS NOT  BEEN  REGISTERED  UNDER  THE
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
                  (1) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND SUBJECT TO THE RECEIPT BY THE TRUSTEE AND THE SELLER OF A CERTIFICATION OF THE TRANSFEREE, (2) PURSUANT TO AN EFFECTIVE REGISTRATION
                  STATEMENT UNDER THE SECURITIES ACT OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE TRUSTEE OF A CERTIFICATION OF THE TRANSFEREE (SATISFACTORY TO THE TRUSTEE) AND AN OPINION OF COUNSEL (SATISFACTORY TO THE TRUSTEE AND THE SELLER) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND IN COMPLIANCE WITH THE TRANSFER REQUIREMENTS SET FORTH IN
                  SECTION 6.3 OF THE AGREEMENT.

                           IN  NO  EVENT   SHALL  A  CLASS  B   CERTIFICATE   BE
                  TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST ANNUITY OR ACCOUNT SUBJECT TO ERISA OR A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE, (ANY SUCH PLAN, TRUST OR ACCOUNT BEING REFERRED TO AS AN "EMPLOYEE PLAN"), A TRUSTEE OF ANY EMPLOYEE PLAN, OR AN ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND THE UNDERLYING ASSETS OF WHICH INCLUDE OR ARE DEEMED TO INCLUDE EMPLOYEE PLAN ASSETS BY REASON OF AN EMPLOYEE PLAN'S INVESTMENT IN THE ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND. INCLUDED WITHIN THE DEFINITION OF "EMPLOYEE PLANS" ARE, WITHOUT LIMITATION, KEOGH (HR-10) PLANS, IRA'S (INDIVIDUAL RETIREMENT ACCOUNTS OR ANNUITIES) AND OTHER EMPLOYEE BENEFIT PLANS, SUBJECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE. THE FOREGOING RESTRICTION ON SALE OR TRANSFER TO AN EMPLOYEE BENEFIT PLAN SHALL NOT APPLY TO PREVENT THE INITIAL ISSUANCE OR SALE OR SUBSEQUENT TRANSFER OF THE CLASS B CERTIFICATES TO AN

                  INSURANCE COMPANY, INSURANCE SERVICE, OR INSURANCE ORGANIZATION THAT IS QUALIFIED TO DO BUSINESS IN A STATE IF SUCH INSURANCE COMPANY PURCHASES CLASS B CERTIFICATES WITH FUNDS HELD IN ONE OR MORE OF ITS GENERAL ACCOUNTS WHICH IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AFFORDED UNDER SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60.

                  (iv) It has not acquired the Class B Certificates with the assets of an Employee Plan, other than an insurance company, insurance service or insurance organization qualified to do business in a State, which represents that the source of funds from which its investment is to be made is a general account of an insurance company which is eligible for the exemptive relief afforded under Section III of Prohibited Transaction Class Exemption 95-60.

         (d) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and the Trustee shall deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication. At the option of a Holder, Certificates may be exchanged for other Certificates in authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the Corporate Trust Office.

         Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Trustee in accordance with its customary procedures.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         SECTION 6.4. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss, or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the Trustee and the Certificate Insurer such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. If after the delivery of such new Certificate, a bona fide purchaser of the original
Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Certificate Insurer and the Trustee shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Certificate Insurer or the Trustee or any agent of any of them in connection therewith. In connection with the issuance of any new Certificate under this Section 6.4, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section
6.4 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

         SECTION 6.5. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.6 and for all other purposes whatsoever, and neither the Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

         SECTION 6.6. Access to List of Certificateholders' Names and Addresses. The Trustee shall furnish or cause to be furnished to the Servicer or the Certificate Insurer, at the expense of the Trust, within 15 days after receipt by the Trustee of a request therefor from the Servicer or the Certificate Insurer, as the case may be, in writing, a list of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Class A Certificateholders, or one or more Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt for such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold none of the Servicer, the Certificate Insurer or the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 6.7. Maintenance of Office or Agency. The Trustee shall maintain in Minneapolis, Minnesota, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates its office located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, as its office for such purposes. The Trustee shall give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 6.8. Book-Entry Certificates. The Class A Certificates, upon original issuance, will be issued in the form of typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. The Class A Certificates delivered to The Depository Trust Company shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Class A Certificates, except as provided in Section 6.10. Unless and until definitive, fully registered Class A Certificates (the "Definitive Certificates") have been issued to Certificate Owners pursuant to Section 6.10:

                  (i) the provisions of this Section 6.8 shall be in full force and effect;

                  (ii) the Seller, the Servicer, the Certificate Registrar, and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Class A Certificates) as the authorized representative of the Certificate Owners;

                  (iii) to the extent that the provisions of this Section 6.8 conflict with any other provisions of this Agreement, the provisions of this Section 6.8 shall control;

                  (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the

         Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.10, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Class A Certificates to such Clearing Agency Participants; and

                  (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Class A Principal Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in Class A Certificates and has delivered such instructions to the Trustee.

         SECTION  6.9.  Notices to  Clearing  Agency.  Whenever  notice or other communication to the Class A Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.10, the Trustee and the Servicer shall give all such notices and communications specified herein to be given to Holders of the Class A Certificates to the Clearing Agency.

         SECTION 6.10. Definitive Certificates. If (i) (A) the Seller advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement and (B) the Trustee or the Seller is unable to locate a qualified successor, (ii) the Seller at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Event of Default, the Clearing Agency at the direction of Certificate Owners representing beneficial interests aggregating not less than 51% of the Class A Certificate Balance, advises the Trustee in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners, than the Trustee shall notify the Clearing Agency and request that the Clearing Agency notify all Certificate Owners of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Class A Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates and deliver such Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Seller, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder. The Trustee shall not be liable if the Trustee or the Seller is unable to locate a qualified successor Clearing Agency.


                                   ARTICLE VII

                                   The Seller

         SECTION 7.1. Representations of Seller. The Seller makes the following representations to the Certificate Insurer and the Trustee, on which the Certificate Insurer relied in executing and delivering the Policy and on which the Trustee on behalf of itself and the Certificateholders relied in accepting the Receivables in trust and executing and authenticating the Certificates. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to the Trustee.

                  (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to execute, deliver and perform its obligations under this Agreement and to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority, and legal right to acquire and own the Receivables.

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                  (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to and deposited with the Trustee as part of the Trust and has duly authorized such sale and assignment to the Trustee by all necessary corporate action; and the execution, delivery, and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                  (iv) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer and assignment of the Receivables and the other property conveyed to the Trust pursuant to Section 2.2, enforceable against creditors of and purchasers from the Seller; and this Agreement shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms.

                  (v) No Violation. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound or any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement); nor violate any law, order, rule, or regulation applicable to the Seller of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending, or to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates, or (D) relating to the Seller and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

                  (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.

                  (viii) The Seller has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due.

                  (ix) The Seller hereby represents and warrants to the Trustee that the Seller's principal place of business and chief executive office is, and for the four months preceding the date of this Agreement has been, located at: 2 Ada, Irvine, California.

         SECTION 7.2. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement and the representations made by the Seller in this Agreement. The Seller shall indemnify, defend, and hold harmless the Trustee and the Standby Servicer from and against any loss, liability or expense incurred by reason of (a) the Seller's willful misfeasance, bad faith, or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement or (b) the Seller's violation of Federal or State securities laws in connection with the sale of the Certificates.

         Indemnification under this Section 7.2 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments to the Trustee or the Standby Servicer pursuant to this Section and the Trustee or the Standby Servicer thereafter shall collect any of such amounts from others, the Trustee or the Standby Servicer shall repay such amounts to the Seller, without interest.

         SECTION 7.3. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party, or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to
Section 2.5 shall have been breached and no Event of Default and no event that, after notice or lapse of time, or both, would become an Event of Default shall have happened and be continuing, (ii) the Seller shall have delivered to the Certificate Insurer and the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement or assumption comply with this Section 7.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Seller shall have delivered to the Certificate Insurer and the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (iv) immediately after giving effect to such transaction, no Insurance Agreement Event of Default and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default shall have happened and be continuing. The Seller shall provide notice of any merger, consolidation or succession pursuant to this Section 7.3 to each Rating Agency and shall have received confirmation from each Rating Agency that the then current rating of the Class A Certificates or the Class B Certificates will not be downgraded as a result of such merger, consolidation or succession. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clause (i), (ii), (iii) or (iv) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

         SECTION 7.4. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 7.5. Seller May Own Certificates. The Seller and any Person controlling, controlled by, or under common control with the Seller may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise provided in the definition of "Certificateholder" specified in Section 1.1 and in Section 1.6. Certificates so owned by or pledged to the Seller or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Certificates except as otherwise provided herein or by the definition of Certificateholder.

                                  ARTICLE VIII

                                  The Servicer

         SECTION 8.1. Representations of Servicer. The Servicer makes the following representations to the Certificate Insurer and the Trustee, on which the Certificate Insurer relies in executing and delivering the Policy, and on which the Trustee on behalf of itself and the Certificateholders relies in accepting the Receivables in trust and executing and authenticating the Certificates. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to the Trustee.

                  (i) Organization and Good Standing. The Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority, and legal right to acquire, own, and service the Receivables.

                  (ii) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business
         (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

                  (iii) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery, and performance of this Agreement has been duly authorized by the Servicer by all necessary corporate action.

                  (iv) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms.

                  (v) No Violation. The execution, delivery and performance by the Servicer of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Servicer, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement); nor violate any law, order, rule, or regulation applicable to the Servicer of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending, or to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties: (A) asserting the invalidity of this Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Certificates, or (D) relating to the Servicer and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

                  (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.

                  (viii) Taxes. The Servicer has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due.

                  (ix) Chief Executive Office. The Servicer hereby represents and warrants to the Trustee that the Servicer's principal place of business and chief executive office is, and for the four months preceding the date of this Agreement has been, located at: 2 Ada, Irvine, California.

         SECTION 8.2. Indemnities of Servicer. (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and the representations made by the Servicer herein.

                  (i) The Servicer shall defend, indemnify, and hold harmless the Trustee, the Standby Servicer, the Collateral Agent, the Trust, the Certificate Insurer, the

         Certificateholders and the Seller, from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

                  (ii) The Servicer shall indemnify, defend and hold harmless the Trustee, the Standby Servicer, the Collateral Agent, the Trust, the Certificate Insurer and the Seller from and against any taxes that may at any time be asserted against the Trustee, the Standby Servicer, the Collateral Agent, the Trust, the Certificate Insurer or the Seller, with respect to the transactions contemplated herein including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

                  (iii) The Servicer shall indemnify, defend, and hold harmless the Trustee, the Standby Servicer, the Collateral Agent, the Seller, the Certificate Insurer, the Trust and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trustee, the Standby Servicer, the Collateral Agent, the Seller, the Trust or the Certificateholders through, the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

                  (iv) The Servicer shall indemnify, defend, and hold harmless the Trustee, the Standby Servicer and the Collateral Agent from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained, if any, except to the extent that such cost, expense, loss, claim, damage or liability: (A) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Trustee, the Standby Servicer or Collateral Agent, as applicable; (B) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Trustee, the Standby Servicer or the Collateral Agent; or (C) shall arise from the Trustee's breach of any of its representations or warranties set forth in Section 10.13.

                  (v) Notwithstanding the foregoing, the Servicer shall not be obligated to defend, indemnify, and hold harmless any Certificateholder for any losses, claims, damages or liabilities incurred by any Certificateholders arising out of claims, complaints, actions and allegations relating to Section 406 of ERISA or
         Section 4975 of the Code as a result of the purchase or holding of a Certificate by such Certificateholder with the assets of a plan subject to such provisions of ERISA or the Code or the servicing, management and operation of the Trust.

         (b) For purposes of this Section 8.2, in the event of the termination of the rights and obligations of a Servicer (or any successor thereto pursuant to Section 8.3) as Servicer pursuant to Section 9.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 9.2. The provisions of this Section 8.2(b) shall in no way affect the survival pursuant to Section 8.2(c) of the indemnification by the Servicer provided by
Section 8.2(a).

         (c) Indemnification under this Section 8.2 shall survive the termination of this Agreement and any resignation or removal of CPS as Servicer and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer, without interest.

         SECTION 8.3. Merger or Consolidation of, or Assumption of the Obligations of, Servicer or Standby Servicer. (a) Any Person (i) into which the Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Servicer substantially as a whole, shall execute an agreement of assumption to perform every obligation of the Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (A) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default shall have happened and be continuing, (B) the Servicer shall have delivered to the Trustee and the Certificate Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 8.3 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (C) the Servicer shall have delivered to the Trustee and the Certificate Insurer an Opinion of Counsel either (x) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and reciting the details of such filings, or
(y) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (D) nothing herein shall be deemed to release the Servicer from any obligation. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (A), (B) or (C) above shall be conditions to the consummation of the transactions referred to in clause (i), (ii) or (iii) above.

         (b) Any Person (i) into which the Standby Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Standby Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Standby Servicer substantially as a whole, shall execute an agreement of assumption to perform every obligation of the Standby Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Standby Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that nothing herein shall be deemed to release the Standby Servicer from any obligation.

         SECTION 8.4. Limitation on Liability of Servicer and Others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith, or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

         Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 8.5. Servicer and Standby Servicer Not to Resign. Subject to the provisions of Section 8.3, neither the Servicer nor the Standby Servicer may resign from the obligations and duties hereby imposed on it as Servicer or Standby Servicer, as the case may be, under this Agreement except upon determination that by reason of a change in legal requirements the performance of its duties under this
Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or the Standby Servicer, as the case may be, and the Certificate Insurer does not elect to waive the obligations of the Servicer or the Standby Servicer, as the case may be, to perform the duties which render it legally unable to act or does not elect to delegate those duties to another Person. Notice of any such determination permitting the resignation of the Servicer or the Standby
Servicer, as the case may be, shall be communicated to the Trustee and the Certificate Insurer at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to and satisfactory to the Trustee and the Certificate Insurer concurrently with or promptly after such notice. No such resignation of the Servicer shall become effective until a successor servicer shall have assumed the responsibilities and obligations of CPS in accordance with Section
9.2 and the Servicing Assumption Agreement, if applicable. No such resignation of the Standby Servicer shall become effective until an entity acceptable to the Certificate Insurer shall have assumed the responsibilities and obligations of the Standby Servicer; provided, however, that if no such entity shall have assumed such responsibilities and obligations of the Standby Servicer within 60 days of the resignation of the Standby Servicer, the Standby Servicer may petition a court of competent jurisdiction for the appointment of a successor to the Standby Servicer.


                                   ARTICLE IX

                                     Default

         SECTION 9.1. Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

                  (i) Any failure by the Servicer to deliver to the Trustee for distribution to Certificateholders any proceeds or payment required to be so delivered under the terms of the Certificates and this Agreement that shall continue unremedied for a period of two Business Days (or, in the case of a payment or deposit to be made no later than a Distribution Date, the failure to make such payment or deposit by such Distribution Date); or the certificate required by Section 3.9, the statement required by Section 3.10, or the report required by Section
         3.11 shall
         not have been delivered within five (5) days after the date such certificates or statements or reports, as the case may be, are required to be delivered; or

                  (ii) Failure on the part of the Servicer, or the Seller, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller (as the case may be) set forth in the Certificates or in this Agreement, which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied, shall have been given (1) to the Servicer or the Seller (as the case may be), by the Certificate Insurer or the Trustee, or (2) to the Servicer or the Seller, (as the case may be), and to the Trustee and the Certificate Insurer by the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full, by the Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance; or

                  (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (iv) The consent by the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) to the appointment of a conservator, trustee, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) of or relating to substantially all of its property; or the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (v) The occurrence of an Insurance Agreement Event of Default;

then, and in each and every case, so long as an Event of Default shall not have been remedied, provided (i) no Insurer Default shall have occurred and be continuing, the Certificate Insurer in its sole and absolute discretion, or (ii) if an Insurer Default shall have occurred and be continuing, then either the Trustee or the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or (iii) if the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full or (B) an Insurer Default shall have occurred and be continuing, then either the Trustee or the Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance, by notice then given in writing to the Servicer (and to the Trustee if given by the Certificate Insurer or by the Certificateholders) may terminate all of the rights and obligations of the Servicer under this Agreement. The Servicer shall be entitled to its pro rata share of the Servicing Fee for the number of days in the Collection Period prior to the effective date of its termination. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in (i) the Standby Servicer or (ii) such successor Servicer as may be appointed under Section 9.2; provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date the successor Servicer becomes the Servicer or any claim of a third party (including a Certificateholder) based on any alleged action or inaction of the predecessor Servicer as Servicer; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held or should have been held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery to the successor Servicer of all files and records concerning the Receivables and a computer tape in readable form containing all information necessary to enable the successor Servicer to service the Receivables and the other property of the Trust. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this
Section 9.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. In addition, any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for reasonable transition expenses incurred in connection with acting as successor Servicer, and to the extent not so paid, such payment shall be made pursuant to Section 4.6(c) hereof. Upon receipt of notice of the occurrence of an Event of Default, the Trustee shall give notice thereof to the Rating Agencies. The predecessor Servicer shall grant the Trustee, the Standby Servicer and the Certificate Insurer reasonable access to the predecessor Servicer's premises at the predecessor Servicer's expense. If requested by the Certificate Insurer, the Standby Servicer or successor Servicer shall terminate any arrangements relating to (i) the Lock-Box Account with the Lock-Box Bank, (ii) the Post-Office Box or (iii) the Lock-Box Agreement, and direct the Obligors to make all payments under the Receivables directly to the Servicer at the predecessor Servicer's expense (in which event the successor Servicer shall process such payments directly, or, through a Lock-Box Account with a Lock-Box Bank at the direction of the Certificate Insurer).

         SECTION 9.2. Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 9.1, the Servicer's resignation in accordance with the terms of this Agreement or expiration or non-renewal of the term of the Servicer hereunder in accordance with Section 3.14, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of expiration and non-renewal of the term of the Servicer upon the expiration of such term, and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of termination of the Servicer, Norwest Bank Minnesota, National Association, as Standby Servicer, shall assume the obligations of Servicer hereunder on the date specified in such written notice (the "Assumption Date") pursuant to the Servicing Assumption Agreement or, in the event that the Certificate Insurer shall have determined that a Person other than the Standby Servicer shall be the successor Servicer in accordance with Section 9.2(c), on the date of the execution of a written assumption agreement by such Person to serve as successor Servicer. Notwithstanding the Standby Servicer's assumption of, and its agreement to perform and observe, all duties, responsibilities and obligations of CPS as Servicer under this Agreement arising on and after the Assumption Date, the Standby Servicer shall not be deemed to have assumed or to become liable for, or otherwise have any liability for, any duties, responsibilities, obligations or liabilities of CPS or any predecessor Servicer arising on or before the Assumption Date, whether provided for by the terms of this Agreement, arising by operation of law or otherwise, including, without limitation, any liability for, any duties, responsibilities, obligations or liabilities of CPS or any predecessor Servicer arising on or before the Assumption Date under
Section 3.7, 4.4 or 8.2 of this Agreement, regardless of when the liability, duty, responsibility or obligation of CPS or any predecessor Servicer therefore arose, whether provided by the terms of this Agreement, arising by operation of law or otherwise. In addition, if the Standby Servicer shall be legally unable to act as Servicer and an Insurer Default shall have occurred and be continuing, the Standby Servicer, the Trustee or Class A Certificateholders holding Class A Certificates evidencing not less than 51% of the Class A Certificate Balance (or, if the Class A Certificates have been paid in full, Class B Certificateholders holding Class B Certificates evidencing not less than 51% of the Class B Certificate Balance) may petition a court of competent jurisdiction to appoint any successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Standby Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the predecessor Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section 9.2, then the Certificate Insurer, in accordance with Section 9.2(c) shall appoint, or petition a court of competent jurisdiction to appoint a successor to the Servicer under this Agreement.

         (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all of the rights granted to the predecessor Servicer, by the terms and provisions of this Agreement.

         (c) Subject to Section 12.11, the Certificate Insurer may exercise at any time its right to appoint as Standby Servicer or as successor Servicer a Person other than the Person serving as

Standby Servicer at the time, and shall have no liability to the Trustee, CPS, the Seller, the Person then serving as Standby Servicer, any Certificateholder or any other Person if it does so. Subject to Section 8.5, no provision of this Agreement shall be construed as relieving the Standby Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 9.1 or resignation of the Servicer pursuant to Section 8.5. If upon any such resignation or termination, the Certificate Insurer appoints a successor Servicer other than the Standby Servicer, the Standby Servicer shall not be relieved of its duties as Standby Servicer hereunder.

         SECTION 9.3.  Reserved.

         SECTION 9.4. Notification to Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article IX, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each of the Rating Agencies.

         SECTION 9.5. Direction of Insolvency Proceedings by Certificate Insurer. (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Class A Guaranteed Distribution Amount paid on a Class A Certificate has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Policy to obtain payment by the Certificate Insurer of such avoided Class A Guaranteed Distribution Amount payment, and shall, at the time it provides notice to the Certificate Insurer, notify Holders of the Class A Certificates by mail that, in the event that any Class A Certificateholder's payment is so recoverable, such Class A Certificateholder will be entitled to payment pursuant to the terms of the Policy. Pursuant to the terms of the Policy, the Certificate Insurer will make such payment on behalf of the Class A Certificateholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Trustee or any Class A Certificateholder directly (unless a Class A Certificateholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Certificate Insurer will make such payment to the Trustee for distribution to such Class A Certificateholder upon proof of such payment reasonably satisfactory to the Certificate Insurer).

         (b) Upon knowledge of any of the following events, the Trustee shall promptly notify the Certificate Insurer of (i) the commencement of any of the events or proceedings described in

Section 9.1(iii) or (iv) in respect of the Seller or the Servicer or any such event or proceedings applicable to an Obligor under a Receivable (any such event or proceedings, an "Insolvency Proceeding") and (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") with regard to any payment of principal of, or interest on a Class A Certificate. Each Class A Certificateholder, by its purchase of Class A Certificates, and the Trustee hereby agree that, the Certificate Insurer may, provided an Insurer Default has not occurred, at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation, (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim and (iii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Certificate Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 4.9, the Certificate Insurer shall be subrogated to, and each Class A Certificateholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Class A Certificateholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         SECTION 9.6. Action Upon Certain Failures of the Servicer. In the event that the Trustee shall have knowledge of any failure of the Servicer specified in Section 9.1 which would give rise to a right of termination under such Section upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer and the Certificate Insurer. For all purposes of this Agreement (including, without limitation, Section 9.5(b) and this Section 9.6), the Trustee shall not be deemed to have knowledge of any failure of the Servicer as specified in Section 9.1 unless notified thereof in writing by the Servicer, the Certificate Insurer or by a Certificateholder. The Trustee shall be under no duty or obligation to investigate or inquire as to any potential failure of the Servicer specified in Section 9.1.


                                    ARTICLE X

                                   The Trustee

         SECTION 10.1. Duties of Trustee. The Trustee, both prior to the occurrence of an Event of Default and after an Event of Default shall have been cured or waived, shall undertake to

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perform such duties and only such duties as are  specifically  set forth in this
Agreement. If an Event of Default shall have occurred and shall not have been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

         The Trustee shall take and maintain custody of the Receivable Files (except as otherwise provided herein) and the schedule of receivables included as Schedule A to this Agreement and shall retain copies of all Servicer's Certificates prepared hereunder.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own bad faith; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Trustee Officer, unless it shall be proved that the Trustee shall have been negligent in ascertaining the pertinent facts;

                  (iii) The  Trustee  shall not be liable  with  respect  to any action taken, suffered, or omitted to be taken in good faith in accordance with this Agreement or at the direction of the Certificate Insurer or, after an Insurer Default, the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full or (B) an Insurer Default shall have occurred and be continuing, the Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance, relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iv) The Trustee  shall not be charged  with  knowledge of any
         Event of Default, unless a Trustee Officer assigned to the Trustee's Corporate Trust Office receives written notice of such Event of Default from the Servicer or the Seller, as the case may be, the Certificate Insurer or, after an Insurer Default, the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full or (B) an Insurer Default shall have occurred and be continuing, the Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance (such notice shall constitute actual knowledge of an Event of Default by the Trustee); and

                  (v) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

         The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee, in its capacity as Standby Servicer, shall be the successor to, and be vested with the rights, duties, powers, and privileges of, the Servicer in accordance with the terms of this Agreement.

         Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or

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



Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

         All information obtained by the Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person, unless such disclosure is required by this Agreement or any applicable law or regulation.

         SECTION 10.2. Trustee's Certificate. On or as soon as practicable after each Distribution Date on which Receivables shall be assigned to CPS or the Servicer, as applicable, pursuant to this Agreement, based on amounts deposited to the Collection Account, notices received pursuant to this Agreement and the information contained in the Servicer's Certificate for the related Collection Period, identifying the Receivables purchased by CPS pursuant to Section 2.6 or
2.8 or purchased by the Servicer pursuant to Section 3.7 or 11.2, the Trustee shall execute a Trustee's Certificate (in the form of Exhibit C-1 or C-2, as applicable), and shall deliver such Trustee's Certificate, accompanied by a copy of the Servicer's Certificate for such Collection Period to CPS or the Servicer, as the case may be. The Trustee's Certificate submitted with respect to such Distribution Date shall operate, as of such Distribution Date, as an assignment, without recourse, representation, or warranty, to CPS or the Servicer, as the case may be, of all the Trustee's right, title, and interest in and to such repurchased Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

         SECTION 10.3.  Reserved.

         SECTION 10.4. Certain Matters Affecting Trustee. Except as otherwise provided in Section 10.1:

                  (i) The Trustee may rely and shall be  protected  in acting or refraining from acting upon any resolution, Officer's Certificate, Servicer's Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (ii) The Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such Opinion of Counsel.

                  (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct, or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Certificateholders or the Certificate Insurer pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities that may be incurred therein or thereby; nothing contained in this Agreement, however, shall relieve the Trustee of the obligations, upon the occurrence of an Event of Default (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (iv) Prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document (other than for its duties pursuant to Section 2.8), unless requested in writing to do so by the Certificate Insurer or Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full or (B) an Insurer Default shall have occurred and be continuing, the Holders of Class B Certificates evidencing not less that 25% of the Class B Certificate Balance; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense, or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Person making such request or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand. Nothing in this clause (iv) shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors.

                  (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian. The Trustee shall not be responsible for any misconduct or negligence of any such agent or custodian appointed with due care by it hereunder or of the Servicer in its capacity as Servicer or custodian.

                  (vi) Except as may be required by Sections 2.8 and 10.1, subsequent to the sale of the Receivables by the Seller to the Trust, the Trustee shall have no duty of independent inquiry, and the Trustee may rely upon the representations and warranties and covenants of the Seller and the Servicer contained in this Agreement with respect to the Receivables and the Receivable Files.

                  (vii) The Trustee may rely, as to factual matters relating to the Seller or the Servicer, on an Officer's Certificate of the Seller or Servicer, respectively.

                  (viii) The Trustee shall not be required to take any action or refrain from taking any action under this Agreement, or any related documents referred to herein, nor shall any provision of this Agreement, or any such related document be deemed to impose a duty on the Trustee to take action, if the Trustee shall have been advised by counsel that such action is contrary to (i) the terms of this Agreement, (ii) any such related document or (iii) law.

         SECTION 10.5. Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller or the Servicer, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates), or of any Receivable or related document. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity, and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition, location, and ownership of any Financed Vehicle; the existence and enforceability of any physical damage insurance thereon; except as required by Section 2.8, the existence, contents and completeness of any Receivable or any Receivable File or any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; except as required by
Section 2.8, the performance or enforcement of any Receivable; the compliance by the Seller or the Servicer with any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or the Certificate Insurer or any loss resulting therefrom (it being understood that the Trustee shall remain responsible for any Trust Property that it may hold); the acts or omissions of the Seller, the Servicer, or any Obligor; any action of the Servicer taken in the name of the Trustee; or any action by the Trustee taken at the instruction of the Servicer; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee to perform its duties under this Agreement or based on the Trustee's negligence or willful misconduct, no recourse shall be had for any claim based on any provision of this Agreement, the Certificates, or any Receivable or assignment thereof against the Trustee in its individual capacity, the Trustee shall not have any personal obligation, liability, or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Receivables. The Seller hereby certifies to the Trustee that the Rating Agencies rating the Class A Certificates are Standard & Poor's and Moody's and the rating agency rating the Class B Certificates is Standard & Poor's and that their addresses are as set forth in Section 12.5. The Trustee may rely on the accuracy of such certification until it receives from the Seller an Officer's Certificate superseding such certification.

         SECTION 10.6. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may deal with the Seller and the Servicer in banking transactions with the same rights as it would have if it were not Trustee.

         SECTION 10.7. Indemnity of Trustee. The Servicer shall indemnify the Trustee for, and hold it harmless against any loss, liability, or expense incurred without willful misfeasance, negligence, or bad faith on its part, arising out of or in connection with the acceptance or administration of the Trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement. Additionally the Seller, pursuant to
Section 7.2, shall indemnify the Trustee with respect to certain matters, the Servicer, pursuant to Section 8.2, shall indemnify the Trustee with respect to certain matters, and Certificateholders, pursuant to Section 10.4 shall, upon the circumstances therein set forth, indemnify the Trustee under certain circumstances. The provisions of this Section 10.7 shall survive the termination of this Agreement or any resignation or removal of CPS as Servicer.

         SECTION 10.8. Eligibility Requirements for Trustee. The Trustee under this Agreement shall at all times be organized and doing business under the laws of the United States of America; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least
$50,000,000 and subject to supervision or examination by Federal or State authorities; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by the Rating Agencies. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 10.8, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.9.

         SECTION 10.9. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Servicer. Upon receiving such notice of resignation, with the prior written consent of (a) the Certificate Insurer (provided no Insurer Default has occurred which is continuing) and the Holders of Class A Certificates evidencing not less than 51% of the Class A Certificate Balance or (b) if the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts owing to the Certificate Insurer have been paid in full, with the prior written consent of the Holders of Class B Certificates evidencing not less than 51% of the Class B Certificate Balance, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor

Trustee. The Trustee may be removed at any time by written demand of the Certificate Insurer delivered to the Trustee and the Servicer; provided that, if an Insurer Default has occurred which is continuing, such right of the Certificate Insurer shall be inoperative during the period of such Insurer Default and shall instead vest in the Trustee acting at the direction of the Holders of Class A Certificates evidencing not less than 51% of the Class A Certificate Balance or, from and after such time as the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full, the Holders of Class B Certificates evidencing not less than 51% of the Class B Certificate Balance, in each case, in accordance with Section 12.11.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 10.8 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver, conservator or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee. If the Servicer shall remove the Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, and pay all fees and expenses owed to the outgoing Trustee.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 10.9 shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 10.10 and payment of all fees and expenses owed to the outgoing Trustee. The Servicer shall provide notice of such resignation or removal of the Trustee to each of the Rating Agencies.

         SECTION 10.10. Successor Trustee. Any successor Trustee appointed pursuant to Section 10.9 shall execute, acknowledge, and deliver to the Servicer, the Certificate Insurer and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents and statements and monies held by it under this Agreement; and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties, and obligations.

         No  successor  Trustee  shall  accept  appointment  as provided in this
Section 10.10 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 10.8.

         Upon acceptance of appointment by a successor  Trustee pursuant to this
Section 10.10, the Servicer shall mail notice of the successor of such Trustee under this Agreement to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 10.11. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.8, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         SECTION 10.12. Co-Trustee; Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Financed Vehicle may at the time be located, the Servicer, the Certificate Insurer (provided an Insurer Default shall not have occurred and be continuing) and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 10.12, such powers, duties, obligations, rights, and trusts as the Servicer, the Certificate Insurer and the Trustee may consider necessary or desirable. If the Servicer and the Certificate Insurer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to
Section 10.8, except that the co-trustee or its parent shall comply with the rating requirements set forth therein, and no notice of a successor trustee pursuant to Section 10.10 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.10.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties, and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under this Agreement or, in its capacity as Standby Servicer, as successor to the Servicer under this Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) Provided no Insurer Default shall have occurred and be continuing, the Certificate Insurer may, and, in the event an Insurer Default shall have occurred and be continuing, then, the Servicer and the Trustee acting jointly may, at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the other then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

         Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 10.13. Representations and Warranties of Trustee. The Trustee shall make the following representations and warranties on which the Seller, the Certificate Insurer and Certificateholders shall rely:

                  (i) The Trustee is a banking corporation duly organized, validly existing, and in good standing under the laws of its place of incorporation.

                  (ii) The Trustee has full corporate power authority and legal right to execute, deliver, and perform this Agreement and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

                  (iii) This Agreement shall have been duly executed and delivered by the Trustee and this Agreement constitutes a legal, valid and binding obligation of the Trustee enforceable in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditor's rights generally and (y) general principles of equity.

         SECTION 10.14. No Bankruptcy Petition. The Trustee covenants and agrees that prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor it will not institute against, or join any other Person in instituting against, the Seller or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or State bankruptcy or similar law.

         SECTION 10.15. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

         SECTION 10.16. Rights of Certificate Insurer to Direct Trustee. (a) The Certificate Insurer, after giving written notice to the Trustee, shall have the right to direct the time, method and place at or by which the Trustee conducts any proceeding for any remedy available to the Trustee, or exercises any such trust or power conferred upon the Trustee.

         (b)  Notwithstanding  anything to the contrary  contained in subsection
(a) above, the Trustee shall not exercise any remedy involving a sale of the Receivables unless it shall have received instruction to do so by Holders of at least 66 2/3% of each of the Class A Certificate Balance and the Class B Certificate Balance and, in addition, the Trustee shall have the right to decline to follow any such direction of the Certificate Insurer if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a responsible officer of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders; provided, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Certificate Insurer.


                                   ARTICLE XI

                                   Termination

         SECTION 11.1. Termination of the Trust. The respective obligations and responsibilities of the Seller, the Servicer, and the Trustee created hereby and the Trust created by this Agreement shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement, the Spread Account Agreement or the Policy (including all amounts required to reduce the Class A Certificate Balance to zero and to pay in full any unpaid Class A Interest Distributable Amount), satisfaction of all Reimbursement Obligations, and the expiration of any preference period related thereto and the disposition of all property held as part of the Trust; provided, however, that in no event shall the trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James, living on the date of this Agreement. The Servicer shall promptly notify the Trustee and the Certificate Insurer of any prospective termination pursuant to this Section 11.1.

         Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating (A) the Distribution Date upon which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment, and (C) if applicable, that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar (if other than the Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 4.6. Notwithstanding the foregoing, if on the Distribution Date upon which final payment of the
Certificates is to be made, there are only six or less initial Certificateholders of record, the amounts distributable to such initial Certificateholders pursuant to Section 4.6 will be paid on the final Distribution Date by wire transfer or check as set forth in Section 4.6(g), and each such initial Certificateholder shall present and surrender its Certificates at the office of the Trustee designated in the notice referred to above within 30 days after such Distribution Date.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining

Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement or, if none, from CPS. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Trustee to the American Red Cross.

         SECTION 11.2. Optional Purchase of All Receivables. On the last day of any Collection Period as of which the Pool Balance shall be less than or equal to the Optional Purchase Percentage multiplied by the Original Pool Balance, the Servicer shall have the option to purchase the corpus of the Trust (with the consent of the Certificate Insurer, if such purchase would result in a claim on the Policy or would result in any amount owing to the Certificate Insurer or to the Holders of the Class A Certificates remaining unpaid); provided, however, that the Servicer may not effect any such purchase unless the Trustee shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance. To exercise such option the Servicer (or the Certificate Insurer, if applicable) shall deposit pursuant to Section 4.5 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including defaulted Receivables), plus the appraised value of any other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Certificate Insurer and the Trustee, and shall succeed to all interests in and to the Trust. For purposes of this Section, the Purchase Amount shall not be less than the sum of the Class A Certificate Balance and the Class B Certificate Balance.


                                   ARTICLE XII

                            Miscellaneous Provisions

         SECTION 12.1. Amendment. This Agreement may be amended from time to time by the Seller, the Servicer, and the Trustee with the consent of the Certificate Insurer and with the consent (which consent of any Holder of a Certificate given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate and of any Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate) of the Holders of Class A Certificates evidencing not less than 51% of the Class A Certificate Balance and the Holders of Class B Certificates evidencing not less than 51% of the Class B Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate or change the Class A Pass-Through Rate or the Class B Pass-Through Rate without the consent of each Certificateholder affected thereby, (b) reduce the aforesaid percentage of the Class A Certificate Balance or Class B Certificate Balance required to consent to any such amendment, without the consent of the Holders of all Certificates of the applicable class then outstanding, (c) result in a downgrade or withdrawal of the then current rating of the Class A Certificates by either of the Rating Agencies without the consent of all the Class A Certificateholders or (d) result in a downgrade or withdrawal of the then current rating of the Class B Certificates by either of the Rating Agencies without the consent of all the Class B Certificateholders.

         Promptly  after the  execution of any such  amendment  or consent,  the
Trustee   shall   furnish  a  copy  of  such   amendment   or  consent  to  each
Certificateholder and each of the Rating Agencies.

         Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 12.2(i)(1). The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 12.2. Protection of Title to Trust. (a) The Seller or Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Certificateholders and the Trustee in the Receivables and the other Trust Assets and in the proceeds thereof. The Seller or Servicer or both shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Seller nor the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Trustee and the Certificate Insurer at least five days' prior written notice thereof, shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements and shall have delivered an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and the other Trust Assets, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         (c) Each of the Seller and the Servicer shall have an obligation to give the Trustee and the Certificate Insurer at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, shall promptly file any such amendment and shall deliver an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Certificate Account and Payahead Account in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Trustee, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of CPS Auto Grantor Trust 1997-2 in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, such Receivable shall have been paid in full or repurchased.

         (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or printouts (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold to and is owned by the Trust.

         (g) The Servicer shall permit the Trustee, the Standby Servicer and the Certificate Insurer and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable.

         (h) Upon request, the Servicer shall furnish to the Trustee, the Standby Servicer or to the Certificate Insurer, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the schedule of receivables included as Schedule A to this Agreement and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

         (i) The  Servicer  shall  deliver to the  Trustee  and the  Certificate
Insurer:

                  (1) promptly after the execution and delivery of this Agreement and of each amendment hereto and after the execution and delivery of each amendment to any financing statement, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                  (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         Each Opinion of Counsel referred to in clause (i)(1) or (i)(2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         (j) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         (k) In the event any of the events  described  in Section  9.1(iii)  or
(iv) shall have occurred, or in the event CPS shall have been removed or replaced as Servicer for any reason, then CPS and/or the Servicer shall immediately cause each Certificate of Title for a Financed Vehicle to be marked to reflect the security interest of the Trustee in the Financed Vehicle, and CPS hereby appoints the Trustee its attorney-in-fact to effect such marking, and the Trustee hereby accepts such appointment. The appointment of the Trustee hereunder shall not operate to relieve CPS and/or the Servicer of its obligations to mark each Certificate of Title under this provision. CPS shall be liable for all costs, fees and expenses incurred under this Section 12.2(k).

         SECTION 12.3. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement   or  the  Trust,   nor   entitle   such   Certificateholder's   legal
representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

         No   Certificateholder   shall  have  any  right  to  vote  (except  as
specifically provided herein including in Section 12.1) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything in this Agreement set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken pursuant to any provision of this Agreement.

         No Class A Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, and unless also the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby and the Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and during such 30-day period no request or waiver inconsistent with such written request has been given to the Trustee pursuant to this Section or Section 9.5; no one or more Holders of Class A Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Class A Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right, under this Agreement except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Class A Certificateholders. For the protection and enforcement of the provisions of this Section 12.3, each Class A Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity. Nothing in this Agreement shall be construed as giving the Class A Certificateholders any direct right to make a claim on the Policy.

         No Class B Certificateholder shall have any right by virtue or by availing itself of any provisions of the Agreement to institute any suit, action, proceeding in equity or at law upon or under or with respect to the Agreement, unless it has the prior written consent of the Certificate Insurer and, if any Class A Certificate shall remain outstanding, the prior written consent of the Holders of Class A Certificates evidencing not less than 51% of the Class A Certificate Balance; provided that, this sentence shall be inoperative from and after such time as the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full.

         SECTION 12.4. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         SECTION 12.5. Notices. All demands, notices, and communications upon or to the Seller, the Servicer, the Trustee, the Certificate Insurer, Standard & Poor's or Moody's under this Agreement shall be in writing, and delivered (a) personally, (b) by certified mail, return receipt requested, (c) by Federal Express or similar overnight courier service or (d) by telecopy, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to the agent for service as specified in this Agreement, at the following address:
2 Ada, Irvine, California 92618 (Telecopy: 714-753-6805), or at such other address as shall be designated by the Seller in a written notice to the Trustee,
(b) in the case of the Servicer, to Secretary, 2 Ada, Irvine, California 92618 (Telecopy: 714-753-6805), (c) in the case of the Trustee, at the Corporate Trust Office (Telecopy: (612) 667-3539), (d) in the case of Standard & Poor's Ratings Group, at the following address: Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department (Telecopy: (212) 208-0030), (e) in the case of Moody's Investors Service, Inc., at the following address: 99 Church Street, New York, New York 10007, Attention: Structured Surveillance Department (Telecopy: (212) 553-7820) and (f) in the case of Financial Security Assurance Inc., at the following address: 350 Park Avenue, New York, New York 10022, Attention: Senior Vice
President, Surveillance (Telecopy: (212) 339-3547). Any notice required or permitted to be mailed to a Certificateholder shall be given by Federal Express or similar overnight courier service, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

         The Trustee shall give prompt written notice to each of the Rating Agencies and each Class A Certificateholder of (i) any amendments to the Insurance Agreement or the Policy (upon receipt of written notice of any such amendments from the Seller or the Servicer), (ii) any change in the identity of the Paying Agent and (iii) any failure to make payment under the Policy.

         SECTION 12.6. Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 12.7. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.3 and

8.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Certificate Insurer, the Trustee and the Holders of Certificates evidencing not less than 51% of the Pool Balance, the Holders of Class A Certificates evidencing not less than 51% of the Class A Certificate Balance and the Holders of Class B Certificates evidencing not less than 51% of the Class B Certificate Balance.

         SECTION 12.8. Certificates Nonassessable and Fully Paid. Certificateholders shall not be personally liable for obligations of the Trust. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and upon authentication thereof by the Trustee pursuant to Section 6.2 or 6.3, Certificates shall be deemed fully paid.

         SECTION 12.9. Nonpetition Covenant. (a) None of the Seller, the Servicer, the Trustee, the Standby Servicer or CPS shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust or the Seller under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust or the Seller.

         (b) The Servicer shall not, nor cause the Seller to, petition or otherwise invoke the process of commencing or sustaining a case against the Seller under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

         SECTION 12.10. Third Party Beneficiaries. Except as otherwise specifically provided herein with respect to Certificateholders, the parties to this Agreement hereby manifest their intent that no third party other than the Certificate Insurer and the Collateral Agent with respect to the indemnification provisions set forth herein, shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

         SECTION 12.11. Financial Security as Controlling Party. Each Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee, as partial consideration of the issuance of the Policy, has agreed that the Certificate Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Certificate Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the direction of the Holders of Class A Certificates evidencing, unless otherwise specified, not less than 51% of the Class A Certificate Balance. From and after such time as the Class A
Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full, any provision giving the Certificate Insurer or the Class A Certificateholders the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative and such right shall instead vest in the Trustee acting at the direction of the Holders of Class B Certificates evidencing, unless otherwise specified, not less than 51% of the Class B Certificate Balance. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Certificate Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

         SECTION 12.12. Agent for Service. The agent for service for the Seller shall be the President, CPS Receivables Corp., 2 Ada, Irvine, California 92618,
(714) 753-6800. The Seller hereby designates CT Corporation System, 1633 Broadway, New York, New York 10019, (212) 644-1666 as agent for service of process in all matters pertaining to the Seller in New York.

         IN WITNESS WHEREOF, the Seller, the Servicer, the Trustee and the Standby Servicer have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                              CPS RECEIVABLES CORP.,
                                as Seller


                               By:
                                  ----------------------------------------
                                  Name:
                                  Title:



                              CONSUMER PORTFOLIO SERVICES, INC.,
                                as Servicer


                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:



                              NORWEST BANK MINNESOTA, NATIONAL
                                ASSOCIATION, as Trustee and
                                Standby Servicer


                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

                                                                      SCHEDULE A



                             SCHEDULE OF RECEIVABLES

                                                                      SCHEDULE B


                          LOCATION OF RECEIVABLES FILES



Norwest Bank Minnesota, National Association
  Sixth Street and Marquette Avenue
  Norwest Center
  Minneapolis, Minnesota 55479-0070

                                TABLE OF CONTENTS


Section                                                                    Page

                                    ARTICLE I

                                   Definitions

1.1.     Definitions..........................................................1
1.2.     Usage of Terms......................................................20
1.3.     Section References..................................................20
1.4.     Limitation on Trust Fund Activities.................................21
1.5.     Calculations........................................................21
1.6.     Action by or Consent of Certificateholders..........................21
1.7.     Material Adverse Effect.............................................21

                                   ARTICLE II

                          The Trust and Trust Property

2.1.     Creation of Trust...................................................21
2.2.     Conveyance of Receivables...........................................22
2.3.     Transfer Intended as Sale; Precautionary Security
           Interest..........................................................23
2.4.     Acceptance by Trustee...............................................23
2.5.     Representations and Warranties of Seller............................23
2.6.     Repurchase Upon Breach..............................................30
2.7.     Delivery of Receivable Files........................................31
2.8.     Acceptance of Receivable Files by Trustee...........................32
2.9.     Access to Receivable Files..........................................33

                                   ARTICLE III

                   Administration and Servicing of Receivables

3.1.     Duties of Servicer..................................................34
3.2.     Collection and Allocation of Receivable
           Payments..........................................................35
3.3.     Realization Upon Receivables........................................36
3.4.     Physical Damage Insurance; Other Insurance..........................36
3.5.     Maintenance of Security Interests in Financed Vehicles..............37
3.6.     Additional Covenants of Servicer....................................38
3.7.     Purchase of Receivables Upon Breach.................................38
3.8.     Servicing Fee.......................................................39
3.9.     Servicer's Certificate..............................................39
3.10.    Annual Statement as to Compliance: Notice of Default................40
3.11.    Annual Independent Certified Public Accountant's
           Report............................................................40
3.12.    Reserved............................................................41
3.13.    Servicer Expenses...................................................41

Section                                                                    Page


3.14.    Retention and Termination of Servicer...............................41
3.15.    Access to Certain Documentation and Information
           Regarding Receivables.............................................42
3.16.    Verification of Servicer's Certificate..............................42
3.17.    Fidelity Bond.......................................................44
3.18.    Delegation of Duties................................................44

                                   ARTICLE IV

                         Distributions, Spread Account;
                        Statements to Certificateholders

4.1.     Accounts; Post-Office Box...........................................45
4.2.     Collections.........................................................47
4.3.     Application of Collections..........................................47
4.4.     Payaheads...........................................................47
4.5.     Additional Deposits.................................................48
4.6.     Distributions; Policy Claims........................................48
4.7.     Withdrawals from Spread Account.....................................52
4.8.     Statements to Certificateholders; Tax Returns.......................53
4.9.     Policy Payments; Subrogation........................................55
4.10.    Reliance on Information from the Servicer...........................56
4.11.    Optional Deposits by the Certificate Insurer;
           Notice of Waivers.................................................56

                                    ARTICLE V

                                    Reserved................................ 56

                                   ARTICLE VI

                                The Certificates

6.1.     The Certificates....................................................57
6.2A.    Appointment of Paying Agent.........................................57
6.2B.    Authenticating Agent................................................58
6.2.     Authentication of Certificates......................................59
6.3.     Registration of Transfer and Exchange of
           Certificates......................................................60
6.4.     Mutilated, Destroyed, Lost or Stolen
           Certificates......................................................63
6.5.     Persons Deemed Owners...............................................64
6.6.     Access to List of Certificateholders' Names and
           Addresses.........................................................64
6.7.     Maintenance of Office or Agency.....................................65
6.8.     Book-Entry Certificates.............................................65
6.9.     Notices to Clearing Agency..........................................66
6.10.      Definitive Certificates...........................................66

Section                                                                    Page



                                   ARTICLE VII

                                   The Seller

7.1.     Representations of Seller...........................................67
7.2.     Liability of Seller; Indemnities....................................69
7.3.     Merger or Consolidation of, or Assumption of the
            Obligations of, Seller...........................................69
7.4.     Limitation on Liability of Seller and Others........................70
7.5.     Seller May Own Certificates.........................................70

                                  ARTICLE VIII

                                  The Servicer

8.1.     Representations of Servicer.........................................71
8.2.     Indemnities of Servicer.............................................72
8.3.     Merger or Consolidation of, or Assumption of the
           Obligations of, Servicer or Standby Servicer......................74
8.4.     Limitation on Liability of Servicer and Others......................75
8.5.     Servicer and Standby Servicer Not to Resign.........................75

                                   ARTICLE IX

                                     Default

9.1.     Events of Default...................................................76
9.2.     Appointment of Successor............................................79
9.3.     Reserved............................................................81
9.4.     Notification to Certificateholders..................................81
9.5.     Direction of Insolvency Proceedings by Certificate
           Insurer...........................................................81
9.6.     Action Upon Certain Failures of the Servicer........................82

                                    ARTICLE X

                                   The Trustee

10.1.    Duties of Trustee...................................................82
10.2.    Trustee's Certificate...............................................85
10.3.    Reserved............................................................85
10.4.    Certain Matters Affecting Trustee...................................85
10.5.    Trustee Not Liable for Certificates or
           Receivables.......................................................87
10.6.    Trustee May Own Certificates........................................88
10.7.    Indemnity of Trustee................................................88
10.8.    Eligibility Requirements for Trustee................................89

Section                                                                   Page


10.9.    Resignation or Removal of Trustee...................................89
10.10.   Successor Trustee...................................................90
10.11.   Merger or Consolidation of Trustee..................................91
10.12.   Co-Trustee; Separate Trustee........................................91
10.13.   Representations and Warranties of Trustee...........................93
10.14.   No Bankruptcy Petition..............................................93
10.15.   Trustee May Enforce Claims Without Possession
           of Certificates...................................................94
10.16.   Rights of Certificate Insurer to Direct Trustee.....................94

                                   ARTICLE XI

                                   Termination

11.1.    Termination of the Trust............................................94
11.2.    Optional Purchase of All Receivables................................96

                                   ARTICLE XII

                            Miscellaneous Provisions

12.1.    Amendment...........................................................96
12.2.    Protection of Title to Trust........................................97
12.3.    Limitation on Rights of Certificateholders.........................100
12.4.    Governing Law......................................................101
12.5.    Notices............................................................102
12.6.    Severability of Provisions.........................................102
12.7.    Assignment.........................................................102
12.8.    Certificates Nonassessable and Fully Paid..........................103
12.9.    Nonpetition Covenant...............................................103
12.10.   Third Party Beneficiaries..........................................103
12.11.   Financial Security as Controlling Party............................103
12.12.   Agent for Service..................................................104

EXHIBITS

Exhibit A         Form of Class A Certificate
Exhibit B         Form of Class B Certificate
Exhibit C-1       Form of Trustee's Certificate
Exhibit C-2       Form of Trustee's Certificate
Exhibit D         Form of Monthly Certificateholder Statement
Exhibit E-1       Form of Trust Receipt
Exhibit E-2       Form of Servicing Officer's Certificate
Exhibit F         Form of Servicer's Certificate
Exhibit G         Form of Transferee Certificate
Exhibit H         Form of Depository Agreement


SCHEDULES

Schedule A        Schedule of Receivables
Schedule B        Location of Receivables

                                  Exhibit 10.2
                         Receivables Purchase Agreement

                                  Exhibit 10.2
                         Receivables Purchase Agreement

                                                                  EXECUTION COPY

                                   ASSIGNMENT

         For value received, in accordance with the Purchase Agreement dated as of May 1, 1997 between the undersigned (the "Seller") and CPS Receivables Corp. (the "Purchaser") (the "CPS Purchase Agreement"), the undersigned does hereby sell, transfer, assign and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the Purchase Agreement and the Pooling and Servicing Agreement), all right, title and interest of the Seller in and to (i) the CPS Receivables listed in the CPS Schedule of Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Receivables;
(ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the CPS Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to such Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the CPS Receivables; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle related to a CPS Receivable and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each CPS Receivable; and (vi) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the CPS Receivables, the related Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the CPS Purchase Agreement and is to be governed by the CPS Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the CPS Purchase Agreement.

         THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of May 30, 1997.




                              CONSUMER PORTFOLIO SERVICES, INC.



                              By:
                                 ---------------------------------------
                                  Name:
                                  Title:

                                                                  EXECUTION COPY


         PURCHASE AGREEMENT dated as of this May 1, 1997, by and between CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the "Seller"), having its principal executive office at 2 Ada, Irvine, California 92618, and CPS RECEIVABLES CORP., a California corporation (the "Purchaser"), having its principal executive office at 2 Ada, Irvine, California 92618.

         WHEREAS, in the regular course of its business, the Seller purchases and services through its auto loan programs certain motor vehicle retail installment sale contracts secured by new and used automobiles, light trucks, vans or minivans acquired from motor vehicle dealers.

         WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the CPS Receivables (as hereinafter defined), are to be sold by the Seller to the Purchaser, which CPS Receivables together with the Samco Receivables will be transferred by the Purchaser, pursuant to the Pooling and Servicing Agreement (as hereinafter defined) to CPS Auto Grantor Trust 1997-2 to be created thereunder, which Trust will issue certificates representing beneficial ownership interests in the Receivables and the other property of the Trust (the "Class A Certificates" and the "Class B Certificates", together, the "Certificates").

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Terms not defined in this Agreement shall have the meaning set forth in the Pooling and Servicing Agreement. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

         "Agreement" means this Purchase Agreement, as this agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Assignment" means the Assignment dated May 30, 1997, by the Seller to the Purchaser, relating to the purchase of the CPS Receivables and certain other property related thereto by the Purchaser from the Seller pursuant to this Agreement, which shall be in substantially the form attached hereto as Exhibit A.

         "Base Prospectus" means the Prospectus dated May 23, 1997 with respect to CPS Auto Grantor Trusts and any amendment or supplement thereto.

         "Certificate   Purchase  Agreement"  means  the  Certificate   Purchase
Agreement, dated May 30, 1997 among certain investors, CPS and the Purchaser relating to the Class B Certificates.

         "CPS" means Consumer Portfolio Services, Inc., a California corporation and its successors and assigns.

         "CPS Receivable" means each retail installment sale contract for a Financed Vehicle that appears on the CPS Schedule of Receivables and all rights thereunder.

         "CPS Schedule of Receivables" means the list of CPS Receivables annexed hereto as Exhibit B.

         "Obligor(s)" means the purchaser or co-purchasers of a Financed Vehicle or any other Person who owes or may be liable for payments under a Receivable.

         "Offering  Documents"  means  the  Prospectus   Supplement,   the  Base
Prospectus and the Private Placement Memorandum.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of May 1, 1997, among CPS Receivables Corp., as seller, Consumer Portfolio Services, Inc., as originator of the Receivables and servicer, and Norwest Bank Minnesota, National Association, as trustee and standby servicer, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Private Placement Memorandum" means the Private Placement Memorandum, dated May 23, 1997, relating to the private placement of the Class B Certificates and any amendment or supplement thereto.

         "Prospectus Supplement" means the Prospectus Supplement dated May 23, 1997, relating to the public offering of the Class A Certificates and any amendment or supplement thereto.

         "Purchaser" means CPS Receivables Corp., a California corporation, and its successors and assigns.

         "Receivables" means, collectively, the CPS Receivables and the Samco Receivables.

         "Receivables Purchase Price" means $114,595,056.63.

         "Repurchase Event" shall have the meaning specified in Section 6.2 hereof.

         "Samco" means Samco Acceptance Corp., a Texas corporation, and its successors and assigns.

         "Samco Purchase Agreement" means the Purchase Agreement dated as of May 1, 1997 between Samco Acceptance Corp., as seller, and CPS Receivables Corp., as purchaser, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Samco Receivable" shall have the meaning specified in the Samco Purchase Agreement.

         "Samco Schedule of Receivables" means the list of Samco Receivables annexed as Exhibit B to the Samco Purchase Agreement.

         "Schedule of Receivables" means, collectively, the CPS Schedule of Receivables and the Samco Schedule of Receivables.

         "Seller"  means  Consumer  Portfolio   Services,   Inc.,  a  California
corporation, in its capacity as seller of the CPS Receivables and the other CPS Transferred Property relating thereto, and its successors and assigns.

         "Servicer" means Consumer Portfolio Services, Inc., a California corporation, in its capacity as Servicer of the Receivables, and its successors and assigns.

         "Transferred CPS Property" shall have the meaning specified in Section 2.1(a) hereof.

         "Transferred Property" shall have the meaning specified in Section 2.1(a) hereof.

         "Transferred Samco Property" shall have the meaning specified in the Samco Purchase Agreement.

         "Trust" means the CPS Auto Grantor Trust 1997-2 created by the Pooling and Servicing Agreement.

         "UCC" means the Uniform Commercial Code, as in effect from time to time in the relevant jurisdictions.

         "Underwriters"   means  PaineWebber   Incorporated  and  Black  Diamond
Securities, LLC.

         "Underwriting Agreement" means the Underwriting Agreement, dated May 21, 1997, among the Underwriters, CPS and the Purchaser relating to the Class A Certificates.

                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

         2.1. Purchase and Sale of Receivables. On the Closing Date, subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, without recourse (subject to the obligations in this Agreement and the Pooling and Servicing Agreement), all of the Seller's right, title and interest in, to and under the CPS Receivables and the other Transferred CPS Property relating thereto. The conveyance to the Purchaser of the CPS Receivables and other Transferred CPS Property relating thereto is intended as a sale free and clear of all liens and it is intended that the Transferred CPS Property and other property of the Purchaser shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

         (a) Transfer of Receivables. On the Closing Date and simultaneously with the transactions to be consummated pursuant to the Pooling and Servicing Agreement, the Seller shall sell, transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein and in the Pooling and Servicing Agreement), all right, title and interest of the Seller in and to (i) the CPS Receivables listed in the CPS Schedule of Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the Cutoff
Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such CPS Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the CPS Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to such Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the CPS Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor under a CPS Receivable or Financed Vehicle securing a CPS Receivables or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each CPS Receivable; and (vi) the proceeds of any and all of the foregoing (collectively, the "Transferred CPS Property" and together with the Transferred Samco Property, the "Transferred Property").

         (b)  Receivables   Purchase  Price.  In   consideration   for  the  CPS
Receivables and other Transferred Property described in Section 2.1(a), the Purchaser shall, on the Closing Date, pay to the Seller the CPS Receivables Purchase Price. An amount equal to

$110,417,295.49 of the CPS Receivables Purchase Price shall be paid to the Seller in cash. The remaining $4,177,761.14 of the CPS Receivables Purchase Price shall be deemed paid and returned to the Purchaser and be considered a contribution to capital. The portion of the CPS Receivables Purchase Price to paid in cash be by federal wire transfer (same day) funds.

         2.2. The Closing. The sale and purchase of the CPS Receivables shall take place at a closing (the "Closing") at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019-5820 on the Closing Date, simultaneously with the closings under: (a) the Samco Purchase Agreement pursuant to which Samco Acceptance Corp. will sell the Samco Receivables to CPS Receivables Corp.,
(b) the Pooling and Servicing Agreement pursuant to which (i) the Purchaser will assign all of its right, title and interest in and to the Receivables and the other Transferred Property to the Trustee for the benefit of the Certificateholders and (ii) the Trust will issue and deliver to the Purchaser in exchange for the Transferred Property and related transferred property the Certificates, (c) the Underwriting Agreement pursuant to which the Purchaser shall sell the Class A Certificates to the Underwriters and (d) the Certificate Purchase Agreement pursuant to which the Purchaser shall sell the Class B Certificates to one or more investors.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date:

         (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire and own the Receivables.

         (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

         (c) Power and Authority. The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser by all necessary corporate action.

         (d) Binding Obligation. This Agreement shall constitute a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms.

         (e) No Violation. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in a breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Purchaser, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Purchaser is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than the Pooling and Servicing Agreement); nor violate any law, order, rule or regulation applicable to the Purchaser of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

         (f) No Proceedings. There are no proceedings or investigations pending, or to the Purchaser's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (A) asserting the invalidity of this Agreement or the Certificates; (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or the Certificates; or (D) relating to the Purchaser and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

         (g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Purchaser for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement, the Samco Purchase Agreement or the Pooling and Servicing Agreement, except such as have been duly made or obtained.

         3.2. Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date:

                  (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and had at all relevant times, and shall have, power, authority and legal right to acquire, own and service the Receivables.

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the origination and the servicing of the Receivables as required by the Pooling and Servicing Agreement) shall require such qualifications.

                  (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                  (iv) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer and assignment of the CPS Receivables and the other Transferred CPS Property conveyed to the Purchaser pursuant to
         Section 2.1, enforceable against creditors of and purchasers from the Seller; and this Agreement shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms.

                  (v) No Violation. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation, as amended, or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement and the Pooling and Servicing Agreement); nor violate any law, order, rule or regulation applicable to the Seller of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending, or to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement or the Certificates; (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates; or (D) relating to the Seller and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

                  (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement, the Samco Purchase Agreement or the Pooling and Servicing Agreement, except such as have been duly made or obtained.

                  (viii) Financial Condition. The Seller has a positive net worth and is able to and does pay its liabilities as they mature. The Seller is not in default under any obligation to pay money to any Person except for matters being disputed in good faith which do not involve an obligation of the Seller on a promissory note. The Seller will not use the proceeds from the transactions contemplated by this Agreement to give any preference to any creditor or class of creditors, and this transaction will not leave the Seller with remaining assets which are unreasonably small compared to its ongoing operations.

                  (ix) Fraudulent Conveyance. The Seller is not selling the CPS Receivables to the Purchaser with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the CPS Receivables to the Purchaser.

                  (b) The Seller makes the following representations and warranties as to the Receivables (including the Samco Receivables) and the other Transferred Property relating thereto on which the Purchaser relies in accepting the Receivables and the other Transferred Property relating thereto. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer, and assignment of the Receivables and the other Transferred Property relating thereto to the Purchaser and the subsequent assignment and transfer pursuant to the Pooling and Servicing
Agreement:

                  (i) Origination Date. Each Receivable has an origination date on or after May 11, 1994.

                  (ii) Principal Balance/Number of Contracts. As of the Cutoff Date, the total aggregate principal balance of the Receivables was $119,362,032.46. The Receivables are evidenced by 9,697 Contracts.

                  (iii) Maturity of Receivables. Each Receivable has an original term to maturity of not less than 12 months and not more than 60 months; the weighted average original term to maturity of the Receivables is 56.49 months as of the Cutoff Date; the remaining term to maturity of each Receivable was 60 months or less as of the Cutoff Date; the weighted average remaining term to maturity of the Receivables was 55.46 months as of the Cutoff Date.

                  (iv)  Characteristics of Receivables.  (a) Each Receivable (1)
         has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto and has been purchased by the Seller (or, with respect to the Samco Receivables, Samco) in connection with the sale of Financed Vehicles by the Dealers, (2) has created a valid, subsisting, and enforceable first priority security interest in favor of the Seller (or, with respect to the Samco Receivables, Samco) in the Financed Vehicle, which security interest has been assigned by the Seller (or, with respect to the Samco Receivables, Samco) to the Purchaser, which in turn has assigned such security interest to the Trustee pursuant to the Pooling and Servicing Agreement, (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security, (4) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the last payment, which may be different from the level payment) and yield interest at the Annual Percentage Rate,
         (5) has an Annual Percentage Rate of not less than 16.50%, (6) that is a Rule of 78's Receivable provides for, in the event that such Receivable is prepaid, a prepayment that fully pays the Principal Balance and includes a full month's interest, in the month of prepayment, at the Annual Percentage Rate, (7) is a Rule of 78's Receivable or a Simple Interest Receivable, and (8) was originated by a Dealer and was sold by the Dealer without any fraud or misrepresentation on the part of such Dealer.

                           (b) Approximately 89.96% of the aggregate Principal Balance of the Receivables, constituting 92.20% of the number of Receivables, as of the Cutoff Date, represents financing of used automobiles, light trucks, vans or minivans; the remainder of the Receivables represent financing of new automobiles, light trucks, vans or minivans; approximately 17.65% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated in the State of California; approximately 47.14% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS alpha program; approximately 10.06% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS delta program; approximately 9.17% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS first time buyer program; and approximately 33.61% of the aggregate Principal Balance of the Receivables were originated under the CPS standard program; the remaining 0.02% of the aggregate Principal Balance of the Receivables were acquired by CPS from an unaffiliated party; approximately 3.99% of the aggregate Principal Balance of the Receivables are Samco Receivables; no Receivable shall have a payment that is more than 30 days overdue as of the Cutoff Date; 34.61% of the aggregate Principal Balance of the Receivables are Rule of 78's Receivables and 65.39% of the aggregate Principal Balance of the Receivables are Simple Interest Receivables; each Receivable shall have a final scheduled payment due no later than June 12, 2002; each Receivable has an original term to maturity of at least 12 months and not more than 60 months and a remaining term to maturity of not less than 5 months nor greater than 60 months; and each Receivable was originated on or before the Cutoff Date.

                  (v) Scheduled Payments. Each Receivable had an original principal balance of not less than $2,127.42 nor more than $27,681.54, has an outstanding principal balance as of the Cutoff Date of not less than $1,528.61 and not more than $27,562.84 and has a first Scheduled Payment due on or prior to July 3, 1997.

                  (vi) Characteristics of Obligors. As of the date of each Obligor's application for the loan from which the related Receivable arises, each Obligor on any Receivable (a) did not have any material past due credit obligations or any personal or real property repossessed or wages garnished within one year prior to the date of such application, unless such amounts have been repaid or discharged through bankruptcy, (b) was not the subject of any Federal, State or other bankruptcy, insolvency or similar proceeding pending on the date of application that is not discharged, (c) had not been the subject of more than one Federal, State or other bankruptcy, insolvency or similar proceeding, and (d) was domiciled in the United States.

                  (vii) Origination of Receivables. Based on the billing address of the Obligors and the Principal Balances as of the Cutoff Date, approximately 17.65% of the Receivables were originated in California, approximately 8.65% of the Receivables were originated in Pennsylvania, approximately 8.64% of the Receivables were originated in Texas, 6.66% were originated in New York and the remaining 58.40% of the Receivables were originated in all other States.

                  (viii) Post-Office Box. On or prior to the next billing period after the Cutoff Date, the Seller will notify each Obligor to make payments with respect to its respective Receivables after the Cutoff Date directly to the Post-Office Box, and will provide each Obligor with a monthly statement in order to enable such Obligors to make payments directly to the Post-Office Box.

                  (ix) Location of Receivable Files; One Original. A complete Receivable File with respect to each Receivable has been or prior to the Closing Date will be delivered to the Trustee at the location listed in Schedule B to the Pooling and Servicing Agreement. There is only one original executed copy of each Receivable.

                  (x)  Schedule  of  Receivables;   Selection  Procedures.   The
         information with respect to the Receivables set forth in the CPS Schedule of Receivables and the Samco Schedule of Receivables is true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures adverse to the Certificateholders have been utilized in selecting the Receivables.

                  (xi) Compliance with Law. Each Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time the related Receivable was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable Federal, State and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, the California Automobile Sales Finance Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                  (xii) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

                  (xiii) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

                  (xiv) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment, and transfer thereof, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Seller (or, with respect to the Samco Receivables, Samco) as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the Closing Date).

                  (xv) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                  (xvi) No Waiver. No provision of a Receivable has been waived.

                  (xvii) No Amendments. No Receivable has been amended, except as such Receivable may have been amended to grant extensions which shall not have numbered more than (a) one extension of one calendar month in any calendar year or (b) three such extensions in the aggregate.

                  (xviii) No Defenses. As of the Closing Date, no right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

                  (xix) No Liens. As of the Cutoff Date, there are no liens or claims existing or which have been filed for work, labor, storage or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

                  (xx) No Default; Repossession. Except for payment delinquencies continuing for a period of not more than thirty days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable has arisen; and neither the Seller nor Samco shall waive and neither has waived any of the foregoing; and no Financed Vehicle shall have been repossessed as of the Cutoff Date.

                  (xxi) Insurance; Other. (A) Each Obligor has obtained insurance covering the Financed Vehicle as of the execution of the Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and each Receivable requires the Obligor to obtain and maintain such insurance naming the Seller (or, with respect to the Samco Receivables, Samco) and its successors and assigns as an additional insured, (B) each Receivable that finances the cost of premiums for credit life and credit accident or health insurance is covered by an insurance policy and certificate of insurance naming the Seller (or, with respect to the Samco Receivables, Samco) as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

                  (xxii) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the CPS Receivables from the Seller to the Purchaser and that the beneficial interest in and title to such CPS Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No CPS Receivable has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Purchaser or any such pledge has been released on or prior to the Closing Date. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each CPS Receivable, and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each such CPS Receivable, and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests, and rights of others, and the transfer has been perfected under the UCC.

                  (xxiii) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement or the Samco Purchase Agreement shall be unlawful, void, or voidable. Neither the Seller nor Samco has entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

                  (xxiv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first priority perfected ownership interest in the Receivables have been made.

                  (xxv) Chattel Paper. Each Receivable constitutes "chattel paper" under the applicable UCC.

                  (xxvi) Valid and Binding Obligation of Obligor. Each Receivable is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (xxvii) Tax Liens. As of the Cutoff Date, there is no lien against any Financed Vehicle for delinquent taxes.

                  (xxviii) Title Documents. (A) If the Receivable was originated in a State in which notation of a security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document for such Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle the title document (or, with respect to Receivables originated in the State of Michigan, all other evidence of ownership with respect to such Financed Vehicle) will be received within 180 days and will show, the Seller (or, with respect to the Samco Receivables, Samco) named as the original secured party under the related Receivable as the holder of a first priority security interest in such Financed Vehicle, and (B) if the Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show the Seller (or, with respect to the Samco Receivables, Samco) named as the original secured party under the related Receivable, and in either case, the Trustee has the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Receivable for which the title document of the related Financed Vehicle has not yet been returned from the Registrar of Titles, the Seller has received written evidence from the related Dealer that such title document showing the Seller (or, with respect to the Samco Receivables, Samco) as first lienholder has been applied for.

                  (xxix) Casualty. No Financed Vehicle has suffered a Casualty.

                  (xxx) Obligation to Dealers or Others. The Purchaser and its assignees will assume no obligation to Dealers or other originators or holders of the Receivables (including, but not limited to under dealer reserves) as a result of the purchase of the Receivables.

                  (xxxi)  Full  Amount   Advanced.   The  full  amount  of  each
         Receivable has been advanced to each Obligor, and there are no requirements for future advances thereunder. No Obligor has any option under a Receivable to borrow from any Person additional funds secured by the related Financed Vehicle.

                  (c) The representations and warranties contained in this Agreement shall not be construed as a warranty or guaranty by the Seller as to the future payments by any Obligor. The sale of the CPS
         Receivables pursuant to this Agreement shall be "without recourse" except for the representations, warranties and covenants made by the Seller in this Agreement or the Pooling and Servicing Agreement.


                                   ARTICLE IV

                                   CONDITIONS

         4.1. Conditions to Obligation of the Purchaser. The obligation of the Purchaser to purchase the CPS Receivables is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the CPS Receivables have been sold to the Purchaser pursuant to this Agreement and shall deliver to the Purchaser the CPS Schedule of Receivables certified by the Chairman, the President, the Vice President or the Treasurer of the Seller to be true, correct and complete.

         (c) Receivable Files Delivered. The Seller shall, at its own expense, deliver the Receivable Files to the Trustee at the offices specified in Schedule B to the Pooling and Servicing Agreement on or prior to the Closing Date.

         (d) Documents to be delivered by the Seller at the Closing.

                  (i) The Assignment. At the Closing, the Seller will execute and deliver the Assignment. The Assignment shall be substantially in the form of Exhibit A hereto.

                  (ii) Evidence of UCC-1 Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming the CPS Receivables and the other Transferred CPS Property conveyed hereafter as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such CPS Receivables to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to the Closing Date.

                  (iii) Evidence of UCC-2 Filing. On or prior to the Closing Date, the Seller shall cause to be recorded and filed, at its own expense, a UCC-2 termination statement executed by General Electric Capital Corporation ("GECC") in each jurisdiction in which required by applicable law, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to release GECC's interest in the Receivables, including without limitation, the security interests in the Financed Vehicles securing the Receivables and any proceeds of such security interests or the Receivables. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to the Closing Date.

                  (iv) Other Documents. On or prior to the Closing Date, the Seller shall deliver such other documents as the Purchaser may reasonably request.

         (e) Other Transactions. The transactions contemplated by the Pooling and Servicing Agreement, the Samco Purchase Agreement, the Underwriting Agreement and Certificate Purchase Agreement shall be consummated on the Closing Date.

         4.2. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Receivables Purchase Price. At the Closing Date, the Purchaser will deliver to the Seller the CPS Receivables Purchase Price as provided in Section 2.1(b). The Seller hereby directs the Purchaser to wire $110,417,295.49 of the CPS Receivables Purchase Price to Bank of America, ABA: 121000358, Account #1458425131, Consumer Portfolio Services, Inc. pursuant to wire instructions to be delivered to the Purchaser on or prior to the Closing Date.


                                    ARTICLE V

                             COVENANTS OF THE SELLER

         The Seller agrees with the Purchaser as follows; provided, however, that to the extent that any provision of this ARTICLE V conflicts with any provision of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall govern:

         5.1.  Protection of Right, Title and Interest.

         (a) Filings. The Seller shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser in and to the Receivables and the other Transferred Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Receivables and the other Transferred Property. The Seller shall deliver to the Purchaser file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 5.1(a). In the event the Seller fails to perform its obligations under this subsection, the Purchaser or the Trustee may do so at the expense of the Seller.

         (b) Name and Other Changes. At least 60 days prior to the date the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Trustee, the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) and the Purchaser written notice of any such change and no later than five days after the effective date thereof, shall file appropriate amendments to all previously filed financing statements or continuation statements. At least 60 days prior to the date of any relocation of its principal executive office, the Seller shall give the Trustee, the

Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) and the Purchaser written notice thereof if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and the Seller shall within five days after the effective date thereof, file any such amendment or new financing statement. The Seller shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (c) Accounts and Records. The Seller shall maintain accounts and records as to each CPS Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such CPS Receivable, including payments and recoveries made and payments owing (and the nature of each).

         (d) Maintenance of Computer Systems. The Seller shall maintain its computer systems so that, from and after the time of sale hereunder of the CPS Receivables to the Purchaser, the Seller's master computer records (including any back-up archives) that refer to a CPS Receivable shall indicate clearly the interest of the Purchaser in such CPS Receivable and that such CPS Receivable is owned by the Purchaser. Indication of the Purchaser's ownership of a CPS Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, the CPS Receivable shall have been paid in full or repurchased.

         (e) Sale of Other Receivables. If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in any automobile or light- duty truck receivables (other than the CPS Receivables) to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any CPS Receivable, shall indicate clearly that such CPS Receivable has been sold and is owned by the Purchaser unless such CPS Receivable has been paid in full or repurchased.

         (f) Access to Records. The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any Receivable.

         (g) List of Receivables. Upon request, the Seller shall furnish to the Purchaser, within five Business Days, a list of all CPS Receivables (by contract number and name of Obligor) then owned by the Purchaser, together with a reconciliation of such list to the CPS Schedule of Receivables.

         5.2. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Pooling and Servicing Agreement, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any interest therein, and the Seller shall defend the right, title, and interest of the Purchaser in, to and under the Receivables against all claims of third parties claiming through or under the Seller (or, with respect to the Samco Receivables, Samco); provided, however, that the Seller's obligations under this Section 5.2 shall terminate upon the termination of the Trust pursuant to Section 11.1 of the Pooling and Servicing Agreement.

         5.3. Chief Executive Office. During the term of the Receivables, the Seller will maintain its chief executive office in one of the United States, except Louisiana or Vermont.

         5.4. Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the CPS Receivables.

         5.5. Delivery of Receivable Files. On or prior to the Closing Date, the Seller shall deliver the Receivable Files to the Trustee at the location specified in Schedule B to the Pooling and Servicing Agreement. The Seller shall have until the last day of the second Collection Period following receipt from the Trustee of notification, pursuant to Section 2.8 of the Pooling and Servicing Agreement, that there has been a failure to deliver a file with respect to a Receivable (including a Samco Receivable) or that a file is unrelated to the Receivables identified in Schedule A to the Pooling and Servicing Agreement or that any of the documents referred to in Section 2.7 of the Pooling and Servicing Agreement are not contained in a Receivable File, to deliver such file or any of the aforementioned documents required to be included in such Receivable File to the Trustee. Unless such defect with respect to such Receivable File shall have been cured by the last day of the second Collection Period following discovery thereof by the Trustee, the Seller hereby agrees to repurchase any such Receivable from the Trust as of such last day. In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount in the manner specified in Section 4.5 of the Pooling and Servicing Agreement. The sole remedy hereunder of the Trustee, the Trust or the Certificateholders with respect to a breach of this Section 5.5, shall be to require the Seller to repurchase the Receivable pursuant to this Section 5.5. Upon receipt of the Purchase Amount, the Trustee shall release to the Seller or its designee the related Receivable File and shall execute and deliver all instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and are necessary to vest in the Seller or such designee title to the Receivable.

         5.6. Indemnification. (a) The Seller shall indemnify the Purchaser for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein.

         (b) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller or any Affiliate thereof of a Financed Vehicle.

         (c) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all taxes, except for taxes on the net income of the Purchaser, that may at any time be asserted against the Purchaser with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

         (d) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims and liabilities to the extent that such cost, expense, loss, damage, claim or liability arose out of, or was imposed upon the Purchaser through, the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under the Agreement, or by reason of reckless disregard of the Seller's obligations and duties under the Agreement.

         (e) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against all costs, expenses, losses, damages, claims and liabilities arising out of or incurred in connection with the acceptance or performance of the Seller's trusts and duties as Servicer under the Pooling and Servicing Agreement, except to the extent that such cost, expense, loss, damage, claim or liability shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Purchaser.

         Indemnification under this Section 5.6 shall include reasonable fees and expenses of litigation and shall survive termination of the Trust. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

         5.7. Sale. The Seller agrees to treat this conveyance for all purposes (including without limitation tax and financial accounting purposes) as a sale on all relevant books, records, tax returns, financial statements and other applicable documents.

         5.8. Non-Petition. In the event of any breach of a representation and warranty made by the Purchaser hereunder, the Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all certificates issued by the Trust or a similar trust formed by the Purchaser have been paid in full. The Purchaser and the Seller agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by the Purchaser or by the Trustee on behalf of the Trust.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         6.1. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

         6.2. Repurchase Events. The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Trustee, the Certificate Insurer and the Certificateholders, that (i) the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) hereof (without regard to any limitations regarding the Seller's knowledge) and (ii) the failure of the Seller to timely comply with its obligations pursuant to
Section 5.5 hereof, shall constitute events obligating the Seller to repurchase the affected Receivables (including any affected Samco Receivables) hereunder ("Repurchase Events"), at the Purchase Amount from the Trust. Unless the breach of any of the Seller's representations and warranties shall have been cured by the last day of the second Collection Period following the discovery thereof by or notice to the Purchaser and the Seller of such breach, the Seller shall repurchase any Receivable if such Receivable is materially and adversely affected by the breach as of the last day of such second Collection Period (or, at the Seller's option, the last day of the first Collection Period following the discovery) and, in the event that the breach relates to a characteristic of the Receivables in the aggregate, and if the Trust is materially and adversely affected by such breach, unless the breach shall have been cured by such second Collection Period, the Seller shall purchase such aggregate Principal Balance of Receivables, such that following such purchase such representation shall be true and correct with respect to the remainder of the Receivables in the aggregate. The provisions of this Section 6.2 are intended to grant the Trustee a direct right against the Seller to demand performance hereunder, and in connection therewith  the  Seller  waives  any  requirement  of prior  demand  against  the
Purchaser and waives any defaults it would have against the Purchaser with respect to such repurchase obligation. Any such purchase shall take place in the manner specified in Section 4.5 of the Pooling and Servicing Agreement. For purposes of this Section 6.2, the Purchase Amount of a Receivable which is not consistent with the warranty pursuant to Section 3.2(b)(iv)(a)(5) or (iv)(a)(6) shall include such additional amount as shall be necessary to provide the full amount of interest as contemplated therein. The sole remedy hereunder of the Certificateholders, the Trust, the Certificate Insurer, the Trustee or the Purchaser against the Seller with respect to any Repurchase Event shall be to enforce the Seller's obligation to repurchase such Receivables pursuant to this Agreement; provided, however, that the Seller shall indemnify the Trustee, the Certificate Insurer, the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them, as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount, the Purchaser shall cause the Trustee to release the related Receivables File to the Seller and to execute and deliver all instruments of transfer or assignment, without recourse, as are necessary to vest in the Seller title to the Receivable. Notwithstanding the foregoing, if it is determined that consummation of the transactions contemplated by the Pooling and Servicing Agreement and the other transaction documents referenced in such Agreement, servicing and operation of the Trust pursuant to such Agreement and such other documents, or the ownership of a Certificate by a Holder constitutes a violation of the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended ("Code") for which no statutory exception or administrative exemption applies, such violation shall not be treated as a Repurchase Event.

         6.3. Seller's Assignment of Purchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse except as provided herein, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

         6.4. Conveyance as Sale of Receivables Not Financing. The parties hereto intend that the conveyance hereunder be a sale of the CPS Receivables and the other Transferred CPS Property from the Seller to the Purchaser and not a financing secured by such assets; and the beneficial interest in and title to the CPS Receivables and the other Transferred CPS Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that any conveyance hereunder is for any reason not considered a sale, the parties intend that this Agreement constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of California) and applicable law, and the Seller hereby grants to the Purchaser a first priority perfected security interest in, to and under the CPS Receivables and the other Transferred CPS Property being delivered to the Purchaser on the Closing Date, and other property conveyed hereunder and all proceeds of any of the foregoing for the purpose of securing payment and performance of the Certificates and the repayment of amounts owed to the Purchaser from the Seller.

         6.5. Trust. The Seller acknowledges that the Purchaser will, pursuant to the Pooling and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Agreement and the Samco Purchase Agreement to the Trustee for the benefit of the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Sections 6.2 and 6.4 hereof are intended to benefit such Trust and the Certificateholders. The Seller also acknowledges that the Trustee on behalf of the Certificateholders as assignee of the Purchaser's rights hereunder may directly enforce, without making any prior demand on the Purchaser, all the rights of the Purchaser hereunder including the rights under
Section 6.2 and 6.4 hereof. The Seller hereby consents to such sale and assignment.

         6.6. Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Purchaser with the consent of the Certificate Insurer; provided, however, that (i) any such amendment that materially adversely affects the rights of the Class A Certificateholders under the Pooling and Servicing Agreement must be consented to by the holders of Class A Certificates representing 51% or more of the Class A Certificate Balance and (ii) any such amendment that materially adversely affects the rights of the Class B Certificateholders under the Pooling and Servicing Agreement must be consented to by the holders of Class B Certificates representing 51% or more of the Class B Certificate Balance.

         6.7. Accountants' Letters. (a) KPMG Peat Marwick will review the characteristics of the Receivables and will compare those characteristics to the information with respect to the Receivables contained in the Offering Documents;
(b) The Seller will cooperate with the Purchaser and KPMG Peat Marwick in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in Section 6.7(a) above and to deliver the letters required of them under the Underwriting Agreement; and (c) KPMG Peat Marwick will deliver to the Purchaser a letter, dated the Closing Date, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Offering Documents under the captions "CPS's Automobile Contract Portfolio -- Delinquency and Loss Experience" and "The Receivables Pool", certain information relating to the Receivables on magnetic tape obtained from the Seller and the Purchaser and with respect to such other information as may be agreed in the form of letter.

         6.8. Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         6.9. Notices. All communications and notices pursuant hereto to either party shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown in the opening portion of this Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex.

         6.10. Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the CPS Receivables and security interests in the Financed Vehicles and the enforcement of any obligation of the Seller hereunder.

         6.11. Representations of the Seller and the Purchaser. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.2 hereof.

         6.12. Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the CPS Receivables, under the Pooling and Servicing Agreement or as required by law.

         6.13. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

         6.14. Third Party Beneficiaries. The parties hereto hereby expressly agree that each of the Trustee for the benefit of the Certificateholders and the Certificate Insurer shall be third party beneficiaries with respect to this Agreement, provided, however, that no third party other than the Trustee for the benefit of the Certificateholders and the Certificate Insurer shall be deemed a third party beneficiary of this Agreement.

         6.15. Governing Law. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         6.16. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.



                    [Rest of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                       CPS RECEIVABLES CORP.


                                       By:
                                          -----------------------------------
                                           Name:
                                           Title:


                                       CONSUMER PORTFOLIO SERVICES, INC.


                                       By:
                                          -----------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit A

                                   ASSIGNMENT

         For value received, in accordance with the Purchase Agreement dated as of May 1, 1997 between the undersigned (the "Seller") and CPS Receivables Corp. (the "Purchaser") (the "CPS Purchase Agreement"), the undersigned does hereby sell, transfer, assign and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the Purchase Agreement and the Pooling and Servicing Agreement), all right, title and interest of the Seller in and to (i) the CPS Receivables listed in the CPS Schedule of Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Receivables;
(ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the CPS Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to such Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the CPS Receivables; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle related to a CPS Receivable and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each CPS Receivable; and (vi) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the CPS Receivables, the related Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the CPS Purchase Agreement and is to be governed by the CPS Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the CPS Purchase Agreement.

         THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of May 30, 1997.


                                       CONSUMER PORTFOLIO SERVICES, INC.


                                       By:
                                          -----------------------------------
                                           Name:
                                           Title:

                                    Exhibit B
                           CPS Schedule of Receivables

                               See Following Page

                                                                  EXECUTION COPY

                                   ASSIGNMENT

         For value received, in accordance with the Purchase Agreement dated as of May 1, 1997 between the undersigned (the "Seller") and CPS Receivables Corp. (the "Purchaser") (the "Samco Purchase Agreement"), the undersigned does hereby sell, transfer, assign and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the Samco Purchase Agreement and the Pooling and Servicing Agreement), all right, title and interest of the Seller in and to (i) the Samco Receivables listed in the Samco Schedule of Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date
(including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Samco Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Samco Receivables; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Samco Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Samco Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Samco Receivable; and (vi) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Samco Receivables, the Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Samco Purchase Agreement and is to be governed by the Samco Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Samco Purchase Agreement.

         THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of May 30, 1997.



                                       SAMCO ACCEPTANCE CORP.


                                       By:
                                          -----------------------------------
                                           Name:
                                           Title:

                                                               MBP DRAFT 5/28/97


         PURCHASE AGREEMENT dated as of this May 1, 1997, by and between SAMCO ACCEPTANCE CORP., a Texas corporation (the "Seller"), having its principal executive office at 8150 North Central Expressway, Suite 600, Lock-Box 39, Dallas, Texas, and CPS RECEIVABLES CORP., a California corporation (the "Purchaser"), having its principal executive office at 2 Ada, Irvine, California 92618.

         WHEREAS, in the regular course of its business, the Seller purchases and services through its auto loan programs certain motor vehicle retail installment sale contracts secured by new and used automobiles, light trucks, vans or minivans acquired from motor vehicle dealers.

         WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Samco Receivables (as hereinafter defined), are to be sold by the Seller to the Purchaser, which Samco Receivables together with the CPS Receivables will be transferred by the Purchaser, pursuant to the Pooling and Servicing Agreement (as hereinafter defined) to CPS Auto Grantor Trust 1997-2 to be created thereunder, which Trust will issue certificates representing beneficial ownership interests in the Receivables and the other property of the Trust (the "Class A Certificates" and the "Class B Certificates", together, the "Certificates").

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Terms not defined in this Agreement shall have the meaning set forth in the Pooling and Servicing Agreement. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

         "Agreement" means this Purchase Agreement, as this agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Assignment" means the Assignment dated May 30, 1997, by the Seller to the Purchaser, relating to the purchase of the Samco Receivables and certain other property related thereto by the Purchaser from the Seller pursuant to this Agreement, which shall be in substantially the form attached hereto as Exhibit A.

         "Base Prospectus" means the Prospectus dated May 23, 1997 with respect to CPS Auto Grantor Trusts and any amendment or supplement thereto.

"Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated May 30, 1997 among one or more investors, CPS and the Purchaser relating to the Class B Certificates.

         "CPS"  means   Consumer   Portfolio   Services,   Inc.,   a  California
corporation, and its successors and assigns.

         "CPS Purchase Agreement" means the Purchase Agreement dated as of May 1, 1997 between Consumer Portfolio Services, Inc., as seller, and CPS Receivables Corp., as purchaser, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "CPS Receivable" shall have the meaning specified in the CPS Purchase Agreement.

         "CPS Schedule of Receivables" means the list of CPS Receivables annexed as Exhibit B to the CPS Purchase Agreement.

         "Obligor(s)" means the purchaser or co-purchasers of a Financed Vehicle or any other Person who owes or may be liable for payments under a Receivable.

         "Offering  Documents"  means  the  Prospectus   Supplement,   the  Base
Prospectus and the Private Placement Memorandum.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of May 1, 1997, among CPS Receivables Corp., as seller, Consumer Portfolio Services, Inc., as originator of the Receivables and servicer, and Norwest Bank Minnesota, National Association, as trustee and standby servicer, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Private Placement Memorandum" means the Private Placement Memorandum, dated May 23, 1997, relating to the private placement of the Class B Certificates and any amendment or supplement thereto.

         "Prospectus Supplement" means the Prospectus Supplement dated May 23, 1997, relating to the public offering of the Class A Certificates and any amendment or supplement thereto.

         "Purchaser" means CPS Receivables Corp., a California corporation, and its successors and assigns.

         "Receivable" shall have the meaning specified in the Pooling and Servicing Agreement.

         "Receivables Purchase Price" means $4,766,975.83.

         "Repurchase Event" shall have the meaning specified in Section 6.2 hereof.

         "Samco" means Samco Acceptance Corp., a Texas corporation, and its successors and assigns.

         "Samco Receivable" means each retail installment sale contract for a Financed Vehicle that appears on the Samco Schedule of Receivables and all rights thereunder.

         "Samco Schedule of Receivables" means the list of Samco Receivables annexed hereto as Exhibit B.

         "Schedule of Receivables" means the Samco Schedule of Receivables and/or the CPS Schedule of Receivables.

         "Seller" means Samco Acceptance Corp., a Texas corporation, in its capacity as seller of the Samco Receivables and the other Transferred Samco Property relating thereto, and its successors and assigns.

         "Servicer" means Consumer Portfolio Services, Inc., a California corporation, in its capacity as Servicer of the Receivables, and its successors and assigns.

         "Transferred CPS Property" shall have the meaning specified in the CPS Purchase Agreement.

         "Transferred Property" shall have the meaning specified in Section 2.1(a) hereof.

         "Transferred  Samco  Property"  shall  have the  meaning  specified  in
Section 2.1(a) hereof.

         "Trust" means the CPS Auto Grantor Trust 1997-2 created by the Pooling and Servicing Agreement.

         "UCC" means the Uniform Commercial Code, as in effect from time to time in the relevant jurisdictions.

         "Underwriters"   means  PaineWebber   Incorporated  and  Black  Diamond
Securities, LLC.

         "Underwriting Agreement" means the Underwriting Agreement, dated May 21, 1997, among the Underwriters, CPS and the Purchaser relating to the Class A Certificates.

                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

         2.1. Purchase and Sale of Receivables. On the Closing Date, subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, without recourse (subject to the obligations in this Agreement and the Pooling and Servicing Agreement), all of the Seller's right, title and interest in, to and under the Samco Receivables and the other Transferred Samco Property relating thereto. The conveyance to the Purchaser of the Samco Receivables and other Transferred Samco Property relating thereto is intended as a sale free and clear of all liens and it is intended that the Transferred Samco Property and other property of the Purchaser shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

                    (a) Transfer of Receivables. On the Closing Date and simultaneously with the transactions to be consummated pursuant to the Pooling and Servicing Agreement, the Seller shall sell, transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein and in the Pooling and Servicing Agreement), all right, title and interest of the Seller in and to (i) the Samco Receivables listed in the Samco Schedule of Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the Cutoff
Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Samco Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Samco Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Samco Receivables or the Obligors thereunder;
(iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Samco Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Samco Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Samco Receivable; and (vi) the proceeds of any and all of the foregoing (collectively, the "Transferred Samco Property" and together with the Transferred CPS Property, the "Transferred Property").

                    (b) Receivables Purchase Price. In consideration for the Samco Receivables and other Transferred Samco Property described in Section 2.1(a), the Purchaser shall, on the Closing Date, pay to the Seller the Receivables Purchase Price by federal wire transfer (same day) funds.

         2.2. The Closing. The sale and purchase of the Samco Receivables shall take place at a closing (the "Closing") at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019-5820 on the Closing Date, simultaneously with the closings under: (a) the CPS Purchase Agreement pursuant to which CPS will sell the CPS Receivables to CPS Receivables Corp., (b) the Pooling and Servicing Agreement pursuant to which (i) the Purchaser will assign all of its right, title and interest in and to the Receivables and the other Transferred Property to the Trustee for the benefit of the Certificateholders and (ii) the Trust will issue and deliver to the Purchaser in exchange for the Transferred Property and related transferred property the Certificates (c) the Underwriting Agreement pursuant to which the Purchaser shall sell the Class A Certificates to the Underwriters and (d) the Certificate Purhcase Agreement pursuant to which the Purchaser shall sell the Class B Certificates to one or more investors.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date:

         (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire and own the Samco Receivables.

         (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

         (c) Power and Authority. The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser by all necessary corporate action.

         (d) Binding Obligation. This Agreement shall constitute a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms.

         (e) No Violation. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in a breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Purchaser, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Purchaser is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than the Pooling and Servicing Agreement); nor violate any law, order, rule or regulation applicable to the Purchaser of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

         (f) No Proceedings. There are no proceedings or investigations pending, or to the Purchaser's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (A) asserting the invalidity of this Agreement or the Certificates; (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or the Certificates; or (D) relating to the Purchaser and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

         (g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Purchaser for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement or the Pooling and Servicing Agreement, except such as have been duly made or obtained.

         3.2. Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date:

                  (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and had at all relevant times, and shall have, power, authority and legal right to acquire, and own the Samco Receivables.

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the origination of the Samco Receivables as required by the Pooling and Servicing Agreement) shall require such qualifications.

                  (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                  (iv) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer and assignment of the Samco Receivables and the other Transferred Samco Property conveyed to the Purchaser pursuant to
         Section 2.1, enforceable against creditors of and purchasers from the Seller; and this Agreement shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms.

                  (v) No Violation. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation, as amended, or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement and the Pooling and Servicing Agreement); nor violate any law, order, rule or regulation applicable to the Seller of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending, or to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement or the Certificates; (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates; or (D) relating to the Seller and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

                  (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement or the Pooling and Servicing Agreement, except such as have been duly made or obtained.

                  (viii) Financial Condition. The Seller has a positive net worth and is able to and does pay its liabilities as they mature. The Seller is not in default under any obligation to pay money to any Person except for matters being disputed in good faith which do not involve an obligation of the Seller on a promissory note. The Seller will not use the proceeds from the transactions contemplated by this Agreement to give any preference to any creditor or class of creditors, and this transaction will not leave the Seller with remaining assets which are unreasonably small compared to its ongoing operations.

                  (ix) Fraudulent Conveyance. The Seller is not selling the Samco Receivables to the Purchaser with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the Samco Receivables to the Purchaser.

                    (b) The  Seller  makes  the  following  representations  and warranties as to the Samco Receivables and the other Transferred Samco Property relating thereto on which the Purchaser relies in accepting the Samco Receivables and the other Transferred Samco Property relating thereto. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer, and assignment of the Samco Receivables and the other Transferred Samco Property relating thereto to the Purchaser and the subsequent assignment and transfer pursuant to the Pooling and Servicing Agreement:

                  (i) Location of Receivable Files; One Original. A complete Receivable File with respect to each Samco Receivable has been or prior to the Closing Date will be delivered to the Trustee at the location listed in Schedule B to the Pooling and Servicing Agreement. There is only one original executed copy of each Samco Receivable.

                  (ii) Schedule of Receivables; Selection Procedures. The information with respect to the Samco Receivables set forth in the Samco Schedule of Receivables is true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures adverse to the Certificateholders have been utilized in selecting the Samco Receivables.

                  (iii) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment, and transfer thereof, each Samco Receivable shall be secured by a validly perfected first security interest in the related Financed Vehicle in favor of the Seller as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the Closing Date).

                  (iv) Samco Receivables in Force. No Samco Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Samco Receivable in whole or in part.

                  (v) No Waiver. No provision of a Samco Receivable has been waived.

                  (vi) No Amendments. No Samco Receivable has been amended, except as such Samco Receivable may have been amended to grant extensions which shall not have numbered more than (a) one extension of one calendar month in any calendar year or (b) three such extensions in the aggregate.

                  (vii) No Default; Repossession. Except for payment delinquencies continuing for a period of not more than thirty days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Samco Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Samco Receivable has arisen; and the Seller shall not waive and has not waived any of the foregoing; and no Financed Vehicle securing a Samco Receivable shall have been repossessed as of the Cutoff Date.

                  (viii) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Samco Receivables from the Seller to the Purchaser and that the beneficial interest in and title to such Samco Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Samco Receivable has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Purchaser or any such pledge has been released on or prior to the Closing Date. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Samco Receivable, and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each such Samco Receivable, and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests, and rights of others, and the transfer has been perfected under the UCC.

                  (ix) Lawful Assignment. No Samco Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Samco Receivable under this Agreement shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Samco Receivables.

                  (x) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first priority perfected ownership interest in the Samco Receivables have been made.

                  (xi)  Casualty.   No  Financed  Vehicle  related  to  a  Samco
         Receivable has suffered a Casualty.

                  (xii) Obligation to Dealers or Others. The Purchaser and its assignees will assume no obligation to Dealers or other originators or holders of the Samco Receivables (including, but not limited to under dealer reserves) as a result of the purchase of the Samco Receivables.

                  (xiii)  Full  Amount  Advanced.  The full amount of each Samco
         Receivable has been advanced to each Obligor, and there are no requirements for future advances thereunder. No Obligor with respect to a Samco Receivable has any option under the Samco Receivable to borrow from any Person additional funds secured by the related Financed Vehicle.

                             (c) The representations and warranties contained in this Agreement shall not be construed as a warranty or guaranty by the Seller as to the future payments by any Obligor. The sale of the Samco Receivables pursuant to this Agreement shall be "without recourse" to the Seller except for the representations, warranties and covenants made by the Seller in this Agreement.


                                   ARTICLE IV

                                   CONDITIONS

         4.1. Conditions to Obligation of the Purchaser. The obligation of the Purchaser to purchase the Samco Receivables is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the Samco Receivables have been sold to the Purchaser pursuant to this Agreement and shall deliver to the Purchaser the Samco Schedule of Receivables certified by the Chairman, the President, the Vice President or the Treasurer of the Seller to be true, correct and complete.

         (c) Receivable Files Delivered. The Seller shall, at its own expense, deliver the Receivable Files to the Trustee at the offices specified in Schedule B to the Pooling and Servicing Agreement on or prior to the Closing Date.

         (d) Documents to be delivered by the Seller at the Closing.

                  (i) The Assignment. At the Closing, the Seller will execute and deliver the Assignment. The Assignment shall be substantially in the form of Exhibit A hereto.

                  (ii) Evidence of UCC-1 Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming the Samco Receivables and the other Transferred Samco Property conveyed hereafter as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Samco Receivables to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to the Closing Date.

                  (iii) Other Documents. On or prior to the Closing Date, the Seller shall deliver such other documents as the Purchaser may reasonably request.

         (e) Other Transactions. The transactions contemplated by the Pooling and Servicing Agreement the CPS Purchase Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be consummated on the Closing Date.

         4.2. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Samco Receivables to the Purchaser is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Receivables Purchase Price. At the Closing Date, the Purchaser will deliver to the Seller the Receivables Purchase Price as provided in Section 2.1(b). The

Seller hereby directs the Purchaser to wire the Receivables Purchase Price pursuant to wire instructions to be delivered to the Purchaser on or prior to the Closing Date.


                                    ARTICLE V

                             COVENANTS OF THE SELLER

         The Seller agrees with the Purchaser as follows:

         5.1.  Protection of Right, Title and Interest.

         (a) Filings. The Seller shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser in and to the Samco Receivables and the other Transferred Samco Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Samco Receivables and the other Transferred Samco Property. The Seller shall cause to be delivered to the Purchaser file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 5.1(a). In the event the Seller fails to perform its obligations under this subsection, the Purchaser or the Trustee may do so at the expense of the Seller.

         (b) Name and Other Changes. At least 60 days prior to the date the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Trustee, the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) and the Purchaser written notice of any such change and no later than five days after the effective date thereof, shall file appropriate amendments to all previously filed financing statements or continuation statements. At least 60 days prior to the date of any relocation of its principal executive office, the Seller shall give the Trustee, the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) and the Purchaser written notice thereof if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and the Seller shall within five days after the effective date thereof, file any such amendment or new financing statement. The Seller shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (c) Maintenance of Computer Systems. The Seller shall maintain its computer systems so that, from and after the time of sale to the Purchaser of the Samco Receivables hereunder, the Seller's master computer records (including any back-up archives) that refer to a Samco Receivable shall indicate clearly the interest of the Purchaser in such Samco Receivable and that such Samco Receivable is owned by the Purchaser. Indication of the Purchaser's ownership of a Samco Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, the Samco Receivable shall have been paid in full or repurchased.

         (d) Sale of Other Receivables. If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in any automobile or light- duty truck receivables (other than the Samco Receivables) to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Samco Receivable, shall indicate clearly that such Samco Receivable has been sold and is owned by the Purchaser unless such Samco Receivable has been paid in full or repurchased.

         (e) Access to Records. The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any Samco Receivable.

         (f) List of Receivables. Upon request, the Seller shall furnish to the Purchaser, within five Business Days, a list of all Samco Receivables (by contract number and name of Obligor) then owned by the Purchaser, together with a reconciliation of such list to the Samco Schedule of Receivables.

         5.2. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Pooling and Servicing Agreement, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any interest therein, and the Seller shall defend the right, title, and interest of the Purchaser in, to and under the Samco Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this Section 5.2 shall terminate upon the termination of the Trust pursuant to Section 11.1 of the Pooling and Servicing Agreement.

         5.3. Chief Executive Office. During the term of the Samco Receivables, the Seller will maintain its chief executive office in one of the United States, except Louisiana or Vermont.

         5.4. Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the Samco Receivables.

         5.5. Delivery of Receivable Files. On or prior to the Closing Date, the Seller shall cause to be delivered to the Trustee at the location specified in Schedule B to the Pooling and Servicing Agreement the Receivables Files relating to the Samco Receivables. The Seller shall have until the last day of the second Collection Period following receipt of notification that there has been a failure to deliver a file with respect to a Samco Receivable or that a file is unrelated to the Receivables identified in Schedule A to the Pooling and Servicing Agreement or that any of the documents referred to in Section 2.7 of the Pooling and Servicing Agreement are not contained in a Receivable File, to deliver such file or any of the aforementioned documents required to be included in such Receivable File to the Trustee. Unless such defect with respect to such Receivable File shall have been cured by the last day of the second Collection Period following discovery thereof by the Trustee and notice thereof to Samco, the Seller hereby agrees to repurchase any such Receivable from the Trust as of such last day. In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount in the manner specified in Section 4.5 of the Pooling and Servicing Agreement. The sole remedy hereunder of the Trustee, the Trust or the Certificateholders with respect to a breach of this Section 5.5, shall be to require the Seller to repurchase the Receivable pursuant to this
Section 5.5. Upon receipt of the Purchase Amount, the Trustee shall release to the Seller or its designee the related Receivable File and shall execute and deliver all instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and are necessary to vest in the Seller or such designee title to the Receivable.

         5.6. Indemnification. (a) The Seller shall indemnify the Purchaser for any liability as a result of the failure of a Samco Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein.

         (b) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller or any Affiliate thereof of a Financed Vehicle related to a Samco Receivable.

         (c) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all taxes, except for taxes on the net income of the Purchaser, that may at any time be asserted against the Purchaser with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

         (d) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims and liabilities to the extent that such cost, expense, loss, damage, claim or liability arose out of, or was imposed upon the Purchaser through, the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under this Agreement, or by reason of reckless disregard of the Seller's obligations and duties under this Agreement.

         Indemnification under this Section 5.6 shall include reasonable fees and expenses of litigation and shall survive termination of the Trust. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

         5.7. Sale. The Seller agrees to treat this conveyance for all purposes (including without limitation tax and financial accounting purposes) as a sale on all relevant books, records, tax returns, financial statements and other applicable documents.

         5.8. Non-Petition. In the event of any breach of a representation and warranty made by the Purchaser hereunder, the Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all certificates issued by the Trust or a similar trust formed by the Purchaser have been paid in full. The Purchaser and the Seller agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by the Purchaser or by the Trustee on behalf of the Trust.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         6.1. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Samco Receivable.

         6.2. Repurchase Events. The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Trustee, the Certificate Insurer and the Certificateholders, that (i) the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) hereof (without regard to any limitations regarding the Seller's knowledge) and (ii) the failure of the Seller to timely comply with its obligations pursuant to
Section 5.5 hereof, shall constitute events obligating the Seller to repurchase the affected Samco Receivables hereunder ("Repurchase Events"), at the Purchase Amount from the Trust. Unless the breach of any of the Seller's representations and warranties shall have been cured by the last day of the second Collection Period following the discovery thereof by or notice to the Purchaser and the Seller of such breach, the Seller shall repurchase any Samco Receivable if such Samco Receivable is materially and adversely affected by the breach as of the last day of such second Collection Period (or, at the Seller's option, the last day of the first Collection Period following the discovery) and, in the event that the breach relates to a characteristic of the Samco Receivables in the aggregate, and if the Trust is materially and adversely affected by such breach, unless the breach shall have been cured by such second Collection Period, the Seller shall purchase such aggregate Principal Balance of

Samco Receivables, such that following such purchase such representation shall be true and correct with respect to the remainder of the Samco Receivables in the aggregate. The provisions of this Section 6.2 are intended to grant the Trustee a direct right against the Seller to demand performance hereunder, and in connection therewith the Seller waives any requirement of prior demand against the Purchaser and waives any defaults it would have against the Purchaser with respect to such repurchase obligation. Any such purchase shall take place in the manner specified in Section 4.5 of the Pooling and Servicing Agreement. The sole remedy hereunder of the Certificateholders, the Trust, the Certificate Insurer, the Trustee or the Purchaser against the Seller with respect to any Repurchase Event shall be to enforce the Seller's obligation to repurchase such Samco Receivables pursuant to this Agreement; provided, however, that the Seller shall indemnify the Trustee, the Certificate Insurer, the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them, as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount, the Purchaser shall cause the Trustee to release the related Receivables File to the Seller and to execute and deliver all instruments of transfer or assignment, without recourse, as are necessary to vest in the Seller title to the Samco Receivable. Notwithstanding the foregoing, if it is determined that consummation of the transactions contemplated by the Pooling and Servicing Agreement and the other transaction documents referenced in such Agreement, servicing and operation of the Trust pursuant to such Agreement and such other documents, or the ownership of a Certificate by a Holder constitutes a violation of the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended ("Code") for which no statutory exception or administrative exemption applies, such violation shall not be treated as a Repurchase Event.

         6.3. Seller's Assignment of Purchased Receivables. With respect to all Samco Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse except as provided herein, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such Samco Receivables, and all security and documents relating thereto.

         6.4. Conveyance as Sale of Receivables Not Financing. The parties hereto intend that the conveyance hereunder be a sale of the Samco Receivables and the other Transferred Samco Property from the Seller to the Purchaser and not a financing secured by such assets; and the beneficial interest in and title to the Samco Receivables and the other Transferred Samco Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that any conveyance hereunder is for any reason not considered a sale, the parties intend that this Agreement constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of Texas) and applicable law, and the Seller hereby grants to the Purchaser a first priority perfected security interest in, to and under the Samco Receivables and the other Transferred Samco Property being delivered to the Purchaser on the Closing Date, and other property conveyed hereunder and all proceeds of any of the foregoing for the purpose of securing payment and performance of the Certificates and the repayment of amounts owed to the Purchaser from the Seller.

         6.5. Trust. The Seller acknowledges that the Purchaser will, pursuant to the Pooling and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Agreement and the CPS Purchase Agreement to the Trustee for the benefit of the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Sections 6.2 and 6.4 hereof are intended to benefit such Trust and the Certificateholders. The Seller also acknowledges that the Trustee on behalf of the Certificateholders as assignee of the Purchaser's rights hereunder may directly enforce, without making any prior demand on the Purchaser, all the rights of the Purchaser hereunder including the rights under
Section 6.2 and 6.4 hereof. The Seller hereby consents to such sale and assignment.

         6.6. Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Purchaser with the consent of the Certificate Insurer; provided, however, that (i) any such amendment that materially adversely affects the rights of the Class A Certificateholders under the Pooling and Servicing Agreement must be consented to by the holders of Class A Certificates representing 51% or more of the Class A Certificate Balance and (ii) any such amendment that materially adversely affects the rights of the Class B Certificateholders under the Pooling and Servicing Agreement must be consented to by the holders of Class B Certificates representing 51% or more of the Class B Certificate Balance.

         6.7. Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         6.8. Notices. All communications and notices pursuant hereto to either party shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown in the opening portion of this Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex.

         6.9. Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Agreement.

         6.10. Representations of the Seller and the Purchaser. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.2 hereof.

         6.11. Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Samco Receivables, under the Pooling and Servicing Agreement or as required by law.

         6.12. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

         6.13. Third Party Beneficiaries. The parties hereto hereby expressly agree that each of the Trustee for the benefit of the Certificateholders and the Certificate Insurer shall be third party beneficiaries with respect to this Agreement, provided, however, that no third party other than the Trustee for the benefit of the Certificateholders and the Certificate Insurer shall be deemed a third party beneficiary of this Agreement.

         6.14. Governing Law. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         6.15. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.



                    [Rest of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                       CPS RECEIVABLES CORP.


                                       By:
                                          -----------------------------------
                                           Name:
                                           Title:



                                       SAMCO ACCEPTANCE CORP.


                                       By:
                                          -----------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit A

                                   ASSIGNMENT

         For value received, in accordance with the Purchase Agreement dated as of May 1, 1997 between the undersigned (the "Seller") and CPS Receivables Corp. (the "Purchaser") (the "Samco Purchase Agreement"), the undersigned does hereby sell, transfer, assign and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the Samco Purchase Agreement and the Pooling and Servicing Agreement), all right, title and interest of the Seller in and to (i) the Samco Receivables listed in the Samco Schedule of Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date
(including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Samco Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Samco Receivables; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Samco Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Samco Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Samco Receivable; and (vi) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Samco Receivables, the Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Samco Purchase Agreement and is to be governed by the Samco Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Samco Purchase Agreement.

         THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of May 30, 1997.



                                       SAMCO ACCEPTANCE CORP.


                                       By:
                                          -----------------------------------
                                           Name:
                                           Title:

                                    Exhibit B
                          Samco Schedule of Receivables

                               See Following Page

                                  Exhibit 23.1
                             Consent of Accountants

                       CONSENT of INDEPENDENT ACCOUNTANTS


                           ---------------------------



We consent to the incorporation by reference in the Prospectus Supplement dated May 23, 1997 (to Prospectus dated May 23, 1997) of CPS Receivables Corp., relating to CPS Auto Grantor Trust 1997-2 of our report dated January 24, 1997 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our Firm under the caption "Experts."


                                             /s/ Coopers & Lybrand L.L.P.
                                             ----------------------------
                                                 COOPERS & LYBRAND L.L.P.


New York, New York
May 27, 1997